UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07655
Driehaus Mutual Funds
(Exact name of registrant as specified in charter)

25 East Erie Street
Chicago, IL 60611
(Address of principal executive offices) (Zip code)
Janet L. McWilliams
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
(Name and address of agent for service)
Registrant's telephone number, including area code:
312-587-3800
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025
Item 1. Reports to Stockholders.
(a) The Report to Shareholders is attached herewith
(b) Not Applicable

Driehaus Emerging Markets Growth Fund
Institutional Class/DIEMX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Emerging Markets Growth Fund's Institutional Class (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Emerging Markets Growth Fund (Institutional Class/DIEMX)	$104	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 30.22% for the year ended December 31, 2025. The Fund underperformed its performance benchmark, the MSCI Emerging Markets Index (“Benchmark”), which returned 33.57% during the same period. It also underperformed the MSCI Emerging Markets Growth Index, which returned 34.30%.
The Fund’s underperformance in the 2025 calendar year was driven by sector allocation. The industrials and consumer discretionary sectors were the worst performing sectors for the Fund on a relative basis, but both contributed positively on an absolute basis. Information technology was the best performing sector on a relative basis, producing a positive return in the sector and outperforming the Benchmark.
From a country perspective, Taiwan was the largest absolute contributor despite the Fund being underweight its Benchmark in an outperforming market. Brazil was the biggest detractor of absolute performance during the year; the Fund was overweight the country and it underperformed.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR) is a Taiwanese multinational semiconductor contract manufacturing and design company. The company performed well with revenue and gross margin above consensus supported by surging AI accelerator demand; and
Tencent Holdings Ltd. is an internet and social service platform that offers social networking, music, gaming, and e-commerce related services. The company saw strong share price performance in 2025 as gaming revenue accelerated, AI powered ad tools drove higher pricing and volumes, and fintech and business services remained solid.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
JD.com, Inc. is a leading Chinese e‑commerce and supply‑chain technology platform. Heavy food‑delivery investment and international expansion widened losses and compressed margins in 2025, offsetting otherwise healthy retail and logistics execution; and
GDS Holdings Limited is a leading China-based developer and operator of hyperscale and colocation data centers serving cloud, internet, and AI customers, with an expanding international platform and active capital recycling via REITs. Slower leasing, renewal‑pricing pressure, and delayed AI tenant move‑ins tempered 2025 revenue momentum despite a solid backlog and ongoing REIT monetization.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Institutional Class compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $500,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Emerging Markets Growth Fund (Institutional Class/DIEMX)	30.22%	3.59%	9.25%
MSCI Emerging Markets Index - Net	33.57%	4.20%	8.42%
MSCI Emerging Markets Growth Index - Net	34.30%	1.77%	8.76%
For periods prior to the inception of the Institutional Share class on July 17, 2017, the performance shown for the Institutional Shares is based on the historical performance of the Driehaus Emerging Markets Growth Fund’s Investor Shares.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$4,104,798,373
Total number of portfolio holdings	105
Total advisory fees paid	$28,760,517
Portfolio turnover rate as of the end of the reporting period	137%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR	6.8%
Tencent Holdings Ltd.	6.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0%
Samsung Electronics Co. Ltd.	4.8%
Alibaba Group Holding Ltd. - W	3.8%
SK Hynix, Inc.	2.4%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66%	2.0%
Reliance Industries Ltd.	1.8%
ASE Technology Holding Co. Ltd.	1.7%
OTP Bank Nyrt.	1.7%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Emerging Markets Growth Fund
Investor Class/DREGX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Emerging Markets Growth Fund's Investor Class (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Emerging Markets Growth Fund (Investor Class/DREGX)	$131	1.14%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 29.92% for the year ended December 31, 2025. The Fund underperformed its performance benchmark, the MSCI Emerging Markets Index (“Benchmark”), which returned 33.57% during the same period. It also underperformed the MSCI Emerging Markets Growth Index, which returned 34.30%.
The Fund’s underperformance in the 2025 calendar year was driven by sector allocation. The industrials and consumer discretionary sectors were the worst performing sectors for the Fund on a relative basis, but both contributed positively on an absolute basis. Information technology was the best performing sector on a relative basis, producing a positive return in the sector and outperforming the Benchmark.
From a country perspective, Taiwan was the largest absolute contributor despite the Fund being underweight its Benchmark in an outperforming market. Brazil was the biggest detractor of absolute performance during the year; the Fund was overweight the country and it underperformed.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR) is a Taiwanese multinational semiconductor contract manufacturing and design company. The company performed well with revenue and gross margin above consensus supported by surging AI accelerator demand; and
Tencent Holdings Ltd. is an internet and social service platform that offers social networking, music, gaming, and e-commerce related services. The company saw strong share price performance in 2025 as gaming revenue accelerated, AI powered ad tools drove higher pricing and volumes, and fintech and business services remained solid.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
JD.com, Inc. is a leading Chinese e‑commerce and supply‑chain technology platform. Heavy food‑delivery investment and international expansion widened losses and compressed margins in 2025, offsetting otherwise healthy retail and logistics execution; and
GDS Holdings Limited is a leading China-based developer and operator of hyperscale and colocation data centers serving cloud, internet, and AI customers, with an expanding international platform and active capital recycling via REITs. Slower leasing, renewal‑pricing pressure, and delayed AI tenant move‑ins tempered 2025 revenue momentum despite a solid backlog and ongoing REIT monetization.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Investor Class compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Emerging Markets Growth Fund (Investor Class/DREGX)	29.92%	3.35%	9.05%
MSCI Emerging Markets Index - Net	33.57%	4.20%	8.42%
MSCI Emerging Markets Growth Index - Net	34.30%	1.77%	8.76%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$4,104,798,373
Total number of portfolio holdings	105
Total advisory fees paid	$28,760,517
Portfolio turnover rate as of the end of the reporting period	137%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR	6.8%
Tencent Holdings Ltd.	6.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0%
Samsung Electronics Co. Ltd.	4.8%
Alibaba Group Holding Ltd. - W	3.8%
SK Hynix, Inc.	2.4%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66%	2.0%
Reliance Industries Ltd.	1.8%
ASE Technology Holding Co. Ltd.	1.7%
OTP Bank Nyrt.	1.7%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Emerging Markets Small Cap
Growth Fund
DRESX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)	$139	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 24.06% for the year ended December 31, 2025. The Fund outperformed its performance benchmark, the MSCI Emerging Markets Small Cap Index (the "Benchmark"), which returned 18.58% during the same period. It also outperformed the MSCI Emerging Markets Small Cap Growth Index, which returned 18.28%.
The 2025 calendar year ended with continued strength in corporate earnings and global equity markets, with artificial intelligence beneficiaries continuing their leadership. Performance for the Fund was driven by stock selection and sector allocation. Information technology and materials drove performance for the Fund both on an absolute and relative basis at the sector level. The Fund underperformed in the financials and energy sectors on a relative basis.
From a country perspective, India and South Korea were notable contributors to the Fund’s performance, outperforming both on an absolute and relative basis. Brazil was the largest detractor for the Fund both on an absolute and relative basis.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Hyosung Heavy Industries Corporation manufactures electrical equipment, with a focus on transformers and switchgear. The company delivered better than expected earnings throughout 2025 on stronger demand from the U.S. Through a combination of U.S. capacity and exports, Hyosung realized improving margins, as the demand for power to support the growth of AI has created a strong backdrop for pricing, amid a prolonged period of underinvestment in new capacity; and
ASPEED Technology, Inc. is a Taiwan-based fabless integrated circuit (IC) design company specializing in baseboard management controllers (BMCs) for remote server management, with a global market share of about 70%. In 2025, ASPEED performed positively due to strong demand for AI servers and rising BMC shipments, which drove revenue growth and record high gross margins. Average selling prices appear set to increase further as next-generation products are adopted, and management has raised shipment and earnings forecasts in response to robust demand from both server and non-server applications.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Kaynes Technology India Limited is an integrated electronics manufacturing services (EMS) and solutions provider, serving sectors such as automotive, industrial, aerospace, defense, and railways, with a growing presence in semiconductors. The company performed negatively due to a sharp increase in working capital requirements, driven by high receivables from its smart meter business and elevated inventory levels. The company reported negative operating cash flow, raising concerns about the sustainability of its aggressive capital expenditure plans; and
FPT Corp. is a Vietnam-based IT services provider. The stock underperformed in 2025 due to a slowdown in IT spending, driven by uncertainty surrounding U.S. tariffs and the accelerated adoption of AI, factors which negatively impacted overall outsourced IT services.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)	24.06%	7.51%	8.87%
MSCI Emerging Markets Index - Net	33.57%	4.20%	8.42%
MSCI Emerging Markets Small Cap Index - Net	18.58%	8.43%	8.31%
MSCI Emerging Markets Small Cap Growth Index - Net	18.28%	7.15%	7.15%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$138,983,827
Total number of portfolio holdings	88
Total advisory fees paid (after reimbursements)	$1,333,632
Portfolio turnover rate as of the end of the reporting period	82%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
ASPEED Technology, Inc.	3.0%
Copa Holdings SA - A	2.2%
Orizon Valorizacao de Residuos SA	2.2%
Vista Energy SAB de CV - ADR	2.1%
Cury Construtora e Incorporadora SA	1.9%
Hyosung Heavy Industries Corp.	1.8%
Growthpoint Properties Ltd.	1.8%
Public Power Corp. SA	1.8%
HD Hyundai Electric Co. Ltd.	1.8%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66%	1.7%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Global Fund
DMAGX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Global Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Global Fund (DMAGX)	$83	0.75%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 22.59% for the year ended December 31, 2025. The Fund outperformed its performance benchmark, the MSCI All Country World Index (the “Benchmark”), which returned 22.34% during the same period.
Outperformance for the Fund during 2025 was driven primarily by country allocation. On a relative basis, industrials and consumer staples were the best performing sectors versus the Benchmark, while communication services and consumer discretionary underperformed the Benchmark. From a country perspective, the United States and Sweden were the best performing countries versus the Benchmark, while Japan and Canada underperformed.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Alphabet Inc. is a global technology company providing internet search, digital advertising, cloud computing, and AI‑driven software and hardware products. AI‑enabled engagement in Search and YouTube, coupled with renewed cloud growth and AI‑infrastructure demand, lifted 2025 revenue and margins despite elevated capital expenditures; and
Rolls‑Royce Holdings PLC is a global manufacturer of power and propulsion systems serving civil aerospace, defense, and power markets. A broad wide‑body aftermarket recovery supported higher civil‑aerospace margins, driving materially stronger earnings and free‑cash‑flow.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Reddit, Inc. operates a global platform for user‑generated, community‑based discussions. Ad‑market caution and shifts in search discovery dynamics constrained 2025 growth, with U.S. DAU (daily active users) volatility pressuring engagement and monetization; and
The Trade Desk, Inc. operates a global demand‑side advertising platform enabling data‑driven, programmatic ad buying across digital channels. Execution missteps, a slower‑than‑planned Kokai rollout, and reorganization disruptions weighed on 2025 revenue trajectory and margins.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the completed periods of the Fund since inception on April 10, 2017 compared with a broad measure of market performance with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception
Driehaus Global Fund (DMAGX)	22.59%	8.36%	11.00%
MSCI All Country World Index - Net	22.34%	11.19%	11.74%
Prior to April 30, 2023 the Fund operated with a different investment policy and investment strategy. Performance would have been different if the Fund's current investment strategy had been in effect.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$69,375,621
Total number of portfolio holdings	96
Total advisory fees paid (after reimbursements)	$382,300
Portfolio turnover rate as of the end of the reporting period	119%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Alphabet, Inc. - A	5.1%
NVIDIA Corp.	4.2%
Apple, Inc.	3.2%
JPMorgan Chase & Co.	2.3%
Microsoft Corp.	2.3%
Amazon.com, Inc.	2.1%
Shell PLC	2.0%
Tencent Holdings Ltd.	2.0%
Rolls-Royce Holdings PLC	1.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.6%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus International Small Cap Growth Fund
DRIOX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus International Small Cap Growth Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus International Small Cap Growth Fund (DRIOX)	$129	1.13%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 28.92% for the year ended December 31, 2025. The Fund outperformed its performance benchmark, the MSCI All Country World ex USA Small Cap Growth Index (the "Benchmark"), which returned 26.16% during the same period.
After posting robust gains during the middle part of the year, markets had a fairly quiet fourth quarter with the MSCI All Country World ex USA Small Cap Growth Index returning 1.65%, led by Canada, Taiwan and the UK. From a country perspective, Germany and Japan were the top performing countries for the Fund, while Isreal and Canada underperformed the Benchmark on a relative basis. Consumer discretionary and energy were the top performing sectors relatively versus the Benchmark, while information technology and materials underperformed the Benchmark on a relative basis in 2025.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
MODEC, Inc. is a Japan-based engineering contractor that designs and builds engineering, procurement, construction and installation (EPCI), charters, and operates floating production, storage and offloading (FPSO) vessels and related offshore production systems for global oil and gas producers. The stock performed well in 2025 as record order intake and backlog growth—driven by Exxon’s Hammerhead FPSO award and Shell’s Gato do Mato EPCI plus a 20-year O&M contract—combined with faster-than-expected execution on existing EPCI projects; and
Indra Sistemas, S.A. is a Spanish defense and technology group, combining defense electronics and aerospace systems with its Minsait IT services unit, and is increasingly positioned as Spain’s national prime contractor across major modernization programs. The stock performed well in 2025 as Spain’s move toward 2% of GDP defense spending and Indra’s participation in 27 of 31 Special Modernisation Programmes drove strong order intake.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Tecan Group AG is a Swiss provider of laboratory automation and detection instruments, software and services for life science research, clinical diagnostics and OEM partners, with roughly half of sales in the United States. The shares were weighed down in 2025 as trade and currency headwinds compressed margins and drove earnings downgrades despite an improving demand backdrop; and
Net Protections Holdings, Inc. is Japan’s buy now, pay later (BNPL) pioneer, providing dominant business to business invoice/billing management and consumer BNPL services. The stock underperformed into year-end 2025 as investor focus shifted from strong gross merchandise value growth to near-term profitability after management unexpectedly lifted selling, general and administrative expenses build growth foundations and supported new large-account onboarding.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus International Small Cap Growth Fund (DRIOX)	28.92%	4.83%	8.97%
MSCI All Country World ex USA Index - Net	32.38%	7.91%	8.41%
MSCI All Country World ex USA Small Cap Growth Index - Net	26.16%	4.12%	7.46%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$341,925,807
Total number of portfolio holdings	114
Total advisory fees paid	$2,938,779
Portfolio turnover rate as of the end of the reporting period	100%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Smiths Group PLC	2.8%
SigmaRoc PLC	2.4%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66%	2.1%
Melrose Industries PLC	2.1%
Aritzia, Inc.	1.8%
Fluidra SA	1.8%
Azbil Corp.	1.7%
DO & CO AG	1.7%
Wiwynn Corp.	1.7%
Yaskawa Electric Corp.	1.5%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus International Developed Equity Fund
DIDEX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus International Developed Equity Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus International Developed Equity Fund (DIDEX)	$90	0.80%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 25.60% for the year ended December 31, 2025. The Fund outperformed its performance benchmark, the MSCI World ex USA Growth Index (the "Benchmark"), which returned 21.94% during the same period.
The Fund outperformed versus the Benchmark in the industrials and financials sectors, but underperformed in the materials and consumer discretionary sectors. From a country perspective, Germany and the United Kingdom were the top performing countries versus the Benchmark, and Sweden and Singapore were the countries the Fund underperformed.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Siemens Energy AG is a global provider of power generation, grid infrastructure and industrial energy solutions. Growing electrification and data‑center power needs drove turbine and grid demand, translating into record orders, margin expansion, and robust free‑cash‑flow; and
Rolls‑Royce Holdings PLC is a global manufacturer of power and propulsion systems serving civil aerospace, defense, and power markets. A broad wide‑body aftermarket recovery supported higher civil‑aerospace margins, driving materially stronger earnings and free‑cash‑flow.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Adidas AG designs, markets and distributes athletic footwear, apparel, and sporting lifestyle products worldwide. Terrace‑category normalization, softer European demand—especially Germany—and persistent China weakness constrained 2025 progress, delaying margin recovery; and
Novo Nordisk A/S is a global biopharmaceutical company specializing in diabetes and obesity therapies, led by its GLP‑1 franchise. GLP‑1 category pricing resets and compounded‑drug availability, plus intensifying rivalry, weighed on U.S. sales and margins in 2025.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the completed periods of the Fund since inception on April 30, 2024 compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception
Driehaus International Developed Equity Fund (DIDEX)	25.60%	14.26%
MSCI World ex USA - Net	31.85%	19.30%
MSCI World ex USA Growth Index - Net	21.94%	12.67%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$3,507,180
Total number of portfolio holdings	56
Total advisory fees paid (after reimbursements)	$—
Portfolio turnover rate as of the end of the reporting period	94%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Northern Institutional Treasury Portfolio (Premier Class), 3.63%	6.2%
CRH PLC	3.8%
ASML Holding NV	3.7%
Smiths Group PLC	3.5%
Barclays PLC	3.0%
Japan Tobacco, Inc.	3.0%
Melrose Industries PLC	2.9%
Siemens Energy AG	2.9%
UBS Group AG	2.9%
Airbus SE	2.6%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Micro Cap Growth Fund
DMCRX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Micro Cap Growth Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Micro Cap Growth Fund (DMCRX)	$155	1.34%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 30.88% for the year ended December 31, 2025. The Fund outperformed its performance benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned 21.84% during the same time period.
2025 was a bullish year for the U.S. equity market. This was supported by a growing economy, strong earnings, stable long-term interest rates, fiscal stimulus, and monetary easing. AI continues to be the dominant theme driving the market and the economy. Outperformance for the Fund compared to its Benchmark was driven by stock selection in the industrials, information technology and energy sectors. The Fund underperformed the Benchmark in the consumer discretionary, financials and consumer staples sectors.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Praxis Precision Medicines, Inc. is a neuroscience company developing precision therapies for essential tremor and epilepsy. In 2025, the company's stock ultimately performed well as multiple clinical and regulatory de-risking events outweighed an early-year setback; and
EOS Energy Enterprises, Inc. is a U.S. based manufacturer of zinc-based long duration energy storage systems designed for utility, data center, and renewable infrastructure applications. Automated manufacturing scale‑up, unit‑cost reductions, and a rapidly expanding backlog attributable to accelerating multi‑hour storage demand supported strong 2025 results.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Rezolute, Inc. is a clinical‑stage biopharmaceutical company developing therapies for hyperinsulinism. The 2025 setback followed the sunRIZE Phase III miss on key efficacy endpoints, undermining program viability and elevating development and regulatory risk; and
QuinStreet, Inc. is a digital performance‑marketing company that acquires customers for insurers and home‑services providers. Sequential growth slowed as tariff‑related caution weighed on auto‑insurance budgets and lower‑margin media mix compressed gross profit.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Micro Cap Growth Fund (DMCRX)	30.88%	9.57%	19.56%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Microcap® Growth Index	21.84%	2.81%	7.82%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$443,843,552
Total number of portfolio holdings	131
Total advisory fees paid	$4,568,708
Portfolio turnover rate as of the end of the reporting period	142%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Praxis Precision Medicines, Inc.	2.6%
Crinetics Pharmaceuticals, Inc.	1.8%
The RealReal, Inc.	1.6%
Planet Labs PBC	1.6%
Xometry, Inc. - A	1.5%
Rush Street Interactive, Inc.	1.5%
Coastal Financial Corp.	1.4%
Terawulf, Inc.	1.4%
Eos Energy Enterprises, Inc.	1.3%
Structure Therapeutics, Inc. - ADR	1.3%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Small Cap Growth Fund
Institutional Class/DNSMX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Small Cap Growth Fund's Institutional Class (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Small Cap Growth Fund (Institutional Class/DNSMX)	$75	0.69%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 16.99% for the year ended December 31, 2025. The Fund outperformed its performance benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 13.01% during the same period.
2025 was a bullish year for the U.S. equity market. This was supported by a growing economy, strong earnings, stable long-term interest rates, fiscal stimulus, and monetary easing. AI continues to be the dominant theme driving the market and the economy. Outperformance for the Fund compared to its Benchmark was driven by stock selection in the information technology, energy and materials sectors. The Fund underperformed the Benchmark in the consumer discretionary, financials, consumer staples and real estate sectors.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Lumentum Holdings, Inc. designs and manufactures photonic components and systems—such as lasers, optical components/transceivers, and optical circuit switching solutions—used in cloud/data center, AI and telecom networks. The company was a top contributor as the company’s stock rose in the fourth quarter, driven by demand for AI-related products and solid telecom performance; and
Planet Labs PBC operates a global constellation of Earth‑imaging satellites and an AI‑enabled analytics platform that delivers geospatial data to defense, government, and commercial customers. In 2025, the company saw strong momentum, winning major long‑term government contracts and boosting growth, profitability and revenue visibility. New AI‑enabled satellites and partnerships further strengthened its product offering, increasing investor confidence and driving multiple price‑target upgrades.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Vaxcyte, Inc. is a clinical stage biopharmaceutical company that is developing highly differentiated vaccines for infectious disease. The stock declined in 2025 because new regulatory hurdles and a mid‑year clinical dataset created uncertainty about whether its pneumonia vaccine could truly lead the market, undermining earlier optimism and causing investors to lose confidence; and
Glaukos Corporation commercializes medical devices for glaucoma and corneal disease, including minimally invasive glaucoma surgery devices, the sustained release iDose TR travoprost implant, and corneal cross-linking therapies. The company underperformed because the iDose launch didn’t perform as investors had hoped and reimbursement cuts to its core business created a bigger-than-expected headwind, all of which were compounded by broader market weakness and portfolio positioning.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $500,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Small Cap Growth Fund (Institutional Class/DNSMX)	16.99%	7.39%	17.35%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 2000® Growth Index	13.01%	3.18%	9.57%
The Fund commenced operations on August 21, 2017 after succeeding to substantially all of the assets of Driehaus Institutional Small Cap, L.P. (the "Predecessor Partnership"), Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P., which were managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. Periods reflected in the graph and table above, prior to August 21, 2017 is that of the Predecessor Partnership.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,153,137,757
Total number of portfolio holdings	118
Total advisory fees paid	$6,188,385
Portfolio turnover rate as of the end of the reporting period	152%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Guardant Health, Inc.	2.3%
Crinetics Pharmaceuticals, Inc.	2.0%
Planet Labs PBC	1.7%
Bridgebio Pharma, Inc.	1.7%
Impinj, Inc.	1.5%
Praxis Precision Medicines, Inc.	1.5%
SPX Technologies, Inc.	1.5%
InterDigital, Inc.	1.4%
Lumentum Holdings, Inc.	1.4%
Eos Energy Enterprises, Inc.	1.4%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Small Cap Growth Fund
Investor Class/DVSMX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Small Cap Growth Fund's Investor Class (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Small Cap Growth Fund (Investor Class/DVSMX)	$101	0.93%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 16.66% for the year ended December 31, 2025. The Fund outperformed its performance benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 13.01% during the same period.
2025 was a bullish year for the U.S. equity market. This was supported by a growing economy, strong earnings, stable long-term interest rates, fiscal stimulus, and monetary easing. AI continues to be the dominant theme driving the market and the economy. Outperformance for the Fund compared to its Benchmark was driven by stock selection in the information technology, energy and materials sectors. The Fund underperformed the Benchmark in the consumer discretionary, financials, consumer staples and real estate sectors.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Lumentum Holdings, Inc. designs and manufactures photonic components and systems—such as lasers, optical components/transceivers, and optical circuit switching solutions—used in cloud/data center, AI and telecom networks. The company was a top contributor as the company’s stock rose in the fourth quarter, driven by demand for AI-related products and solid telecom performance; and
Planet Labs PBC operates a global constellation of Earth‑imaging satellites and an AI‑enabled analytics platform that delivers geospatial data to defense, government, and commercial customers. In 2025, the company saw strong momentum, winning major long‑term government contracts and boosting growth, profitability and revenue visibility. New AI‑enabled satellites and partnerships further strengthened its product offering, increasing investor confidence and driving multiple price‑target upgrades.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Vaxcyte, Inc. is a clinical stage biopharmaceutical company that is developing highly differentiated vaccines for infectious disease. The stock declined in 2025 because new regulatory hurdles and a mid‑year clinical dataset created uncertainty about whether its pneumonia vaccine could truly lead the market, undermining earlier optimism and causing investors to lose confidence; and
Glaukos Corporation commercializes medical devices for glaucoma and corneal disease, including minimally invasive glaucoma surgery devices, the sustained release iDose TR travoprost implant, and corneal cross-linking therapies. The company underperformed because the iDose launch didn’t perform as investors had hoped and reimbursement cuts to its core business created a bigger-than-expected headwind, all of which were compounded by broader market weakness and portfolio positioning.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Small Cap Growth Fund (Investor Class/DVSMX)	16.66%	7.13%	17.09%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 2000® Growth Index	13.01%	3.18%	9.57%
The Fund commenced operations on August 21, 2017 after succeeding to substantially all of the assets of Driehaus Institutional Small Cap, L.P. (the "Predecessor Partnership"), Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P., which were managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. Periods reflected in the graph and table above, prior to August 21, 2017 is that of the Predecessor Partnership.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,153,137,757
Total number of portfolio holdings	118
Total advisory fees paid	$6,188,385
Portfolio turnover rate as of the end of the reporting period	152%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Guardant Health, Inc.	2.3%
Crinetics Pharmaceuticals, Inc.	2.0%
Planet Labs PBC	1.7%
Bridgebio Pharma, Inc.	1.7%
Impinj, Inc.	1.5%
Praxis Precision Medicines, Inc.	1.5%
SPX Technologies, Inc.	1.5%
InterDigital, Inc.	1.4%
Lumentum Holdings, Inc.	1.4%
Eos Energy Enterprises, Inc.	1.4%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Small/Mid Cap Growth Fund
DSMDX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Small/Mid Cap Growth Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Small/Mid Cap Growth Fund (DSMDX)	$84	0.80%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 9.83% for the year ended December 31, 2025. The Fund underperformed its performance benchmark, the Russell 2500® Growth Index (the “Benchmark”), which returned 10.31% during the same period.
2025 was a bullish year for the U.S. equity market. This was supported by a growing economy, strong earnings, stable long-term interest rates, fiscal stimulus, and monetary easing. AI continues to be the dominant theme driving the market and the economy. The Fund underperformed compared to its Benchmark due to stock selection in the industrials, consumer discretionary and consumer staples sectors.  The Fund outperformed the Benchmark in the information technology, financials and energy sectors.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Lumentum Holdings, Inc. designs and manufactures photonic components and systems—such as lasers, optical components/transceivers, and optical circuit switching solutions—used in cloud/data center, AI and telecom networks. The company was a top contributor as the company’s stock rose in the fourth quarter, driven by demand for AI-related products and solid telecom performance; and
Robinhood Markets, Inc. is a financial technology platform offering commission‑free trading and related investing services. Strong 2025 results reflected surging trading activity, rapid uptake of high‑margin offerings, and robust asset and deposit growth that lifted average revenue per user and profitability.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Vaxcyte, Inc. is a clinical stage biopharmaceutical company that is developing highly differentiated vaccines for infectious disease. The stock declined in 2025 because new regulatory hurdles and a mid‑year clinical dataset created uncertainty about whether its pneumonia vaccine could truly lead the market, undermining earlier optimism and causing investors to lose confidence; and
Glaukos Corporation commercializes medical devices for glaucoma and corneal disease, including minimally invasive glaucoma surgery devices, the sustained release iDose TR travoprost implant, and corneal cross-linking therapies. The company underperformed because the iDose launch didn’t perform as investors had hoped and reimbursement cuts to its core business created a bigger-than-expected headwind, all of which were compounded by broader market weakness and portfolio positioning.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the completed periods of the Fund since inception on May 01, 2020 compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception
Driehaus Small/Mid Cap Growth Fund (DSMDX)	9.83%	6.34%	16.43%
Russell 3000® Index	17.15%	13.15%	18.19%
Russell 2500® Growth Index - Net	10.31%	2.98%	11.82%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$88,452,729
Total number of portfolio holdings	112
Total advisory fees paid (after reimbursements and recoupments)	$410,195
Portfolio turnover rate as of the end of the reporting period	152%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Guardant Health, Inc.	2.5%
Carvana Co.	2.1%
Crinetics Pharmaceuticals, Inc.	2.0%
Natera, Inc.	2.0%
FTAI Aviation Ltd.	2.0%
Carpenter Technology Corp.	1.7%
Praxis Precision Medicines, Inc.	1.6%
Curtiss-Wright Corp.	1.5%
Teradyne, Inc.	1.5%
Northern Institutional U.S. Government Portfolio, 3.59%	1.5%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Material Fund Changes
Effective December 3, 2025, the Fund changed its definition of Small/Mid cap companies as companies to be companies whose market capitalizations at the time of investment fall within the range of the Russell 2000® Growth Index and the Russell MidCap® Growth Index.
This is a summary of certain changes to the Fund since January 1, 2025. For more complete information, you may review the Fund’s prospectus supplement, filed December 3, 2025, available at https://www.driehaus.com/fund-resources or upon request by calling 1-800-560-6111.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Driehaus Event Driven Fund
DEVDX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Driehaus Event Driven Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Event Driven Fund (DEVDX)	$152	1.48%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 5.99% for the year ended December 31, 2025. The Fund underperformed its performance benchmark, the S&P 500® Index, which returned 17.88% during the same period. It also underperformed the Morningstar Event Driven Category, which returned 8.80%.
TOP PERFORMANCE CONTRIBUTORS
Performance for the Fund was driven by two investment strategies: catalyst driven equity and risk arbitrage. The portfolio hedges were the largest detractor from performance for the year.
The Fund’s largest gain stemmed from a catalyst driven equity in the life sciences sector. The second largest contributor was also a catalyst driven equity in the life sciences sector.
TOP PERFORMANCE DETRACTORS
The Fund’s largest single name detractors were a portfolio hedge in the life sciences sector and a catalyst driven equity in the industrials sector.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance as well as a category of mutual funds with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Event Driven Fund (DEVDX)	5.99%	2.94%	6.25%
S&P 500® Index	17.88%	14.42%	14.82%
Morningstar Event Driven Category	8.80%	4.18%	4.51%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$90,541,796
Total number of portfolio holdings	71
Total advisory fees paid	$1,392,506
Portfolio turnover rate as of the end of the reporting period	58%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total exposure of the Fund.
Asset Type Allocation
Material Fund Changes
On January 26, 2026, the Board of Trustees approved the liquidation of the Driehaus Event Driven Fund. Effective as of the close of business on February 2, 2026, the Fund is closed and will not accept any purchase orders and is expected to liquidate on or about March 27, 2026.
This is a summary of certain changes to the Fund since January 1, 2025. For more complete information, you may review the Fund’sprospectus supplement, filed January 26, 2026, available at https://www.driehaus.com/fund-resources or upon request by calling 1-800-560-6111.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.
DRIEHAUS MUTUAL FUNDS

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No response required.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item.

(e) Not applicable.

(f) The registrant's Code of Ethics for Principal Executive and Financial Officers is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Christopher J. Towle as an audit committee financial expert. Christopher J. Towle is “independent,” as defined by this Item 3. Mr. Towle is a CFA charterholder and his relevant experience includes prior audit committee experience, experience reviewing financial statements, performing company specific financial analysis and creating financial models, as well as coursework in accounting.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended December 31, 2025 and 2024, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $296,000 and $296,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2025 and 2024, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”) entered into with E&Y for fiscal years 2025 and 2024, E&Y provided no audit-related services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(c) Tax Fees

For the fiscal years ended December 31, 2025 and 2024, E&Y billed the registrant $104,100 and $106,550 respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to foreign tax liabilities and passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2025 and 2024, E&Y provided no tax services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(d) All Other Fees

For the fiscal years ended December 31, 2025 and 2024, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2025 and 2024, E&Y provided no other services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f) Not applicable.

(g) Non-Audit Fees

For the fiscal years ended December 31, 2025 and 2024, E&Y billed the registrant $104,100 and $106,550, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2025 and 2024, E&Y billed DCM $0 and $0, respectively, in aggregate non-audit fees.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) The Financial Statements are attached herewith.

(b) The Financial Highlights are attached herewith.

Driehaus Mutual Funds
Trustees & Officers
Theodore J. Beck
Chairman of the Board
Christopher J. Towle
Trustee
Dawn M. Vroegop
Trustee
Stephen T. Weber
President & Trustee
Robert M. Kurinsky
Vice President & Treasurer
Janet L. McWilliams
Chief Legal Officer &
Assistant Vice President
Anne Kochevar
Chief Compliance Officer &
Anti-Money Laundering
Compliance Officer
Tanya S. Tancheff
Secretary
Christina E. Algozine
Assistant Secretary
Malinda M. Sanborn
Assistant Treasurer
Investment Adviser
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
Distributor
Foreside Financial Services, LLC
Three Canal Plaza
Portland, ME 04101
Administrator, Custodian & Transfer Agent
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603
Annual Financial Statements and Additional Information
December 31, 2025
Driehaus Emerging Markets Growth Fund
Driehaus Emerging Markets Small Cap Growth Fund
Driehaus Global Fund
Driehaus International Small Cap Growth Fund
Driehaus International Developed Equity Fund
Driehaus Micro Cap Growth Fund
Driehaus Small Cap Growth Fund
Driehaus Small/Mid Cap Growth Fund
Driehaus Event Driven Fund
Distributed by:
Foreside Financial Services, LLC
This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds' prospectus.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 97.05%
FAR EAST — 72.59%
China — 21.83%
Advanced Micro-Fabrication Equipment, Inc. China - A	472,963	$18,653,000
Alibaba Group Holding Ltd. - W	8,615,000	158,179,690
Baidu, Inc. - A *	3,107,000	51,095,297
China Merchants Bank Co. Ltd. - H	4,968,000	33,796,794
Contemporary Amperex Technology Co. Ltd. - A	643,701	33,847,434
Daqo New Energy Corp. - ADR 1,*	222,970	6,577,615
Fuyao Glass Industry Group Co. Ltd. - A	1,646,271	15,262,294
Industrial & Commercial Bank of China Ltd. - H	54,392,000	44,014,330
Jiangsu Hengrui Pharmaceuticals Co. Ltd. - A	3,239,756	27,637,158
NAURA Technology Group Co. Ltd. - A	594,123	39,025,419
NetEase, Inc.	1,927,300	53,049,307
PetroChina Co. Ltd. - H	37,676,000	40,610,929
Ping An Insurance Group Co. of China Ltd. - H	6,357,000	53,396,924
Shenzhen Inovance Technology Co. Ltd. - A	3,008,872	32,427,666
Tencent Holdings Ltd.	3,220,345	247,140,674
Trip.com Group Ltd. - ADR [1]	418,047	30,061,760
WuXi AppTec Co. Ltd. - H [2,3]	896,600	11,369,398
		896,145,689
Taiwan — 18.55%
ASE Technology Holding Co. Ltd.	8,851,000	69,789,442
ASPEED Technology, Inc.	108,000	24,847,596
Chroma ATE, Inc.	763,000	18,871,638
Chunghwa Telecom Co. Ltd.	2,434,000	10,116,940
CTBC Financial Holding Co. Ltd.	34,847,000	55,678,202
Delta Electronics, Inc.	967,000	29,497,331
Hon Hai Precision Industry Co. Ltd.	1,006,000	7,374,307
MediaTek, Inc.	450,000	20,480,260
Taiwan Semiconductor Manufacturing Co. Ltd.	4,216,400	207,266,777
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR [1]	913,894	277,723,248
Universal Microwave Technology, Inc.	796,486	17,196,529
Wiwynn Corp.	158,000	22,509,727
		761,351,997
India — 13.64%
Adani Ports & Special Economic Zone Ltd.	2,831,997	46,359,954
Axis Bank Ltd.	1,646,511	23,282,468
Bajaj Finance Ltd.	1,939,324	21,326,722
Bharat Electronics Ltd.	8,849,235	39,389,733
Bharti Airtel Ltd.	2,448,369	57,466,850
	Shares, Principal Amount, or Number of Contracts	Value
BSE Ltd.	1,201,302	$35,231,007
GMR Airports Ltd. *	18,592,168	21,620,340
HCL Technologies Ltd.	876,537	15,842,001
HDFC Bank Ltd. - ADR [1]	1,609,086	58,796,002
ICICI Bank Ltd. - SP ADR [1]	1,636,729	48,774,524
Mahindra & Mahindra Ltd.	1,302,906	53,808,805
Max Healthcare Institute Ltd.	657,873	7,652,004
One 97 Communications Ltd. *	1,807,336	26,140,404
Reliance Industries Ltd.	4,184,639	73,225,394
UltraTech Cement Ltd.	236,478	31,029,667
		559,945,875
South Korea — 13.48%
Doosan Enerbility Co. Ltd. *	491,691	25,717,450
Hana Financial Group, Inc.	612,060	39,934,824
Hanwha Aerospace Co. Ltd. *	30,813	20,122,418
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	25,498	7,194,813
Hyosung Heavy Industries Corp.	16,705	20,636,401
Hyundai Mobis Co. Ltd.	55,651	14,440,399
Hyundai Motor Co.	61,684	12,738,238
IsuPetasys Co. Ltd.	363,604	30,151,951
Korea Electric Power Corp.	680,208	22,324,211
KT&G Corp.	259,301	25,578,197
LG Chem Ltd.	90,806	21,004,623
Samsung Biologics Co. Ltd. 2,*	15,174	17,817,072
Samsung Electronics Co. Ltd.	2,362,630	198,023,593
SK Hynix, Inc.	215,146	97,434,929
		553,119,119
Indonesia — 1.79%
Bank Central Asia Tbk PT	88,446,675	42,710,609
Telkom Indonesia Persero Tbk PT	147,647,700	30,893,117
		73,603,726
Japan — 1.67%
Disco Corp.	63,100	19,224,189
Ibiden Co. Ltd.	531,800	22,969,455
Japan Tobacco, Inc.	738,700	26,550,583
		68,744,227
Singapore — 1.00%
Grab Holdings Ltd. - A 1,*	4,073,140	20,324,968
Sea Ltd. - ADR 1,*	162,591	20,741,734
		41,066,702
Hong Kong — 0.63%
Hong Kong Exchanges & Clearing Ltd.	490,500	25,663,625
Total FAR EAST (Cost $2,011,387,852)		2,979,640,960
SOUTH AMERICA — 7.82%
Brazil — 5.86%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	1,929,473	46,447,774
Direcional Engenharia SA	7,103,952	18,310,972
Embraer SA - SP ADR [1]	430,182	27,690,815
Eneva SA *	1,779,700	6,546,635

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
NU Holdings Ltd. - A 1,*	3,126,439	$52,336,589
Rede D'Or Sao Luiz SA [2,3]	3,281,500	24,304,466
Telefonica Brasil SA *	3,506,300	20,993,085
Ultrapar Participacoes SA	2,856,200	10,785,080
Vale SA - SP ADR [1]	2,548,365	33,205,196
		240,620,612
Peru — 1.30%
Credicorp Ltd. [1]	186,275	53,460,925
Argentina — 0.66%
Grupo Financiero Galicia SA - ADR 1,*	504,036	27,187,702
Total SOUTH AMERICA (Cost $250,644,203)		321,269,239
NORTH AMERICA — 5.42%
Mexico — 2.51%
Arca Continental SAB de CV	1,663,270	17,965,071
Fomento Economico Mexicano SAB. de C.V. - ADR [1]	292,729	29,586,120
Grupo Financiero Banorte SAB de CV - O	4,934,762	45,720,710
Vista Energy SAB de CV - ADR 1,*	204,824	9,966,736
		103,238,637
United States — 1.19%
Globant SA *	286,432	18,724,060
Southern Copper Corp.	209,552	30,064,426
		48,788,486
Canada — 0.89%
Agnico Eagle Mines Ltd.	94,200	15,974,640
Cameco Corp. [1]	222,513	20,357,714
		36,332,354
Panama — 0.83%
Copa Holdings SA - A [1]	283,285	34,167,004
Total NORTH AMERICA (Cost $181,539,325)		222,526,481
EUROPE — 5.16%
Hungary — 1.67%
OTP Bank Nyrt.	640,493	68,676,338
Greece — 1.27%
National Bank of Greece SA	3,406,191	51,952,774
United Kingdom — 1.08%
Standard Chartered PLC	1,811,634	44,204,673
Turkey — 0.68%
BIM Birlesik Magazalar A/S	2,238,413	27,943,527
Switzerland — 0.46%
Coca-Cola HBC AG *	369,167	19,098,331
Russia — 0.00%
Polyus PJSC 1,*,^	637,510	—
Total EUROPE (Cost $150,413,068)		211,875,643
AFRICA — 3.33%
South Africa — 3.33%
Capitec Bank Holdings Ltd.	205,768	51,652,081
	Shares, Principal Amount, or Number of Contracts	Value
Impala Platinum Holdings Ltd.	1,037,983	$16,312,066
MTN Group Ltd.	4,793,286	49,072,218
Naspers Ltd. - N	292,903	19,534,142
		136,570,507
Total AFRICA (Cost $99,799,557)		136,570,507
MIDDLE EAST — 2.73%
United Arab Emirates — 2.27%
Abu Dhabi Commercial Bank PJSC	5,345,416	20,799,907
Aldar Properties PJSC	14,392,573	34,063,505
Dubai Electricity & Water Authority PJSC	16,072,461	12,110,840
Emaar Properties PJSC	6,902,155	26,342,377
		93,316,629
Saudi Arabia — 0.46%
Etihad Etisalat Co.	270,247	4,748,326
The Saudi National Bank	1,379,526	13,922,318
		18,670,644
Total MIDDLE EAST (Cost $88,568,280)		111,987,273
Total COMMON STOCKS (Cost $2,782,352,285)		3,983,870,103
PREFERRED STOCKS — 1.37%
SOUTH AMERICA — 1.37%
Brazil — 0.83%
Itau Unibanco Holding SA - SP ADR, 4.57% [1,4]	4,730,626	33,871,284
Chile — 0.54%
Sociedad Quimica y Minera de Chile SA - SP ADR 1,*	322,452	22,184,698
Total SOUTH AMERICA (Cost $42,684,181)		56,055,982
Total PREFERRED STOCKS (Cost $42,684,181)		56,055,982
SHORT TERM INVESTMENTS — 1.98%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66% [5] (Cost $81,106,650)	81,106,650	81,106,650

TOTAL INVESTMENTS (Cost $2,906,143,116)	100.40%	$4,121,032,735
Liabilities in Excess of Other Assets	(0.40)%	(16,234,362)
Net Assets	100.00%	$4,104,798,373

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2025

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $53,490,936, which represents 1% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2025, the value of restricted securities amounted to $35,673,864 or 1% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Rede D'Or Sao Luiz SA	9/15/25-12/26/25	25,781,444
WuXi AppTec Co. Ltd. - H	8/27/25-12/29/25	12,115,391

[4]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[5]	7 day current yield as of December 31, 2025 is disclosed.
^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees. The security is valued using significant unobservable inputs.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	97.05%
Preferred Stocks	1.37%
Short Term Investments	1.98%
Total Investments	100.40%
Liabilities In Excess of Other Assets	(0.40)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	72.59%
South America	9.19%
North America	7.40%
Europe	5.16%
Africa	3.33%
Middle East	2.73%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	2.12%
Automobile Components	0.72%
Automobiles	1.62%
Banks	19.76%
Beverages	1.62%
Broadline Retail	4.84%
Capital Markets	1.49%
Chemicals	1.05%
Construction Materials	0.75%
Consumer Finance	0.52%
Consumer Staples Distribution & Retail	0.68%
Diversified Telecommunication Services	1.51%
Electric Utilities	0.54%
Electrical Equipment	1.96%
Electronic Equipment, Instruments & Components	3.08%
Entertainment	1.29%
Financial Services	0.64%
Ground Transportation	0.49%
Health Care Providers & Services	0.78%
Hotels, Restaurants & Leisure	0.73%
Household Durables	0.45%
Independent Power and Renewable Electricity Producers	0.16%
Industry	Percent of Net Assets
Insurance	1.30%
Interactive Media & Services	7.27%
IT Services	0.84%
Life Sciences Tools & Services	0.72%
Machinery	0.97%
Metals & Mining	2.33%
Money Market Fund	1.98%
Multi-Utilities	0.29%
Oil, Gas & Consumable Fuels	3.51%
Passenger Airlines	0.83%
Pharmaceuticals	0.67%
Real Estate Management & Development	1.47%
Semiconductors & Semiconductor Equipment	19.02%
Specialty Retail	0.26%
Technology Hardware, Storage & Peripherals	5.38%
Tobacco	1.26%
Transportation Infrastructure	1.66%
Water Utilities	1.13%
Wireless Telecommunication Services	2.71%
Liabilities In Excess of Other Assets	(0.40)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 96.49%
FAR EAST — 62.31%
India — 24.07%
Aditya Birla Real Estate Ltd.	25,372	$473,041
Aegis Logistics Ltd.	109,657	876,276
Anand Rathi Wealth Ltd.	51,160	1,769,936
Azad Engineering Ltd. *	92,861	1,709,960
BlackBuck Ltd. *	233,795	1,767,595
Brigade Enterprises Ltd.	51,123	503,467
Chalet Hotels Ltd.	151,248	1,464,697
Data Patterns India Ltd.	41,294	1,207,167
Fortis Healthcare Ltd.	170,885	1,680,687
GE Vernova T&D India Ltd.	56,349	1,963,890
Hindustan Copper Ltd.	314,448	1,814,219
Hitachi Energy India Ltd.	11,442	2,332,287
Home First Finance Co. India Ltd. [1,2]	130,014	1,596,416
Jyoti CNC Automation Ltd. *	94,190	1,037,341
Kfin Technologies Ltd.	95,631	1,153,910
KRN Heat Exchanger And Refrigeration Ltd. *	61,335	497,235
Max Healthcare Institute Ltd.	89,498	1,040,990
Nuvama Wealth Management Ltd.	95,485	1,572,426
Radico Khaitan Ltd.	63,935	2,347,781
Sobha Ltd.	58,508	949,812
Strides Pharma Science Ltd.	124,189	1,244,683
Supreme Industries Ltd.	19,389	724,016
United Breweries Ltd.	27,714	500,343
UNO Minda Ltd.	95,248	1,362,623
Vishal Mega Mart Ltd. *	1,226,952	1,863,270
		33,454,068
Taiwan — 12.55%
Advanced Energy Solution Holding Co. Ltd.	49,000	2,077,425
ASPEED Technology, Inc.	18,000	4,141,266
Chroma ATE, Inc.	83,000	2,052,878
Kaori Heat Treatment Co. Ltd.	103,688	1,911,372
King Slide Works Co. Ltd.	9,000	1,074,687
Kinik Co.	126,000	1,582,534
LandMark Optoelectronics Corp. *	114,000	2,224,197
Mega Union Technology, Inc.	30,000	660,227
Universal Microwave Technology, Inc.	79,716	1,721,108
		17,445,694
South Korea — 10.28%
Doosan Bobcat, Inc. *	42,581	1,703,235
HD Hyundai Electric Co. Ltd.	4,568	2,453,237
HD Hyundai Marine Solution Co. Ltd.	17,923	2,401,628
Hyosung Heavy Industries Corp.	2,070	2,557,160
Hyundai Elevator Co. Ltd.	22,174	1,357,199
Korea Aerospace Industries Ltd.	14,534	1,151,572
LIG Nex1 Co. Ltd.	2,264	659,643
LS Marine Solution Co. Ltd.	34,559	718,119
	Shares, Principal Amount, or Number of Contracts	Value
Sung Kwang Bend Co. Ltd.	72,003	$1,285,993
		14,287,786
China — 10.22%
Atour Lifestyle Holdings Ltd. - ADR [3]	52,023	2,049,706
China National Building Material Co. Ltd. - H	3,366,000	2,216,334
Daqo New Energy Corp. - ADR 3,*	80,606	2,377,877
GDS Holdings Ltd. - ADR 3,*	51,576	1,800,002
Henan Pinggao Electric Co. Ltd. - A	301,100	747,353
Shanghai MicroPort MedBot Group Co. Ltd. - H 2,*	580,500	1,818,675
Xinyi Glass Holdings Ltd.	1,197,000	1,272,921
XtalPi Holdings Ltd. 2,*	1,577,000	1,921,199
		14,204,067
Vietnam — 2.93%
Asia Commercial Bank JSC	1,727,800	1,574,356
FPT Corp.	383,926	1,396,879
Military Commercial Joint Stock Bank	1,152,000	1,105,635
		4,076,870
Singapore — 1.55%
BOC Aviation Ltd. [1,2]	230,200	2,155,512
Indonesia — 0.71%
Bank Syariah Indonesia Tbk PT	7,343,100	979,314
Total FAR EAST (Cost $67,559,408)		86,603,311
SOUTH AMERICA — 10.16%
Brazil — 7.45%
Cury Construtora e Incorporadora SA	455,017	2,676,515
Inter & Co., Inc. - BDR	164,413	1,397,974
Orizon Valorizacao de Residuos SA *	236,000	3,003,491
PRIO SA *	100,300	753,822
StoneCo Ltd. - A 3,*	109,779	1,623,632
Ultrapar Participacoes SA	235,800	890,387
		10,345,821
Peru — 1.36%
Intercorp Financial Services, Inc. [3]	44,559	1,887,519
Argentina — 1.35%
Pampa Energia SA - SP ADR 3,*	21,253	1,881,103
Total SOUTH AMERICA (Cost $8,865,838)		14,114,443
EUROPE — 7.52%
Greece — 3.44%
JUMBO SA	45,775	1,500,874
Motor Oil Hellas Corinth Refineries SA	22,274	821,747
Public Power Corp. SA	115,064	2,458,735
		4,781,356

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
Turkey — 2.04%
MLP Saglik Hizmetleri A/S 1,*	117,974	$1,044,441
TAV Havalimanlari Holding A/S *	257,918	1,790,000
		2,834,441
Poland — 0.96%
Budimex SA	7,562	1,337,758
Spain — 0.58%
Grenergy Renovables SA *	7,996	806,556
United Kingdom — 0.50%
Hochschild Mining PLC	100,878	693,509
Total EUROPE (Cost $9,774,530)		10,453,620
NORTH AMERICA — 6.83%
Mexico — 4.58%
BBB Foods, Inc. - A 3,*	25,839	862,764
FIBRA Macquarie Mexico [1,2]	412,015	773,808
Prologis Property Mexico SA de CV	443,182	1,851,237
Vista Energy SAB de CV - ADR 3,*	59,186	2,879,991
		6,367,800
Panama — 2.25%
Copa Holdings SA - A [3]	25,953	3,130,191
Total NORTH AMERICA (Cost $6,674,930)		9,497,991
MIDDLE EAST — 5.84%
United Arab Emirates — 4.42%
Air Arabia PJSC	1,907,929	2,417,692
Emirates Central Cooling Systems Corp.	2,603,336	1,091,590
Parkin Co. PJSC	904,482	1,400,179
RAK Properties PJSC *	3,357,575	1,233,694
		6,143,155
Saudi Arabia — 1.42%
Catrion Catering Holding Co.	47,236	1,011,590
Saudi Ground Services Co.	99,655	964,818
		1,976,408
Total MIDDLE EAST (Cost $8,420,342)		8,119,563
AFRICA — 3.83%
South Africa — 3.83%
Clicks Group Ltd.	72,543	1,478,170
Growthpoint Properties Ltd.	2,425,963	2,516,268
Impala Platinum Holdings Ltd.	84,045	1,320,780
		5,315,218
Total AFRICA (Cost $3,626,590)		5,315,218
Total COMMON STOCKS (Cost $104,921,638)		134,104,146
	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 0.89%
SOUTH AMERICA — 0.89%
Brazil — 0.89%
Bradespar SA, 1.06% [4]	343,100	$1,241,926
Total SOUTH AMERICA (Cost $1,002,881)		1,241,926
Total PREFERRED STOCKS (Cost $1,002,881)		1,241,926
SHORT TERM INVESTMENTS — 1.76%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66% [5] (Cost $2,446,757)	2,446,757	2,446,757

TOTAL INVESTMENTS (Cost $108,371,276)	99.14%	$137,792,829
Other Assets In Excess of Liabilities	0.86%	1,190,998
Net Assets	100.00%	$138,983,827

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $5,570,177, which represents 4% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2025, the value of restricted securities amounted to $8,265,610 or 6% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
BOC Aviation Ltd.	5/29/25-6/12/25	1,870,604
FIBRA Macquarie Mexico	10/26/22-10/28/22	535,576
Home First Finance Co. India Ltd.	9/6/24-2/4/25	1,813,649
Shanghai MicroPort MedBot Group Co. Ltd. - H	8/14/25-9/2/25	1,628,214
XtalPi Holdings Ltd.	4/10/25-4/23/25	1,041,826

[3]	Foreign security denominated and/or traded in U.S. dollars.
[4]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[5]	7 day current yield as of December 31, 2025 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2025

Security Type	Percent of Net Assets
Common Stocks	96.49%
Preferred Stocks	0.89%
Short Term Investments	1.76%
Total Investments	99.14%
Other Assets In Excess of Liabilities	0.86%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	62.31%
South America	11.05%
North America	8.59%
Europe	7.52%
Middle East	5.84%
Africa	3.83%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	2.17%
Automobile Components	0.98%
Banks	5.01%
Beverages	2.05%
Broadline Retail	1.34%
Building Products	2.20%
Capital Markets	3.23%
Chemicals	0.52%
Commercial Services & Supplies	3.90%
Construction & Engineering	1.48%
Construction Materials	1.59%
Consumer Staples Distribution & Retail	1.69%
Diversified Real Estate Investment Trusts	1.81%
Electric Utilities	3.12%
Electrical Equipment	8.72%
Electronic Equipment, Instruments & Components	2.72%
Financial Services	2.32%
Health Care Providers & Services	4.02%
Hotels, Restaurants & Leisure	2.52%
Household Durables	1.93%
Independent Power and Renewable Electricity Producers	0.58%
Industry	Percent of Net Assets
Industrial Real Estate Investment Trusts	1.89%
IT Services	2.30%
Life Sciences Tools & Services	1.38%
Machinery	8.91%
Metals & Mining	3.65%
Money Market Fund	1.76%
Oil, Gas & Consumable Fuels	3.83%
Passenger Airlines	3.99%
Pharmaceuticals	0.90%
Real Estate Management & Development	2.27%
Semiconductors & Semiconductor Equipment	6.29%
Software	1.27%
Specialty Retail	1.72%
Technology Hardware, Storage & Peripherals	0.77%
Trading Companies & Distributors	1.55%
Transportation Infrastructure	1.98%
Water Utilities	0.78%
Other Assets In Excess of Liabilities	0.86%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 98.23%
NORTH AMERICA — 59.40%
United States — 57.26%
Affirm Holdings, Inc. *	12,461	$927,472
Alphabet, Inc. - A	11,223	3,512,799
Amazon.com, Inc. *	6,233	1,438,701
Apple, Inc.	8,237	2,239,311
AppLovin Corp. - A *	1,267	853,730
Astera Labs, Inc. *	2,240	372,646
Axon Enterprise, Inc. *	541	307,250
Bank of America Corp.	15,574	856,570
Boston Scientific Corp. *	3,183	303,499
Broadcom, Inc.	2,684	928,932
Capital One Financial Corp.	3,971	962,412
Casey's General Stores, Inc.	1,248	689,782
Cloudflare, Inc. - A *	2,427	478,483
Cognex Corp.	11,498	413,698
Constellation Energy Corp.	827	292,154
Credo Technology Group Holding Ltd. *	6,136	882,909
Curtiss-Wright Corp.	1,017	560,642
Danaher Corp.	2,663	609,614
Eli Lilly & Co.	671	721,110
EQT Corp.	15,752	844,307
Exxon Mobil Corp.	7,158	861,394
Gilead Sciences, Inc.	4,085	501,393
Guardant Health, Inc. *	4,736	483,735
Intel Corp. *	11,118	410,254
JPMorgan Chase & Co.	4,944	1,593,056
Keysight Technologies, Inc. *	2,151	437,062
Lam Research Corp.	2,663	455,852
Merck & Co., Inc.	4,287	451,250
Meta Platforms, Inc. - A	1,153	761,084
Microsoft Corp.	3,288	1,590,143
Natera, Inc. *	1,817	416,256
NVIDIA Corp.	15,733	2,934,204
Prologis, Inc.	4,782	610,470
Quanta Services, Inc.	1,574	664,322
Southern Copper Corp.	7,345	1,053,787
Spotify Technology SA *	631	366,428
Take-Two Interactive Software, Inc. *	2,482	635,466
Tapestry, Inc.	2,409	307,798
Teradyne, Inc.	3,087	597,520
Tesla, Inc. *	2,065	928,672
The Boeing Co. *	3,076	667,861
The Coca-Cola Co.	12,528	875,832
Truist Financial Corp.	10,943	538,505
Tyler Technologies, Inc. *	906	411,279
Union Pacific Corp.	2,246	519,545
Valero Energy Corp.	4,186	681,439
Veeva Systems, Inc. - A *	1,933	431,504
Walmart, Inc.	8,651	963,808
Welltower, Inc.	2,019	374,747
		39,720,687
	Shares, Principal Amount, or Number of Contracts	Value
Canada — 1.69%
Cameco Corp. [1]	4,348	$397,799
Shopify, Inc. - A 1,*	4,830	777,485
		1,175,284
Mexico — 0.45%
Grupo Financiero Banorte SAB de CV - O	33,700	312,231
Total NORTH AMERICA (Cost $29,094,049)		41,208,202
EUROPE — 21.91%
United Kingdom — 9.56%
AstraZeneca PLC - SP ADR [1]	7,933	729,281
Barclays PLC	96,605	618,381
British American Tobacco PLC	12,583	713,338
Melrose Industries PLC	58,376	460,408
Rolls-Royce Holdings PLC	79,082	1,223,060
Shell PLC	37,799	1,400,228
Smiths Group PLC	15,257	482,583
Standard Chartered PLC	29,257	713,884
Unilever PLC	4,495	293,691
		6,634,854
Germany — 3.22%
AIXTRON SE	29,099	584,235
MTU Aero Engines AG	908	376,392
SAP SE	1,362	330,923
Siemens Energy AG *	6,709	941,196
		2,232,746
France — 2.45%
Danone SA	5,489	495,103
LVMH Moet Hennessy Louis Vuitton SE	758	571,331
Sartorius Stedim Biotech	2,580	633,704
		1,700,138
Switzerland — 2.05%
Lonza Group AG	983	662,758
UBS Group AG	16,451	759,618
		1,422,376
Ireland — 1.57%
CRH PLC [1]	2,828	352,935
Linde PLC [1]	1,721	733,817
		1,086,752
Italy — 0.90%
UniCredit SpA	7,536	624,182
Netherlands — 0.86%
ASML Holding NV	538	579,706
The Magnum Ice Cream Co. NV *	1,011	16,047
		595,753
Austria — 0.70%
DO & CO AG	1,993	484,830
Finland — 0.60%
Amer Sports, Inc. 1,*	11,240	419,814
Total EUROPE (Cost $11,595,172)		15,201,445

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
FAR EAST — 15.88%
Japan — 8.66%
Disco Corp.	2,500	$761,656
Hitachi Ltd.	15,700	492,377
Ibiden Co. Ltd.	17,000	734,262
Japan Tobacco, Inc.	17,600	632,585
Mitsubishi UFJ Financial Group, Inc.	51,900	823,709
Pan Pacific International Holdings Corp.	47,400	282,357
Panasonic Holdings Corp.	49,600	643,016
Sony Group Corp.	27,100	695,142
Toyota Motor Corp.	27,000	579,882
Yaskawa Electric Corp.	11,900	361,776
		6,006,762
China — 3.40%
Alibaba Group Holding Ltd. - W	28,800	528,796
Contemporary Amperex Technology Co. Ltd. - A	8,300	436,435
Tencent Holdings Ltd.	18,153	1,393,125
		2,358,356
Taiwan — 1.57%
Taiwan Semiconductor Manufacturing Co. Ltd.	22,168	1,089,719
Australia — 1.43%
BHP Group Ltd.	32,901	996,198
India — 0.82%
ICICI Bank Ltd. - SP ADR [1]	19,000	566,200
Total FAR EAST (Cost $8,568,653)		11,017,235
SOUTH AMERICA — 1.04%
Peru — 1.04%
Credicorp Ltd. [1]	2,511	720,657
Total SOUTH AMERICA (Cost $475,410)		720,657
Total COMMON STOCKS (Cost $49,733,284)		68,147,539
PREFERRED STOCKS — 0.65%
SOUTH AMERICA — 0.65%
Chile — 0.65%
Sociedad Quimica y Minera de Chile SA - SP ADR 1,*	6,566	451,741
Total SOUTH AMERICA (Cost $340,406)		451,741
Total PREFERRED STOCKS (Cost $340,406)		451,741
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 1.13%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66% [2] (Cost $785,470)	785,470	$785,470

TOTAL INVESTMENTS (Cost $50,859,160)	100.01%	$69,384,750
Liabilities in Excess of Other Assets	(0.01)%	(9,129)
Net Assets	100.00%	$69,375,621

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2025 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	98.23%
Preferred Stocks	0.65%
Short Term Investments	1.13%
Total Investments	100.01%
Liabilities In Excess of Other Assets	(0.01)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
North America	60.53%
Europe	21.91%
Far East	15.88%
South America	1.69%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	5.17%
Automobiles	2.17%
Banks	10.63%
Beverages	1.26%
Biotechnology	1.32%
Broadline Retail	3.24%
Capital Markets	1.09%
Chemicals	1.71%
Commercial Services & Supplies	0.70%
Construction & Engineering	0.96%
Construction Materials	0.51%
Consumer Finance	1.39%
Consumer Staples Distribution & Retail	2.38%
Electric Utilities	0.42%
Electrical Equipment	1.99%
Electronic Equipment, Instruments & Components	2.29%
Entertainment	1.45%
Financial Services	1.34%
Food Products	0.74%
Ground Transportation	0.75%
Health Care Equipment & Supplies	0.44%
Health Care Providers & Services	0.70%
Industry	Percent of Net Assets
Health Care REITs	0.54%
Health Care Technology	0.62%
Household Durables	1.93%
Industrial Conglomerates	1.41%
Industrial Real Estate Investment Trusts	0.88%
Interactive Media & Services	8.17%
IT Services	1.81%
Life Sciences Tools & Services	2.75%
Machinery	0.52%
Metals & Mining	2.95%
Money Market Fund	1.13%
Oil, Gas & Consumable Fuels	6.03%
Personal Care Products	0.42%
Pharmaceuticals	2.74%
Semiconductors & Semiconductor Equipment	13.84%
Software	4.59%
Technology Hardware, Storage & Peripherals	3.23%
Textiles, Apparel & Luxury Goods	1.86%
Tobacco	1.94%
Liabilities In Excess of Other Assets	(0.01)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 97.70%
EUROPE — 54.00%
United Kingdom — 19.73%
Babcock International Group PLC	211,449	$3,523,758
Burberry Group PLC *	94,893	1,613,566
Convatec Group PLC [1,2]	787,699	2,571,770
Cranswick PLC	55,635	3,715,913
Currys PLC	1,766,317	2,991,859
Games Workshop Group PLC	11,247	2,861,292
Kier Group PLC	1,218,181	3,630,552
LivaNova PLC 3,*	64,619	3,976,007
Melrose Industries PLC	886,590	6,992,487
RS GROUP PLC	276,422	2,317,562
Senior PLC	1,686,080	4,433,334
SigmaRoc PLC *	4,757,629	8,140,647
Smiths Group PLC	302,593	9,571,095
Spirax Group PLC	47,063	4,301,419
SSP Group PLC	1,152,250	3,196,088
Trustpilot Group PLC 1,2,*	558,210	1,236,049
Zegona Communications PLC	128,265	2,403,370
		67,476,768
Germany — 7.68%
AIXTRON SE	93,527	1,877,787
AlzChem Group AG	9,506	1,717,099
Auto1 Group SE *	94,133	2,984,698
Bechtle AG	33,113	1,686,585
flatexDEGIRO SE	77,416	3,316,651
Friedrich Vorwerk Group SE	46,607	4,415,530
LEG Immobilien SE	32,143	2,344,380
PVA TePla AG *	74,467	1,977,770
Salzgitter AG	84,655	3,959,658
Scout24 SE [1,2]	11,895	1,194,733
Verbio SE *	31,023	766,826
		26,241,717
Italy — 3.84%
Banco BPM SpA	127,788	1,940,452
Buzzi SpA	75,949	4,591,202
De' Longhi SpA	52,532	2,236,291
Lottomatica Group Spa [2]	29,446	771,698
Saipem SpA	1,272,777	3,603,231
		13,142,874
Switzerland — 3.26%
Belimo Holding AG	2,392	2,337,136
dormakaba Holding AG	62,320	5,041,833
Montana Aerospace AG 1,2,*	105,866	3,765,027
		11,143,996
Spain — 2.92%
Fluidra SA	224,674	6,086,879
Tecnicas Reunidas SA *	120,290	3,889,800
		9,976,679
Netherlands — 2.84%
COSMO Pharmaceuticals NV	17,079	2,249,477
Koninklijke BAM Groep NV	418,495	4,563,932
	Shares, Principal Amount, or Number of Contracts	Value
Pepco Group NV [2]	347,962	$2,894,653
		9,708,062
Austria — 2.78%
DO & CO AG	24,048	5,850,071
Vienna Insurance Group AG Wiener Versicherung Gruppe	18,641	1,468,098
Wienerberger AG	60,877	2,172,295
		9,490,464
Denmark — 2.63%
ALK-Abello A/S *	54,077	1,935,269
Netcompany Group A/S 1,2,*	61,234	3,425,554
NKT A/S *	29,123	3,636,793
		8,997,616
France — 1.90%
Forvia SE *	112,636	1,787,399
Sopra Steria Group	7,812	1,414,352
Vicat SACA	37,155	3,306,437
		6,508,188
Ireland — 1.84%
Cairn Homes PLC	1,018,869	2,478,706
Greencore Group PLC	1,115,184	3,812,524
		6,291,230
Finland — 1.53%
Metso OYJ	258,308	4,494,344
Nokian Renkaat OYJ	67,761	750,019
		5,244,363
Norway — 1.43%
AutoStore Holdings Ltd. 1,2,*	2,642,907	3,068,193
Odfjell Drilling Ltd.	209,491	1,812,572
		4,880,765
Sweden — 1.07%
Ovzon AB *	531,992	2,444,347
Rvrc Holding AB	168,717	1,213,854
		3,658,201
Poland — 0.55%
LPP SA	326	1,883,705
Total EUROPE (Cost $150,579,038)		184,644,628
FAR EAST — 30.49%
Japan — 15.93%
Asahi Intecc Co. Ltd.	174,700	3,274,836
Asics Corp.	59,100	1,418,782
Azbil Corp.	648,300	5,895,778
BayCurrent, Inc.	35,500	1,471,961
CKD Corp.	119,200	2,331,114
Daifuku Co. Ltd.	74,600	2,348,086
Food & Life Cos. Ltd.	29,900	1,508,329
Harmonic Drive Systems, Inc.	160,000	3,862,948
Katitas Co. Ltd.	178,100	3,621,741
Kokuyo Co. Ltd.	576,600	3,221,503
Lifedrink Co., Inc.	88,100	975,856
Net Protections Holdings, Inc. *	511,100	1,709,205

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
Nichias Corp.	66,630	$2,879,179
NOF Corp.	98,900	1,906,191
Resonac Holdings Corp.	66,300	2,764,408
Seiko Group Corp.	45,000	2,093,489
SKY Perfect JSAT Holdings, Inc.	137,700	1,759,841
Toyoda Gosei Co. Ltd.	80,800	2,037,029
Yaskawa Electric Corp.	170,800	5,192,557
Yokogawa Electric Corp.	131,100	4,204,451
		54,477,284
Australia — 5.06%
AUB Group Ltd.	149,695	3,076,888
Catapult Sports Ltd. *	950,374	2,631,737
Mineral Resources Ltd. *	106,908	3,859,167
Orica Ltd.	200,568	3,239,382
Qoria Ltd. *	4,280,856	1,663,728
Superloop Ltd. *	1,640,690	2,834,110
		17,305,012
India — 3.05%
Bharti Hexacom Ltd.	101,289	2,058,848
Hitachi Energy India Ltd.	7,908	1,611,932
Home First Finance Co. India Ltd. [1,2]	101,254	1,243,278
ICICI Lombard General Insurance Co. Ltd. [1,2]	78,024	1,705,968
Thanga Mayil Jewellery Ltd.	38,536	1,382,831
The Indian Hotels Co. Ltd.	295,228	2,429,981
		10,432,838
South Korea — 2.23%
HD Hyundai Marine Solution Co. Ltd.	18,766	2,514,587
KT Corp.	84,022	3,065,551
LEENO Industrial, Inc. *	48,786	2,045,628
		7,625,766
Taiwan — 2.21%
Lotes Co. Ltd.	45,000	1,855,424
Wiwynn Corp.	40,000	5,698,665
		7,554,089
China — 1.56%
China National Building Material Co. Ltd. - H	3,980,000	2,620,621
Sunny Optical Technology Group Co. Ltd.	320,400	2,705,662
		5,326,283
Hong Kong — 0.45%
China Resources Beer Holdings Co. Ltd.	455,000	1,536,669
Total FAR EAST (Cost $90,800,586)		104,257,941
NORTH AMERICA — 10.39%
Canada — 9.73%
Aritzia, Inc. *	73,200	6,258,439
Boardwalk REIT	63,174	2,967,804
CAE, Inc. *	157,400	4,786,621
	Shares, Principal Amount, or Number of Contracts	Value
Capstone Copper Corp. *	389,000	$3,905,446
Gildan Activewear, Inc.	60,800	3,800,249
Groupe Dynamite, Inc.	29,900	1,800,906
Kinaxis, Inc. *	34,411	4,339,263
Maple Leaf Foods, Inc.	152,000	2,760,817
Xenon Pharmaceuticals, Inc. 3,*	59,228	2,654,599
		33,274,144
Mexico — 0.66%
GCC SAB de CV [2]	223,886	2,269,756
Total NORTH AMERICA (Cost $27,620,772)		35,543,900
SOUTH AMERICA — 1.54%
Brazil — 1.54%
Direcional Engenharia SA	1,291,736	3,329,547
StoneCo Ltd. - A 3,*	131,689	1,947,680
		5,277,227
Total SOUTH AMERICA (Cost $3,804,633)		5,277,227
AFRICA — 0.78%
South Africa — 0.78%
Growthpoint Properties Ltd.	2,558,229	2,653,457
Total AFRICA (Cost $1,809,761)		2,653,457
MIDDLE EAST — 0.50%
Israel — 0.50%
Cognyte Software Ltd. 3,*	181,473	1,705,846
Total MIDDLE EAST (Cost $1,762,677)		1,705,846
Total COMMON STOCKS (Cost $276,377,467)		334,082,999
SHORT TERM INVESTMENTS — 2.10%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66% [4] (Cost $7,171,170)	7,171,170	7,171,170

TOTAL INVESTMENTS (Cost $283,548,637)	99.80%	$341,254,169
Other Assets In Excess of Liabilities	0.20%	671,638
Net Assets	100.00%	$341,925,807

PLC	Public Limited Company
REIT	Real Estate Investment Trust

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $18,210,572, which represents 5% of Net Assets (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2025

[2]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2025, the value of restricted securities amounted to $24,146,679 or 7% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
AutoStore Holdings Ltd.	8/15/25-10/3/25	2,339,230
Convatec Group PLC	12/9/24-12/17/25	2,407,636
GCC SAB de CV	7/13/18-10/2/25	1,660,122
Home First Finance Co. India Ltd.	7/22/25-10/3/25	1,654,766
ICICI Lombard General Insurance Co. Ltd.	2/27/24-10/3/25	1,622,354
Lottomatica Group Spa	3/4/25-10/3/25	537,462
Montana Aerospace AG	6/26/25-9/16/25	3,445,501
Netcompany Group A/S	11/13/24-10/3/25	2,913,466
Pepco Group NV	10/1/25-10/24/25	2,563,340
Scout24 SE	5/12/23-5/15/23	760,195
Trustpilot Group PLC	2/6/25-10/3/25	2,087,374

[3]	Foreign security denominated and/or traded in U.S. dollars.
[4]	7 day current yield as of December 31, 2025 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	97.70%
Short Term Investments	2.10%
Total Investments	99.80%
Other Assets In Excess of Liabilities	0.20%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Europe	54.00%
Far East	30.49%
North America	12.49%
South America	1.54%
Africa	0.78%
Middle East	0.50%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	6.88%
Automobile Components	1.34%
Banks	0.57%
Beverages	0.74%
Biotechnology	0.77%
Broadline Retail	0.85%
Building Products	3.00%
Capital Markets	0.97%
Chemicals	2.82%
Commercial Services & Supplies	2.65%
Construction & Engineering	2.39%
Construction Materials	6.76%
Consumer Finance	0.50%
Diversified Real Estate Investment Trusts	0.78%
Diversified Telecommunication Services	3.14%
Electrical Equipment	1.53%
Electronic Equipment, Instruments & Components	4.28%
Energy Equipment & Services	2.72%
Financial Services	0.93%
Food Products	3.02%
Health Care Equipment & Supplies	2.87%
Hotels, Restaurants & Leisure	2.31%
Household Durables	2.34%
Industrial Conglomerates	2.80%
Industry	Percent of Net Assets
Insurance	1.83%
Interactive Media & Services	0.71%
IT Services	1.90%
Leisure Products	0.84%
Machinery	10.00%
Media	0.51%
Metals & Mining	3.43%
Money Market Fund	2.10%
Oil, Gas & Consumable Fuels	1.52%
Pharmaceuticals	1.23%
Professional Services	0.43%
Real Estate Management & Development	1.75%
Residential Real Estate Investment Trusts (REITs)	0.87%
Semiconductors & Semiconductor Equipment	1.73%
Software	3.02%
Specialty Retail	4.87%
Technology Hardware, Storage & Peripherals	1.67%
Textiles, Apparel & Luxury Goods	3.15%
Trading Companies & Distributors	0.68%
Wireless Telecommunication Services	0.60%
Other Assets In Excess of Liabilities	0.20%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 94.45%
EUROPE — 72.49%
United Kingdom — 19.52%
AstraZeneca PLC	448	$82,907
Barclays PLC	16,454	105,324
Compass Group PLC	844	26,742
Halma PLC	1,640	77,842
Melrose Industries PLC	13,103	103,343
Rolls-Royce Holdings PLC	4,293	66,394
Smiths Group PLC	3,902	123,421
Spirax Group PLC	757	69,188
Unilever PLC	450	29,402
		684,563
Switzerland — 11.64%
Belimo Holding AG	44	42,991
Cie Financiere Richemont SA - A	383	82,594
Lonza Group AG	86	57,983
Montana Aerospace AG 1,2,*	1,729	61,490
Novartis AG	452	62,284
UBS Group AG	2,186	100,938
		408,280
Netherlands — 11.04%
ABN AMRO Bank NV [1,2]	1,644	57,440
Airbus SE	389	90,335
Argenx SE *	30	25,306
ASML Holding NV	122	131,458
Koninklijke Philips NV	3,038	82,722
		387,261
Germany — 8.56%
adidas AG	107	21,174
BASF SE	624	32,834
Infineon Technologies AG	649	28,317
MTU Aero Engines AG	175	72,542
SAP SE	181	43,977
Siemens Energy AG *	724	101,569
		300,413
France — 8.28%
Danone SA	509	45,911
EssilorLuxottica SA	125	39,525
Legrand SA	275	40,882
L'Oreal SA	87	37,350
LVMH Moet Hennessy Louis Vuitton SE	66	49,747
Sartorius Stedim Biotech	313	76,880
		290,295
Ireland — 3.75%
CRH PLC	1,060	131,717
Spain — 3.51%
Banco Bilbao Vizcaya Argentaria SA	2,345	55,007
Industria de Diseno Textil SA	1,031	68,010
		123,017
	Shares, Principal Amount, or Number of Contracts	Value
Italy — 3.41%
Buzzi SpA	680	$41,107
Saipem SpA	10,736	30,393
UniCredit SpA	579	47,957
		119,457
Austria — 1.82%
voestalpine AG	1,449	63,815
Denmark — 0.96%
Novo Nordisk A/S - B	662	33,575
Total EUROPE (Cost $2,189,945)		2,542,393
FAR EAST — 16.72%
Japan — 16.17%
Daifuku Co. Ltd.	700	22,033
Japan Tobacco, Inc.	2,900	104,233
Mitsubishi Heavy Industries Ltd.	1,400	34,177
Mitsubishi UFJ Financial Group, Inc.	5,300	84,117
Nintendo Co. Ltd.	800	54,012
Nippon Sanso Holdings Corp.	1,800	53,773
Pan Pacific International Holdings Corp.	5,200	30,976
Sony Group Corp.	2,000	51,302
Tokyo Electron Ltd.	240	53,454
Yaskawa Electric Corp.	2,600	79,044
		567,121
Singapore — 0.55%
Sea Ltd. - ADR 3,*	152	19,390
Total FAR EAST (Cost $510,207)		586,511
NORTH AMERICA — 5.24%
Canada — 4.48%
Canadian Natural Resources Ltd.	1,000	33,871
Dollarama, Inc.	500	74,730
Shopify, Inc. - A *	300	48,304
		156,905
United States — 0.76%
Spotify Technology SA *	46	26,713
Total NORTH AMERICA (Cost $141,856)		183,618
Total COMMON STOCKS (Cost $2,842,008)		3,312,522

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 6.18%
Northern Institutional Treasury Portfolio (Premier Class), 3.63% [4] (Cost $216,880)	216,880	$216,880

TOTAL INVESTMENTS (Cost $3,058,888)	100.63%	$3,529,402
Liabilities in Excess of Other Assets	(0.63)%	(22,222)
Net Assets	100.00%	$3,507,180

ADR	American Depositary Receipt
PLC	Public Limited Company

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $118,930, which represents 3% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2025, the value of restricted securities amounted to $118,930 or 3% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
ABN AMRO Bank NV	12/9/25-12/23/25	56,961
Montana Aerospace AG	7/8/25-9/18/25	58,931

[3]	Foreign security denominated and/or traded in U.S. dollars.
[4]	7 day current yield as of December 31, 2025 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	94.45%
Short Term Investments	6.18%
Total Investments	100.63%
Liabilities In Excess of Other Assets	(0.63)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Europe	72.49%
Far East	16.72%
North America	11.42%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	11.23%
Banks	9.98%
Biotechnology	0.72%
Broadline Retail	3.56%
Building Products	1.23%
Capital Markets	2.88%
Chemicals	2.47%
Construction Materials	4.92%
Electrical Equipment	4.06%
Electronic Equipment, Instruments & Components	2.22%
Energy Equipment & Services	0.87%
Entertainment	2.30%
Food Products	1.31%
Health Care Equipment & Supplies	3.49%
Hotels, Restaurants & Leisure	0.76%
Household Durables	1.46%
Industrial Conglomerates	3.52%
Industry	Percent of Net Assets
IT Services	1.38%
Life Sciences Tools & Services	3.84%
Machinery	5.83%
Metals & Mining	1.82%
Money Market Fund	6.18%
Oil, Gas & Consumable Fuels	0.97%
Personal Care Products	1.90%
Pharmaceuticals	5.11%
Semiconductors & Semiconductor Equipment	6.09%
Software	1.25%
Specialty Retail	1.94%
Textiles, Apparel & Luxury Goods	4.37%
Tobacco	2.97%
Liabilities In Excess of Other Assets	(0.63)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.89%
HEALTH CARE — 36.59%
Biotechnology — 14.74%
Apogee Therapeutics, Inc. *	62,876	$4,745,881
Arcutis Biotherapeutics, Inc. *	162,323	4,713,860
Bright Minds Biosciences, Inc. 1,*	30,847	2,407,300
Celcuity, Inc. *	38,271	3,817,150
Immunome, Inc. *	273,663	5,878,281
Invivyd, Inc. *	844,335	2,085,507
Kiniksa Pharmaceuticals International PLC 1,*	96,868	3,995,805
Praxis Precision Medicines, Inc. *	39,846	11,744,210
Precigen, Inc. *	551,211	2,304,062
Protagonist Therapeutics, Inc. *	63,867	5,578,144
Rhythm Pharmaceuticals, Inc. *	48,096	5,148,196
Scholar Rock Holding Corp. *	98,705	4,347,955
Spyre Therapeutics, Inc. *	109,436	3,585,123
Xenon Pharmaceuticals, Inc. 1,*	113,158	5,071,742
		65,423,216
Pharmaceuticals — 12.79%
Amylyx Pharmaceuticals, Inc. *	233,305	2,818,324
ANI Pharmaceuticals, Inc. *	11,788	930,545
Crinetics Pharmaceuticals, Inc. *	173,960	8,097,838
Edgewise Therapeutics, Inc. *	185,366	4,599,857
Indivior PLC 1,*	137,416	4,930,486
Ligand Pharmaceuticals, Inc. *	18,725	3,540,336
MBX Biosciences, Inc. *	137,980	4,351,889
Mind Medicine MindMed, Inc. 1,*	352,973	4,726,308
Septerna, Inc. *	158,707	4,424,751
Structure Therapeutics, Inc. - ADR 1,*	84,962	5,909,107
Tarsus Pharmaceuticals, Inc. *	64,287	5,263,820
WaVe Life Sciences Ltd. 1,*	235,274	3,999,658
Xeris Biopharma Holdings, Inc. *	405,250	3,181,213
		56,774,132
Health Care Equipment & Supplies — 5.76%
Alphatec Holdings, Inc. *	208,397	4,384,673
Artivion, Inc. *	79,219	3,613,178
Beta Bionics, Inc. *	115,245	3,511,515
Kestra Medical Technologies Ltd. *	70,877	1,879,658
NeuroPace, Inc. *	175,588	2,711,079
Tactile Systems Technology, Inc. *	86,609	2,511,661
Tandem Diabetes Care, Inc. *	183,509	4,033,528
TransMedics Group, Inc. *	23,949	2,913,396
		25,558,688
Health Care Providers & Services — 1.88%
GeneDx Holdings Corp. *	19,736	2,566,864
Guardian Pharmacy Services, Inc. - A *	77,519	2,332,547
	Shares, Principal Amount, or Number of Contracts	Value
NeoGenomics, Inc. *	292,394	$3,438,553
		8,337,964
Life Sciences Tools & Services — 1.42%
AbCellera Biologics, Inc. 1,*	247,246	845,581
Adaptive Biotechnologies Corp. *	335,436	5,447,481
		6,293,062
Total HEALTH CARE (Cost $89,830,185)		162,387,062
INDUSTRIALS — 21.61%
Electrical Equipment — 5.05%
Allient, Inc.	59,253	3,184,849
American Superconductor Corp. *	76,519	2,202,217
Amprius Technologies, Inc. *	366,093	2,888,474
Babcock & Wilcox Enterprises, Inc. *	348,199	2,207,582
Eos Energy Enterprises, Inc. *	517,961	5,935,833
Powell Industries, Inc.	4,122	1,314,011
Power Solutions International, Inc. *	35,068	2,003,786
Shoals Technologies Group, Inc. - A *	214,383	1,822,255
T1 Energy, Inc. *	129,152	862,735
		22,421,742
Aerospace & Defense — 4.19%
Astronics Corp. *	102,020	5,533,565
Karman Holdings, Inc. *	35,918	2,628,120
Mercury Systems, Inc. *	46,514	3,395,987
TAT Technologies Ltd. 1,*	49,559	2,213,305
VSE Corp.	27,927	4,824,948
		18,595,925
Machinery — 3.84%
CECO Environmental Corp. *	88,762	5,312,406
Graham Corp. *	54,346	3,490,644
Helios Technologies, Inc.	45,221	2,418,871
Proto Labs, Inc. *	58,485	2,958,756
Standex International Corp.	13,251	2,879,177
		17,059,854
Professional Services — 3.32%
Andersen Group, Inc. - A *	105,538	2,736,600
Innodata, Inc. *	31,655	1,612,822
Planet Labs PBC *	355,874	7,017,835
Willdan Group, Inc. *	32,240	3,341,999
		14,709,256
Construction & Engineering — 2.67%
Ameresco, Inc. - A *	77,237	2,262,272
Argan, Inc.	3,649	1,143,305
Cardinal Infrastructure Group, Inc. - A *	77,827	1,881,857
Construction Partners, Inc. - A *	33,230	3,607,116

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
MYR Group, Inc. *	13,494	$2,948,439
		11,842,989
Trading Companies & Distributors — 1.94%
DXP Enterprises, Inc. *	19,335	2,122,790
Xometry, Inc. - A *	109,003	6,482,408
		8,605,198
Commercial Services & Supplies — 0.60%
OPENLANE, Inc. *	90,022	2,680,855
Total INDUSTRIALS (Cost $69,825,597)		95,915,819
INFORMATION TECHNOLOGY — 11.68%
Electronic Equipment, Instruments & Components — 4.08%
Arlo Technologies, Inc. *	299,004	4,183,066
Evolv Technologies Holdings, Inc. *	568,341	4,069,321
Frequency Electronics, Inc. *	48,194	2,594,765
LightPath Technologies, Inc. - A *	281,931	3,044,855
nLight, Inc. *	112,121	4,205,659
		18,097,666
Software — 3.30%
Agilysys, Inc. *	22,847	2,715,138
Cipher Mining, Inc. *	94,767	1,398,761
Hut 8 Corp. *	33,309	1,530,215
Porch Group, Inc. *	332,594	3,036,583
Terawulf, Inc. *	520,790	5,983,877
		14,664,574
Semiconductors & Semiconductor Equipment — 2.25%
Silicon Motion Technology Corp. - ADR [1]	48,910	4,533,957
SiTime Corp. *	10,508	3,711,320
Ultra Clean Holdings, Inc. *	69,420	1,758,409
		10,003,686
Communications Equipment — 1.29%
Applied Optoelectronics, Inc. *	77,670	2,707,576
CommScope Holding Co., Inc. *	166,432	3,017,412
		5,724,988
IT Services — 0.76%
Applied Digital Corp. *	49,192	1,206,188
Fastly, Inc. - A *	211,994	2,158,099
		3,364,287
Total INFORMATION TECHNOLOGY (Cost $36,522,040)		51,855,201
CONSUMER DISCRETIONARY — 9.34%
Specialty Retail — 3.17%
National Vision Holdings, Inc. *	183,680	4,742,618
The RealReal, Inc. *	457,454	7,218,624
	Shares, Principal Amount, or Number of Contracts	Value
ThredUp, Inc. - A *	331,144	$2,116,010
		14,077,252
Hotels, Restaurants & Leisure — 2.38%
Black Rock Coffee Bar, Inc. - A *	51,325	1,141,981
Genius Sports Ltd. 1,*	159,081	1,753,073
Lindblad Expeditions Holdings, Inc. *	86,176	1,242,658
Rush Street Interactive, Inc. *	331,472	6,440,501
		10,578,213
Diversified Consumer Services — 1.30%
American Public Education, Inc. *	70,299	2,657,302
Lincoln Educational Services Corp. *	67,950	1,640,993
Universal Technical Institute, Inc. *	56,477	1,475,744
		5,774,039
Automobile Components — 0.99%
Cooper-Standard Holdings, Inc. *	66,926	2,197,180
LCI Industries	18,226	2,211,543
		4,408,723
Textiles, Apparel & Luxury Goods — 0.80%
Figs, Inc. - A *	312,780	3,553,181
Leisure Products — 0.45%
Latham Group, Inc. *	313,095	1,988,153
Broadline Retail — 0.25%
Pattern Group, Inc. - A *	94,288	1,088,083
Total CONSUMER DISCRETIONARY (Cost $32,448,055)		41,467,644
ENERGY — 6.09%
Energy Equipment & Services — 3.40%
Liberty Energy, Inc.	108,281	1,998,867
National Energy Services Reunited Corp. *	228,448	3,577,496
Solaris Energy Infrastructure, Inc.	65,744	3,022,252
TETRA Technologies, Inc. *	569,012	5,331,642
Tidewater, Inc. *	22,656	1,144,354
		15,074,611
Oil, Gas & Consumable Fuels — 2.69%
Centrus Energy Corp. - A *	17,373	4,217,470
Energy Fuels, Inc. 1,*	201,480	2,929,519
Uranium Energy Corp. *	410,212	4,791,276
		11,938,265
Total ENERGY (Cost $17,158,718)		27,012,876
FINANCIALS — 5.72%
Consumer Finance — 1.89%
Dave, Inc. *	21,272	4,709,833

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
LendingClub Corp. *	192,902	$3,653,564
		8,363,397
Capital Markets — 1.36%
Innventure, Inc. *	192,468	804,516
Miami International Holdings, Inc. *	81,490	3,616,526
WisdomTree, Inc.	134,035	1,633,887
		6,054,929
Banks — 1.36%
Coastal Financial Corp. *	52,703	6,039,237
Insurance — 1.11%
Exzeo Group, Inc. *	83,931	2,035,327
HCI Group, Inc.	15,017	2,878,609
		4,913,936
Total FINANCIALS (Cost $18,229,523)		25,371,499
MATERIALS — 5.64%
Metals & Mining — 4.32%
Almonty Industries, Inc. 1,*	411,498	3,625,297
IAMGOLD Corp. 1,*	356,928	5,885,743
Ivanhoe Electric, Inc. *	321,929	5,144,426
Perpetua Resources Corp. 1,*	146,401	3,544,368
United States Antimony Corp. *	198,008	994,000
		19,193,834
Chemicals — 1.32%
Flotek Industries, Inc. *	127,440	2,195,791
Perimeter Solutions, Inc. *	133,117	3,664,711
		5,860,502
Total MATERIALS (Cost $16,206,045)		25,054,336
CONSUMER STAPLES — 1.92%
Beverages — 1.31%
The Vita Coco Co., Inc. *	109,167	5,786,943
Food Products — 0.61%
Mama's Creations, Inc. *	108,544	1,464,259
Vital Farms, Inc. *	39,360	1,257,158
		2,721,417
Total CONSUMER STAPLES (Cost $5,827,684)		8,508,360
COMMUNICATION SERVICES — 1.30%
Entertainment — 1.30%
IMAX Corp. 1,*	156,574	5,786,975
Total COMMUNICATION SERVICES (Cost $4,519,803)		5,786,975
Total COMMON STOCKS (Cost $290,567,650)		443,359,772
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 0.20%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66% [2] (Cost $883,814)	883,814	$883,814

TOTAL INVESTMENTS (Cost $291,451,464)	100.09%	$444,243,586
Liabilities In Excess of Other Assets	(0.09)%	(400,034)
Net Assets	100.00%	$443,843,552

ADR	American Depositary Receipt
PLC	Public Limited Company

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2025 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.89%
Short Term Investments	0.20%
Total Investments	100.09%
Liabilities In Excess of Other Assets	(0.09)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	4.19%
Automobile Components	0.99%
Banks	1.36%
Beverages	1.31%
Biotechnology	14.74%
Broadline Retail	0.25%
Capital Markets	1.36%
Chemicals	1.32%
Commercial Services & Supplies	0.60%
Communications Equipment	1.29%
Construction & Engineering	2.67%
Consumer Finance	1.89%
Diversified Consumer Services	1.30%
Electrical Equipment	5.05%
Electronic Equipment, Instruments & Components	4.08%
Energy Equipment & Services	3.40%
Entertainment	1.30%
Food Products	0.61%
Health Care Equipment & Supplies	5.76%
Health Care Providers & Services	1.88%
Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	2.38%
Insurance	1.11%
IT Services	0.76%
Leisure Products	0.45%
Life Sciences Tools & Services	1.42%
Machinery	3.84%
Metals & Mining	4.32%
Money Market Fund	0.20%
Oil, Gas & Consumable Fuels	2.69%
Pharmaceuticals	12.79%
Professional Services	3.32%
Semiconductors & Semiconductor Equipment	2.25%
Software	3.30%
Specialty Retail	3.17%
Textiles, Apparel & Luxury Goods	0.80%
Trading Companies & Distributors	1.94%
Liabilities In Excess of Other Assets	(0.09)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.49%
HEALTH CARE — 32.61%
Biotechnology — 18.76%
Alkermes PLC 1,*	153,948	$4,307,465
Apogee Therapeutics, Inc. *	198,428	14,977,346
Arcutis Biotherapeutics, Inc. *	290,332	8,431,241
Arrowhead Pharmaceuticals, Inc. *	227,370	15,095,094
Bridgebio Pharma, Inc. *	248,963	19,043,180
Immunome, Inc. *	275,196	5,911,210
Kymera Therapeutics, Inc. *	157,098	12,223,795
Madrigal Pharmaceuticals, Inc. *	21,575	12,563,986
Natera, Inc. *	67,718	15,513,517
Nuvalent, Inc. - A *	64,060	6,443,795
Praxis Precision Medicines, Inc. *	59,546	17,550,588
Protagonist Therapeutics, Inc. *	131,743	11,506,434
PTC Therapeutics, Inc. *	147,439	11,199,466
Rhythm Pharmaceuticals, Inc. *	150,746	16,135,852
Scholar Rock Holding Corp. *	235,367	10,367,916
Spyre Therapeutics, Inc. *	279,217	9,147,149
Travere Therapeutics, Inc. *	174,085	6,651,788
Veracyte, Inc. *	122,006	5,136,453
Xenon Pharmaceuticals, Inc. 1,*	314,388	14,090,870
		216,297,145
Pharmaceuticals — 8.53%
Axsome Therapeutics, Inc. *	41,558	7,590,153
Crinetics Pharmaceuticals, Inc. *	504,750	23,496,113
Edgewise Therapeutics, Inc. *	452,393	11,226,132
Indivior PLC 1,*	196,941	7,066,243
Mind Medicine MindMed, Inc. 1,*	464,294	6,216,897
Septerna, Inc. *	377,399	10,521,884
Structure Therapeutics, Inc. - ADR *	123,939	8,619,957
Tarsus Pharmaceuticals, Inc. *	145,374	11,903,223
WaVe Life Sciences Ltd. 1,*	684,998	11,644,966
		98,285,568
Health Care Providers & Services — 2.91%
GeneDx Holdings Corp. *	51,462	6,693,148
Guardant Health, Inc. *	263,206	26,883,861
		33,577,009
Health Care Equipment & Supplies — 2.41%
Alphatec Holdings, Inc. *	289,409	6,089,166
Inspire Medical Systems, Inc. *	43,623	4,023,349
iRhythm Technologies, Inc. *	51,777	9,187,311
TransMedics Group, Inc. *	70,080	8,525,232
		27,825,058
Total HEALTH CARE (Cost $241,714,179)		375,984,780
	Shares, Principal Amount, or Number of Contracts	Value
INDUSTRIALS — 26.73%
Aerospace & Defense — 7.36%
AeroVironment, Inc. *	46,790	$11,318,033
Axon Enterprise, Inc. *	12,581	7,145,127
Carpenter Technology Corp.	44,393	13,976,692
Curtiss-Wright Corp.	28,557	15,742,618
Embraer SA - SP ADR [1]	139,792	8,998,411
Karman Holdings, Inc. *	185,063	13,541,060
Kratos Defense & Security Solutions, Inc. *	83,466	6,335,904
VSE Corp.	45,165	7,803,157
		84,861,002
Machinery — 5.81%
Alliance Laundry Holdings, Inc. *	267,371	5,441,000
Crane Co.	64,235	11,846,861
ESCO Technologies, Inc.	43,553	8,509,821
Federal Signal Corp.	65,985	7,165,311
Flowserve Corp.	129,993	9,018,914
JBT Marel Corp.	55,521	8,365,349
SPX Technologies, Inc. *	83,046	16,614,183
		66,961,439
Construction & Engineering — 4.37%
Construction Partners, Inc. - A *	91,935	9,979,544
Dycom Industries, Inc. *	26,702	9,022,606
Everus Construction Group, Inc. *	67,123	5,743,044
IES Holdings, Inc. *	14,891	5,792,897
Legence Corp. - A *	132,653	5,709,385
MYR Group, Inc. *	27,140	5,930,090
Sterling Infrastructure, Inc. *	26,842	8,219,826
		50,397,392
Electrical Equipment — 2.78%
Bloom Energy Corp. - A *	70,955	6,165,280
Eos Energy Enterprises, Inc. *	1,411,256	16,172,994
Nextpower, Inc. - A *	111,200	9,686,632
		32,024,906
Trading Companies & Distributors — 2.74%
FTAI Aviation Ltd.	74,822	14,728,711
SiteOne Landscape Supply, Inc. *	47,227	5,882,595
Xometry, Inc. - A *	184,097	10,948,248
		31,559,554
Professional Services — 2.37%
Planet Labs PBC *	987,015	19,463,936
UL Solutions, Inc. - A	100,439	7,920,619
		27,384,555
Building Products — 0.73%
Modine Manufacturing Co. *	62,801	8,384,561

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
Ground Transportation — 0.57%
Saia, Inc. *	20,333	$6,639,131
Total INDUSTRIALS (Cost $217,854,578)		308,212,540
INFORMATION TECHNOLOGY — 16.15%
Semiconductors & Semiconductor Equipment — 8.01%
Ambarella, Inc. *	70,762	5,012,780
Camtek Ltd. 1,*	54,367	5,781,659
Credo Technology Group Holding Ltd. 1,*	57,604	8,288,639
Impinj, Inc. *	100,981	17,571,704
MACOM Technology Solutions Holdings, Inc. *	69,660	11,931,365
Onto Innovation, Inc. *	43,238	6,825,551
Rambus, Inc. *	133,388	12,257,023
Semtech Corp. *	118,287	8,716,569
SiTime Corp. *	45,075	15,920,039
		92,305,329
Electronic Equipment, Instruments & Components — 4.70%
Celestica, Inc. 1,*	21,138	6,248,604
Coherent Corp. *	56,151	10,363,790
Fabrinet 1,*	34,244	15,590,609
Mirion Technologies, Inc. *	442,772	10,369,720
OSI Systems, Inc. *	45,565	11,621,809
		54,194,532
Software — 2.02%
Cipher Mining, Inc. *	249,540	3,683,210
InterDigital, Inc.	51,532	16,406,758
Terawulf, Inc. *	283,504	3,257,461
		23,347,429
Communications Equipment — 1.42%
Lumentum Holdings, Inc. *	44,445	16,381,983
Total INFORMATION TECHNOLOGY (Cost $144,089,344)		186,229,273
CONSUMER DISCRETIONARY — 8.23%
Specialty Retail — 3.40%
Boot Barn Holdings, Inc. *	47,925	8,457,325
Carvana Co. *	17,761	7,495,497
National Vision Holdings, Inc. *	449,701	11,611,280
The RealReal, Inc. *	341,162	5,383,536
Victoria's Secret & Co. *	116,185	6,293,741
		39,241,379
Hotels, Restaurants & Leisure — 2.15%
Dutch Bros, Inc. - A *	105,094	6,433,855
Rush Street Interactive, Inc. *	350,049	6,801,452
Travel + Leisure Co.	163,747	11,549,076
		24,784,383
	Shares, Principal Amount, or Number of Contracts	Value
Household Durables — 0.90%
Installed Building Products, Inc.	40,053	$10,389,348
Leisure Products — 0.68%
BRP, Inc. [1]	111,183	7,867,309
Textiles, Apparel & Luxury Goods — 0.60%
Steven Madden Ltd.	165,701	6,899,789
Automobiles — 0.50%
Thor Industries, Inc.	56,116	5,761,430
Total CONSUMER DISCRETIONARY (Cost $83,546,231)		94,943,638
ENERGY — 5.88%
Oil, Gas & Consumable Fuels — 3.25%
Cameco Corp. [1]	119,407	10,924,546
Centrus Energy Corp. - A *	25,302	6,142,314
Gulfport Energy Corp. *	29,887	6,216,197
Uranium Energy Corp. *	1,215,190	14,193,419
		37,476,476
Energy Equipment & Services — 2.63%
Solaris Energy Infrastructure, Inc.	154,228	7,089,861
TechnipFMC PLC [1]	175,716	7,829,905
Weatherford International PLC [1]	197,413	15,449,542
		30,369,308
Total ENERGY (Cost $38,767,133)		67,845,784
FINANCIALS — 5.44%
Capital Markets — 1.35%
Piper Sandler Cos.	29,344	9,968,450
StoneX Group, Inc. *	59,354	5,646,346
		15,614,796
Consumer Finance — 1.16%
Dave, Inc. *	22,887	5,067,411
LendingClub Corp. *	436,262	8,262,802
		13,330,213
Insurance — 1.10%
HCI Group, Inc.	47,962	9,193,836
Neptune Insurance Holdings, Inc. - A *	120,299	3,507,919
		12,701,755
Banks — 0.94%
Customers Bancorp, Inc. *	148,086	10,828,048
Financial Services — 0.89%
Paymentus Holdings, Inc. - A *	325,167	10,272,026
Total FINANCIALS (Cost $55,963,733)		62,746,838

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
MATERIALS — 2.15%
Metals & Mining — 2.15%
Hudbay Minerals, Inc. [1]	382,088	$7,584,447
MP Materials Corp. *	104,446	5,276,612
Pan American Silver Corp. [1]	229,619	11,896,560
		24,757,619
Total MATERIALS (Cost $11,331,621)		24,757,619
CONSUMER STAPLES — 1.13%
Tobacco — 1.13%
Turning Point Brands, Inc.	120,142	13,023,393
Total CONSUMER STAPLES (Cost $10,349,971)		13,023,393
REAL ESTATE — 0.68%
Real Estate Management & Development — 0.68%
Compass, Inc. - A *	746,871	7,894,426
Total REAL ESTATE (Cost $7,362,016)		7,894,426
UTILITIES — 0.49%
Independent Power and Renewable Electricity Producers — 0.49%
Ormat Technologies, Inc.	50,744	5,605,690
Total UTILITIES (Cost $5,391,212)		5,605,690
Total COMMON STOCKS (Cost $816,370,018)		1,147,243,981
SHORT TERM INVESTMENTS — 0.35%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.66% [2] (Cost $3,994,520)	3,994,520	3,994,520

TOTAL INVESTMENTS (Cost $820,364,538)	99.84%	$1,151,238,501
Other Assets In Excess of Liabilities	0.16%	1,899,256
Net Assets	100.00%	$1,153,137,757

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2025 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.49%
Short Term Investments	0.35%
Total Investments	99.84%
Other Assets In Excess of Liabilities	0.16%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	7.36%
Automobiles	0.50%
Banks	0.94%
Biotechnology	18.76%
Building Products	0.73%
Capital Markets	1.35%
Communications Equipment	1.42%
Construction & Engineering	4.37%
Consumer Finance	1.16%
Electrical Equipment	2.78%
Electronic Equipment, Instruments & Components	4.70%
Energy Equipment & Services	2.63%
Financial Services	0.89%
Ground Transportation	0.57%
Health Care Equipment & Supplies	2.41%
Health Care Providers & Services	2.91%
Hotels, Restaurants & Leisure	2.15%
Household Durables	0.90%
Independent Power and Renewable Electricity Producers	0.49%
Industry	Percent of Net Assets
Insurance	1.10%
Leisure Products	0.68%
Machinery	5.81%
Metals & Mining	2.15%
Money Market Fund	0.35%
Oil, Gas & Consumable Fuels	3.25%
Pharmaceuticals	8.53%
Professional Services	2.37%
Real Estate Management & Development	0.68%
Semiconductors & Semiconductor Equipment	8.01%
Software	2.02%
Specialty Retail	3.40%
Textiles, Apparel & Luxury Goods	0.60%
Tobacco	1.13%
Trading Companies & Distributors	2.74%
Other Assets In Excess of Liabilities	0.16%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 98.26%
INDUSTRIALS — 31.72%
Aerospace & Defense — 10.41%
AeroVironment, Inc. *	4,020	$972,398
ATI, Inc. *	6,727	771,991
Axon Enterprise, Inc. *	2,289	1,299,992
BWX Technologies, Inc.	4,385	757,903
Carpenter Technology Corp.	4,676	1,472,192
Curtiss-Wright Corp.	2,468	1,360,534
Karman Holdings, Inc. *	14,124	1,033,453
Rocket Lab Corp. *	12,424	866,698
Woodward, Inc.	2,237	676,290
		9,211,451
Construction & Engineering — 4.99%
Comfort Systems USA, Inc.	1,253	1,169,412
Everus Construction Group, Inc. *	7,793	666,769
MasTec, Inc. *	3,296	716,452
Quanta Services, Inc.	3,132	1,321,892
Sterling Infrastructure, Inc. *	1,760	538,965
		4,413,490
Machinery — 4.94%
Alliance Laundry Holdings, Inc. *	25,996	529,019
Allison Transmission Holdings, Inc.	4,519	442,410
Crane Co.	5,302	977,848
Flowserve Corp.	9,627	667,921
Lincoln Electric Holdings, Inc.	3,296	789,853
RBC Bearings, Inc. *	2,148	963,228
		4,370,279
Trading Companies & Distributors — 3.24%
FTAI Aviation Ltd.	8,868	1,745,666
QXO, Inc. *	26,906	519,017
Xometry, Inc. - A *	10,135	602,728
		2,867,411
Electrical Equipment — 2.63%
Bloom Energy Corp. - A *	4,683	406,906
Eos Energy Enterprises, Inc. *	113,270	1,298,074
Nextpower, Inc. - A *	7,077	616,477
		2,321,457
Professional Services — 2.50%
CACI International, Inc. - A *	1,484	790,690
Planet Labs PBC *	34,117	672,787
UL Solutions, Inc. - A	9,419	742,783
		2,206,260
Building Products — 1.94%
Advanced Drainage Systems, Inc.	4,191	606,982
Armstrong World Industries, Inc.	4,363	833,769
	Shares, Principal Amount, or Number of Contracts	Value
Modine Manufacturing Co. *	2,058	$274,764
		1,715,515
Air Freight & Logistics — 0.59%
C.H. Robinson Worldwide, Inc.	3,251	522,631
Ground Transportation — 0.48%
Saia, Inc. *	1,305	426,108
Total INDUSTRIALS (Cost $22,329,346)		28,054,602
HEALTH CARE — 23.35%
Biotechnology — 15.71%
Alnylam Pharmaceuticals, Inc. *	2,222	883,578
Apogee Therapeutics, Inc. *	13,073	986,750
Argenx SE - ADR 1,*	537	451,590
Arrowhead Pharmaceuticals, Inc. *	18,718	1,242,688
Ascendis Pharma A/S - ADR 1,*	4,937	1,052,766
Bridgebio Pharma, Inc. *	12,394	948,017
Exelixis, Inc. *	10,664	467,403
Incyte Corp. *	4,057	400,710
Insmed, Inc. *	3,341	581,468
Kymera Therapeutics, Inc. *	5,399	420,096
Natera, Inc. *	7,681	1,759,640
Neurocrine Biosciences, Inc. *	4,594	651,567
Nuvalent, Inc. - A *	4,803	483,134
Praxis Precision Medicines, Inc. *	4,713	1,389,110
PTC Therapeutics, Inc. *	11,783	895,037
Rhythm Pharmaceuticals, Inc. *	3,960	423,878
Xenon Pharmaceuticals, Inc. 1,*	19,158	858,662
		13,896,094
Pharmaceuticals — 3.10%
Crinetics Pharmaceuticals, Inc. *	39,084	1,819,360
Structure Therapeutics, Inc. - ADR *	6,756	469,880
WaVe Life Sciences Ltd. 1,*	26,727	454,359
		2,743,599
Health Care Providers & Services — 2.51%
Guardant Health, Inc. *	21,753	2,221,851
Health Care Equipment & Supplies — 2.03%
Globus Medical, Inc. - A *	5,295	462,306
Inspire Medical Systems, Inc. *	3,878	357,668
Insulet Corp. *	1,564	444,551
TransMedics Group, Inc. *	4,370	531,611
		1,796,136
Total HEALTH CARE (Cost $14,778,503)		20,657,680
INFORMATION TECHNOLOGY — 14.55%
Semiconductors & Semiconductor Equipment — 7.79%
Credo Technology Group Holding Ltd. *	2,468	355,120

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
Impinj, Inc. *	6,794	$1,182,224
MACOM Technology Solutions Holdings, Inc. *	3,841	657,886
Onto Innovation, Inc. *	3,952	623,863
Rambus, Inc. *	8,330	765,444
Semtech Corp. *	10,075	742,427
SiTime Corp. *	3,505	1,237,931
Teradyne, Inc.	6,861	1,328,015
		6,892,910
Electronic Equipment, Instruments & Components — 3.10%
Celestica, Inc. 1,*	1,596	471,794
Coherent Corp. *	4,967	916,759
Fabrinet 1,*	2,013	916,479
Teledyne Technologies, Inc. *	850	434,120
		2,739,152
Software — 1.95%
Guidewire Software, Inc. *	1,365	274,378
InterDigital, Inc.	3,423	1,089,815
Terawulf, Inc. *	31,410	360,901
		1,725,094
Communications Equipment — 1.46%
Lumentum Holdings, Inc. *	3,505	1,291,908
Technology Hardware, Storage & Peripherals — 0.25%
Pure Storage, Inc. - A *	3,356	224,886
Total INFORMATION TECHNOLOGY (Cost $10,391,765)		12,873,950
CONSUMER DISCRETIONARY — 11.25%
Specialty Retail — 4.69%
Boot Barn Holdings, Inc. *	3,544	625,410
Carvana Co. *	4,318	1,822,282
Five Below, Inc. *	4,191	789,417
Ulta Beauty, Inc. *	746	451,337
Wayfair, Inc. - A *	4,534	455,259
		4,143,705
Hotels, Restaurants & Leisure — 2.26%
Dutch Bros, Inc. - A *	8,380	513,024
Life Time Group Holdings, Inc. *	15,437	410,315
Planet Fitness, Inc. - A *	3,833	415,765
Viking Holdings Ltd. *	9,277	662,471
		2,001,575
Household Durables — 2.17%
Somnigroup International, Inc.	14,542	1,298,310
TopBuild Corp. *	1,477	616,190
		1,914,500
Textiles, Apparel & Luxury Goods — 1.07%
Tapestry, Inc.	7,435	949,970
	Shares, Principal Amount, or Number of Contracts	Value
Diversified Consumer Services — 0.56%
Grand Canyon Education, Inc. *	2,968	$493,608
Automobiles — 0.50%
Thor Industries, Inc.	4,340	445,588
Total CONSUMER DISCRETIONARY (Cost $7,839,451)		9,948,946
ENERGY — 5.20%
Oil, Gas & Consumable Fuels — 3.43%
Antero Resources Corp. *	18,412	634,477
Cameco Corp. [1]	13,147	1,202,819
NexGen Energy Ltd. 1,*	129,773	1,193,912
		3,031,208
Energy Equipment & Services — 1.77%
TechnipFMC PLC [1]	15,027	669,603
Weatherford International PLC [1]	11,447	895,842
		1,565,445
Total ENERGY (Cost $3,160,885)		4,596,653
FINANCIALS — 4.26%
Capital Markets — 3.10%
Evercore, Inc. - A	2,737	931,264
Robinhood Markets, Inc. - A *	11,298	1,277,804
StoneX Group, Inc. *	5,586	531,396
		2,740,464
Financial Services — 1.16%
Affirm Holdings, Inc. *	6,384	475,161
Paymentus Holdings, Inc. - A *	17,592	555,732
		1,030,893
Total FINANCIALS (Cost $2,665,377)		3,771,357
COMMUNICATION SERVICES — 3.34%
Entertainment — 2.70%
Roku, Inc. *	5,668	614,921
Take-Two Interactive Software, Inc. *	3,050	780,892
TKO Group Holdings, Inc.	4,758	994,422
		2,390,235
Diversified Telecommunication Services — 0.64%
AST SpaceMobile, Inc. *	7,785	565,424
Total COMMUNICATION SERVICES (Cost $2,282,629)		2,955,659
CONSUMER STAPLES — 1.92%
Consumer Staples Distribution & Retail — 1.37%
Casey's General Stores, Inc.	1,350	746,158

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
Dollar Tree, Inc. *	3,766	$463,256
		1,209,414
Beverages — 0.55%
Celsius Holdings, Inc. *	10,701	489,464
Total CONSUMER STAPLES (Cost $1,549,560)		1,698,878
MATERIALS — 1.84%
Metals & Mining — 1.84%
Coeur Mining, Inc. *	43,998	784,484
IAMGOLD Corp. 1,*	29,747	490,528
MP Materials Corp. *	6,913	349,245
		1,624,257
Total MATERIALS (Cost $1,531,529)		1,624,257
UTILITIES — 0.83%
Independent Power and Renewable Electricity Producers — 0.83%
Ormat Technologies, Inc.	6,674	737,277
Total UTILITIES (Cost $625,443)		737,277
Total COMMON STOCKS (Cost $67,154,488)		86,919,259
SHORT TERM INVESTMENTS — 1.50%
Northern Institutional U.S. Government Portfolio, 3.59% [2] (Cost $1,323,620)	1,323,620	1,323,620

TOTAL INVESTMENTS (Cost $68,478,108)	99.76%	$88,242,879
Other Assets In Excess of Liabilities	0.24%	209,850
Net Assets	100.00%	$88,452,729

ADR	American Depositary Receipt
PLC	Public Limited Company

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2025 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	98.26%
Short Term Investments	1.50%
Total Investments	99.76%
Other Assets In Excess of Liabilities	0.24%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2025

Industry	Percent of Net Assets
Aerospace & Defense	10.41%
Air Freight & Logistics	0.59%
Automobiles	0.50%
Beverages	0.55%
Biotechnology	15.71%
Building Products	1.94%
Capital Markets	3.10%
Communications Equipment	1.46%
Construction & Engineering	4.99%
Consumer Staples Distribution & Retail	1.37%
Diversified Consumer Services	0.56%
Diversified Telecommunication Services	0.64%
Electrical Equipment	2.63%
Electronic Equipment, Instruments & Components	3.10%
Energy Equipment & Services	1.77%
Entertainment	2.70%
Financial Services	1.16%
Ground Transportation	0.48%
Health Care Equipment & Supplies	2.03%
Health Care Providers & Services	2.51%
Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	2.26%
Household Durables	2.17%
Independent Power and Renewable Electricity Producers	0.83%
Machinery	4.94%
Metals & Mining	1.84%
Money Market Fund	1.50%
Oil, Gas & Consumable Fuels	3.43%
Pharmaceuticals	3.10%
Professional Services	2.50%
Semiconductors & Semiconductor Equipment	7.79%
Software	1.95%
Specialty Retail	4.69%
Technology Hardware, Storage & Peripherals	0.25%
Textiles, Apparel & Luxury Goods	1.07%
Trading Companies & Distributors	3.24%
Other Assets In Excess of Liabilities	0.24%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 6.08%
Leisure Facilities & Services — 1.76%
Crown Finance US, Inc., First Amendment Term Loan 8.34%, (1-Month USD CME Term SOFR+450 basis points), 12/2/31 [1]	$1,614,689	$1,589,661
Leisure Products — 2.15%
Recess Holdings, Inc., Initial Term Loan 7.62%, (3-Month USD CME Term SOFR+375 basis points), 2/20/30 [1]	1,937,029	1,947,624
Telecommunications — 2.17%
Crown Subsea Communications Holding, Inc., 2025 Term Loan 7.22%, (1-Month USD CME Term SOFR+350 basis points), 1/30/31 [1]	1,952,180	1,964,869
Total BANK LOANS (Cost $5,479,628)		5,502,154
CORPORATE BONDS — 13.32%
Electric Utilities — 8.54%
NRG Energy, Inc. 10.25%, (U.S. Treasury Yield Curve Rate CMT 5Y + 574 basis points), 3/15/28 [2,3,4,5]	2,933,580	3,203,003
Vistra Corp. 7.00%, (CME Term SOFR 3M + 226 basis points), 12/15/26 [2,3,4,5,6]	4,450,000	4,527,713
		7,730,716
Insurance — 3.76%
Genworth Holdings, Inc. 6.11%, (U.S. Treasury Yield Curve Rate CMT 5Y + 592 basis points), 11/15/36 [5,6]	4,071,000	3,408,367
Technology Hardware — 1.02%
NCR Atleos Corp. 9.50%, 4/1/29 [2,4]	847,000	919,280
Total CORPORATE BONDS (Cost $11,236,956)		12,058,363
COMMON STOCKS — 54.16%
Asset Management — 21.47%
Apex Treasury Corp. - A *	75,318	744,895
Archimedes Tech SPAC Partners II Co. *	166,595	1,725,924
Bold Eagle Acquisition Corp. - A *	204,143	2,159,833
BTC Development Corp. - A *	29,414	294,581
Cannae Holdings, Inc.	119,817	1,884,721
Cantor Equity Partners III, Inc. - A *	36,114	368,363
Cantor Equity Partners V, Inc. - A *	14,999	153,740
	Shares, Principal Amount, or Number of Contracts	Value
Churchill Capital Corp. XI *	6,892	$70,367
Daedalus Special Acquisition Corp. 7,*	91,958	924,178
Dynamix Corp. III - A *	90,026	890,357
Galata Acquisition Corp. II - A *	61,098	608,536
Gesher Acquisition Corp. II - A *	104,923	1,074,412
HCM III Acquisition Corp. - A *	16,838	169,390
Highview Merger Corp. - A *	167,374	1,673,740
Insight Digital Partners II - A *	15,048	149,126
K&F Growth Acquisition Corp. II - A *	213,210	2,204,591
NewHold Investment Corp. III - A *	104,923	1,087,002
Oaktree Acquisition Corp. III Life Sciences - A *	190,234	2,022,188
Willow Lane Acquisition Corp. - A *	97,592	1,233,563
		19,439,507
Banking — 1.99%
Blue Foundry Bancorp *	144,897	1,801,070
Biotechnology & Pharmaceuticals — 16.98%
Apogee Therapeutics, Inc. *	18,837	1,421,817
Crinetics Pharmaceuticals, Inc. *	85,406	3,975,649
Septerna, Inc. *	124,759	3,478,281
Viridian Therapeutics, Inc. *	50,836	1,582,016
Xenon Pharmaceuticals, Inc. 7,*	109,656	4,914,782
		15,372,545
Industrial Intermediate Products — 2.60%
Hillman Solutions Corp. *	271,668	2,352,645
Industrial Support Services — 1.93%
WillScot Holdings Corp.	93,092	1,752,923
Leisure Facilities & Services — 4.62%
Golden Entertainment, Inc.	74,220	2,018,042
Lucky Strike Entertainment Corp.	138,910	1,176,567
Penn Entertainment, Inc. *	67,125	990,094
		4,184,703
Medical Equipment & Devices — 0.30%
Beta Bionics, Inc. *	8,839	269,324
Software — 0.91%
Porch Group, Inc. *	90,620	827,361
Specialty Finance — 1.85%
Jefferson Capital, Inc.	74,886	1,672,953
Transportation & Logistics — 1.51%
GXO Logistics, Inc. *	25,972	1,367,166
Total COMMON STOCKS (Cost $45,209,079)		49,040,197
RIGHTS — 0.29%
Asset Management — 0.29%
Bold Eagle Acquisition Corp. *	$532,713	170,468

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2025

	Shares, Principal Amount, or Number of Contracts	Value
K&F Growth Acquisition Corp. II *	$588,826	$94,212
		264,680
Total RIGHTS (Cost $—)		264,680
SOVEREIGN BONDS — 3.88%
Transportation & Logistics — 3.88%
Danaos Corp. 8.50%, 3/1/28 [2,4,7]	3,489,000	3,512,272
Total SOVEREIGN BONDS (Cost $3,496,813)		3,512,272
WARRANTS — 0.66%
Apex Treasury Corp., Exp. 8/12/30, Strike $11.50 *	37,659	10,545
Archimedes Tech SPAC Partners II Co., Exp. 4/2/30, Strike $11.50 *	196,756	108,039
BERTO ACQUISITION CORP., Exp. 4/28/30, Strike $11.50 *	93,105	34,449
Bridger Aerospace Group Holdings, Inc., Exp. 12/31/27, Strike $11.50 *	151,497	30,299
BTC Development Corp., Exp. 4/28/30, Strike $11.50 *	7,353	3,309
Calidi Biotherapeutics, Inc., Exp. 9/10/26, Strike $115.00 *	193,125	1,159
Dynamix Corp. III, Exp. 8/12/30, Strike $11.50 *	45,013	14,404
Galata Acquisition Corp. II, Exp. 8/12/30, Strike $11.50 *	20,366	7,128
Gesher Acquisition Corp. II, Exp. 3/12/30, Strike $11.50 *	93,474	32,716
Haymaker Acquisition Corp. 4, Exp. 5/31/28, Strike $11.50 *	103,828	160,933
HCM III Acquisition Corp., Exp. 7/31/30, Strike $11.50 *	5,612	2,671
Highview Merger Corp., Exp. 8/12/30, Strike $11.50 *	83,687	22,621
Insight Digital Partners II, Exp. 8/12/30, Strike $11.50 *	7,524	2,475
Inspirato, Inc., Exp. 1/1/30, Strike $11.50 *	35,733	275
NewHold Investment Corp. III, Exp. 3/3/32, Strike $0.00 *	117,468	42,300
Oaktree Acquisition Corp. III Life Sciences, Exp. 12/6/29, Strike $11.50 *	79,907	56,734
Pagaya Technologies Ltd., Exp. 5/31/27, Strike $0.00 7,*	121,900	39,008
Revolution Medicines, Inc., Exp. 11/14/28, Strike $11.50 *	26,680	25,077
SomaLogic, Inc., Exp. 12/31/27, Strike $11.50 *	22,690	2,292
Total WARRANTS (Cost $9,328)		596,434
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 16.59%
Northern Institutional Treasury Portfolio (Premier Class), 3.63% [8] (Cost $15,022,910)	15,022,910	$15,022,910

TOTAL INVESTMENTS (Cost $80,454,714)	94.98%	$85,997,010
Other Assets In Excess of Liabilities	5.02%	4,544,786
Net Assets	100.00%	$90,541,796
INVESTMENT SECURITIES SOLD SHORT — (4.09)%
COMMON STOCKS — (4.07)%
Banking — (2.01)%
Fulton Financial Corp.	(94,000)	(1,817,020)
Real Estate Investment Trusts — (2.06)%
VICI Properties, Inc.	(66,469)	(1,869,108)
Total COMMON STOCKS (Proceeds $3,681,637)		(3,686,128)
RIGHTS — (0.02)%
Biotechnology & Pharmaceuticals — (0.02)%
Regulus Therapeutics, Inc. *,^	(3,773)	(14,715)
Total RIGHTS (Proceeds $0)		(14,715)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $3,681,637)	(4.09)%	$(3,700,843)

CMT	Constant Maturity

[1]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2025. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $12,162,268, which represents 13% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	Perpetual security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2025

[4]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2025, the value of restricted securities amounted to $12,162,268 or 13% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
NCR Atleos Corp., 9.50%, 4/01/29	2/27/2024	898,879
NRG Energy, Inc., 10.25%, 3/15/28	11/8/23-11/20/23	2,889,576
Vistra Corp., 7.00%, 12/15/26	1/28/22-11/7/22	4,101,863
Danaos Corp., 8.50%, 3/01/28	7/6/23-4/17/24	3,503,626

[5]	Variable rate security. Rates disclosed as of December 31, 2025.
[6]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[7]	Foreign security denominated and/or traded in U.S. dollars.
[8]	7 day current yield as of December 31, 2025 is disclosed.
^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees. The security is valued using significant unobservable inputs.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Bank Loans	6.08%
Corporate Bonds	13.32%
Sovereign Bonds	3.88%
Common Stocks	54.16%
Rights	0.29%
Warrants	0.66%
Short Term Investments	16.59%
Total Investments	94.98%
Other Assets In Excess of Liabilities	5.02%
Net Assets	100.00%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2025

TOTAL RETURN SWAPS
OTC SWAP CONTRACTS
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

MSHEWSC Basket*	Financing Index: 1-Day US Federal Fund Effective Rate - 0.35% (Monthly)	5/4/2026	Morgan Stanley	USD	1,667,562	$62,211	$—	$62,211
MSXXBIOH Basket**	Financing Index: 1-Day US Federal Fund Effective Rate - 0.35% (Monthly)	5/4/2026	Morgan Stanley	USD	9,915,738	227,010	—	227,010
Subtotal Appreciation						$289,221	$—	$289,221

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
GSUCDHY1 Basket***	Financing Index: 1-Day US Federal Fund Effective Rate - 1.15% (At Maturity)	1/23/2026	Goldman Sachs International	USD	4,479,322	$(31,772)	$—	$(31,772)
MSDRCASI Basket****	Financing Index: 1-Day US Federal Fund Effective Rate - 0.35% (Monthly)	5/4/2026	Morgan Stanley	USD	1,124,713	(27,336)	—	(27,336)
Subtotal Depreciation						$(59,108)	$—	$(59,108)
Net Total Return Swaps outstanding at December 31, 2025						$230,113	$—	$230,113

*	MSHEWSC Basket consists of a portfolio of:

Underlying Components	Shares	Value	Weight
Comfort Systems U.S.A., Inc.	138	$128,569	7.71%
United Rentals, Inc.	156	126,068	7.56%
API Group Corp.	3,060	117,063	7.02%
Ferguson Enterprises, Inc.	488	108,558	6.51%
Ryder System, Inc.	484	92,716	5.56%
SiteOne Landscape Supply, Inc.	742	92,383	5.54%
McGrath RentCorp	876	91,883	5.51%
MasTec, Inc.	419	91,049	5.46%
Quanta Services, Inc.	187	79,042	4.74%
AECOM	796	75,874	4.55%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2025

Underlying Components	Shares	Value	Weight
MSC Industrial Direct Co., Inc.	789	$66,369	3.98%
Air Lease Corp.	989	63,534	3.81%
Genuine Parts Co.	510	62,700	3.76%
Advanced Drainage Systems, Inc.	349	50,527	3.03%
Pitney Bowes, Inc.	4,764	50,360	3.02%
Primoris Services Corp.	372	46,192	2.77%
Sensata Technologies Holding PLC	1,287	42,856	2.57%
Construction Partners, Inc.	369	40,022	2.40%
Core & Main, Inc.	738	38,354	2.30%
Fluor Corp.	879	34,852	2.09%
Fastenal Co.	814	32,684	1.96%
AerCap Holdings N.V.	227	32,684	1.96%
Terex Corp.	494	26,348	1.58%
Stanley Black & Decker, Inc.	299	22,179	1.33%
Atkore, Inc.	348	22,012	1.32%
nVent Electriv PLC	147	15,008	0.90%
Builders FirstSource, Inc.	94	9,672	0.58%
Trex Co., Inc.	228	8,004	0.48%
		$1,667,562	100.00%

**	MSXXBIOH Basket consists of a portfolio of:

Underlying Components	Shares	Value	Weight
Vera Therapeutics, Inc.	2,311	$117,006	1.18%
Arrowhead Pharmaceuticals, Inc.	1,688	112,048	1.13%
Exact Sciences Corp.	1,006	102,132	1.03%
Amicus Therapeutic, Inc.	7,172	102,132	1.03%
Praxis Precision Medicines, Inc.	343	101,141	1.02%
Beam Therapeutics, Inc.	3,076	85,275	0.86%
Apellis Pharmaceuticals, Inc.	3,395	85,275	0.86%
Sarepta Therapeutics, Inc.	3,870	83,292	0.84%
Syndax Pharmaceuticals, Inc.	3,964	83,292	0.84%
Kymera Therapeutics, Inc.	1,058	82,301	0.83%
Scholar Rock Holding Corp.	1,868	82,301	0.83%
Twist Bioscience Corp.	2,563	81,309	0.82%
Arcus Biosciences, Inc.	3,412	81,309	0.82%
Moderna, Inc.	2,724	80,318	0.81%
Krystal Biotech, Inc.	326	80,317	0.81%
ADMA Biologics, Inc.	4,403	80,317	0.81%
Stoke Therapeutics, Inc.	2,530	80,317	0.81%
Apogee Therapeutics, Inc.	1,051	79,326	0.80%
Nurix Therapeutics, Inc.	4,129	78,334	0.79%
Revolution Medicines, Inc.	983	78,334	0.79%
Bridgebio Pharma, Inc.	1,011	77,343	0.78%
Iovance Biotherapeutics, Inc.	27,967	76,351	0.77%
ACADIA Pharmaceuticals, Inc.	2,821	75,360	0.76%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2025

Underlying Components	Shares	Value	Weight
Natera, Inc.	329	$75,360	0.76%
Arcutis Biotherapeutics, Inc.	2,595	75,360	0.76%
BioCryst Pharmaceuticals, Inc.	9,661	75,360	0.76%
Xenon Pharmaceuticals, Inc.	1,681	75,360	0.76%
Regeneron Pharmaceuticals, Inc.	96	74,368	0.75%
Mirum Pharmaceuticals, Inc.	941	74,368	0.75%
BioMarin Pharmaceutical, Inc.	1,251	74,368	0.75%
Celcuity, Inc.	736	73,376	0.74%
Ionis Pharmaceuticals, Inc.	928	73,376	0.74%
Travere Therapeutics, Inc.	1,920	73,376	0.74%
Viridian Therapeutics, Inc.	2,326	72,385	0.73%
Veracyte, Inc.	1,719	72,385	0.73%
Biogen, Inc.	411	72,385	0.73%
Rhythm Pharmaceuticals, Inc.	676	72,385	0.73%
Intellia Therapeutics, Inc.	8,052	72,385	0.73%
Roivant Sciences Ltd.	3,290	71,393	0.72%
Cogent Biosciences, Inc.	2,010	71,393	0.72%
Madrigal Pharmaceuticals, Inc.	123	71,393	0.72%
Immunovant, Inc.	2,809	71,393	0.72%
Vertex Pharmaceuticals, Inc.	155	70,402	0.71%
Ideaya Biosciences, Inc.	2,036	70,402	0.71%
Catalyst Pharmaceuticals, Inc.	3,016	70,402	0.71%
Exelixis, Inc.	1,606	70,402	0.71%
United Therapeutics Corp.	144	70,402	0.71%
Summit Therapeutics, Inc.	4,025	70,402	0.71%
Protagonist Therapeutics, Inc.	795	69,410	0.70%
Biohaven Ltd.	6,148	69,410	0.70%
		$3,938,531	39.72%

***	GSUCDHY1 basket consists of a portfolio of:

	Principal Amount	Value	Weight
Viking Cruises Ltd., 9.125%, 7/15/2031, 144A	164,574	$176,280	4.32%
Ncl Corporation Ltd., 7.75%, 2/15/2029, 144A	164,574	175,309	4.29%
Transdigm, Inc., 6.875%, 12/15/2030, 144A	164,574	172,326	4.22%
Chart Industries, Inc., 7.5%, 1/1/2030, 144A	164,574	171,791	4.21%
Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030, 144A	164,574	171,611	4.20%
Weatherford International Ltd., 8.625%, 4/30/2030, 144A	164,574	168,896	4.14%
Rolls-Royce PLC, 5.75%, 10/15/2027, 144A	164,574	168,748	4.13%
Wesco Distribution, Inc., 7.25%, 6/15/2028, 144A	164,574	166,987	4.09%
Wynn Las Vegas LLC, 5.25%, 5/15/2027, 144A	164,574	165,521	4.06%
Aramark Services, Inc., 5.00%, 2/1/2028, 144A	164,574	164,629	4.03%
Mgm Resorts International, 4.75%, 10/15/2028	164,574	164,313	4.03%
Gfl Environmental, Inc., 4.75%, 6/15/2029, 144A	164,574	164,296	4.03%
Bath & Body Works, Inc., 6.75%, 7/1/2036	164,574	163,276	4.00%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2025

	Principal Amount	Value	Weight
Imola Merger Corp., 4.75%, 5/15/2029, 144A	164,574	$162,622	3.98%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029, 144A	164,574	161,870	3.97%
Yum! Brands, Inc., 4.625%, 1/31/2032	164,574	161,416	3.95%
Sensata Technologies BV, 4.00%, 4/15/2029, 144A	164,574	160,784	3.94%
Las Vegas Sands Corp., 3.90%, 8/8/2029	164,574	160,404	3.93%
1011778 B.C. Unlimited Liability Co., 4.00%, 10/15/2030, 144A	164,574	156,971	3.85%
Builders Firstsource, Inc., 4.25%, 2/1/2032, 144A	164,574	156,688	3.84%
Fertitta Entertainment LLC, 6.75%, 1/15/2030, 144A	164,574	156,426	3.83%
Ardagh Metal Packaging Finance USA LLC, 4.00%, 9/1/2029, 144A	164,574	155,012	3.80%
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	164,574	152,657	3.74%
Ball Corp., 3.125%, 9/15/2031	164,574	151,877	3.72%
Standard Building Solutions, Inc., 3.375%, 1/15/2031, 144A	164,574	151,023	3.70%
Mauser Packaging Solutions Holding Co., 7.875%, 8/15/2026, 144A	164,574	0	0.00%
Carnival Corp., 6.00%, 5/1/2029, 144A	164,574	0	0.00%
Petsmart LLC, 7.75%, 2/15/2029, 144A	164,574	0	0.00%
Transocean, Inc., 8.00%, 2/1/2027, 144A	164,574	0	0.00%
Spirit Aerosystems, Inc., 9.375%, 11/30/2029, 144A	164,574	0	0.00%
		$4,081,733	100.00%

****	MSDRCASI Basket consists of a portfolio of:

Underlying Components	Shares	Value	Weight
Boyd Gaming Corp.	1,591	$135,640	12.06%
Travel + Leisure Co.	1,335	94,139	8.37%
Red Rock Resorts, Inc.	1,489	92,226	8.20%
Wyndham Hotels & Resorts, Inc.	1,011	76,368	6.79%
MGM Resorts International	1,973	71,982	6.40%
Carnival Corp.	2,221	67,820	6.03%
Marriott International, Inc.	182	56,348	5.01%
Las Vegas Sands Corp.	843	54,886	4.88%
Brightstar Lottery PLC	3,349	51,849	4.61%
Wynn Resorts Ltd.	401	48,250	4.29%
Marriott Vacations Worldwide Corp.	817	47,126	4.19%
Norwegian Cruise Line Holdings Ltd.	2,076	46,338	4.12%
Vail Resorts, Inc.	288	38,240	3.40%
Hyatt Hotels Corp.	218	34,979	3.11%
Monarch Casino & Resort, Inc.	362	34,641	3.08%
Dine Brands Global, Inc.	962	30,930	2.75%
Topgolf Callaway Brands Corp.	2,525	29,468	2.62%
Airbnb, Inc.	216	29,355	2.61%
DraftKings, Inc.	813	28,005	2.49%
Churchill Downs, Inc.	220	25,081	2.23%
Portillo's, Inc.	3,666	16,646	1.48%
Bloomin' Brands, Inc.	2,333	14,396	1.28%
		$1,124,713	100.00%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2025

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$2,825,036,466	$105,924,519
Investments securities, at fair value	$4,039,926,085	$135,346,072
Short-term securities, at fair value[1]	81,106,650	2,446,757
Warrant securities, at fair value[2]	—	—
Foreign currency, at fair value[3]	2,094,337	—
Unrealized appreciation on open OTC swap contracts	—	—
Cash	119,995	70,763
Deposit at broker for securities sold short	—	—
Receivable for investment securities sold	18,664,524	519,489
Receivable for foreign capital gains taxes	—	790,234
Receivable for fund shares sold	4,930,883	413,985
Receivable for interest and dividends	8,455,296	102,646
Prepaid expenses	314,195	24,074

TOTAL ASSETS	4,155,611,965	139,714,020

LIABILITIES:
Payable for investment securities sold short, proceeds	—	—
Payable for investment securities sold short, at fair value	—	—
Cash overdraft	—	149,711
Unrealized depreciation on open OTC swap contracts	—	—
Payable for fund shares redeemed	4,872,950	15,612
Payable for investment securities purchased	36,368,614	—
Advisory fees payable, net	2,626,716	128,673
Payable for interest and dividends on securities sold short	—	—
Accrued shareholder services plan fees	250,111	—
Accrued administration and accounting fees	436,386	21,418
Accrued foreign capital gains taxes	5,930,953	321,836
Accrued expenses	327,862	92,943

TOTAL LIABILITIES	50,813,592	730,193

NET ASSETS	$4,104,798,373	$138,983,827

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2025:
Paid-in-capital	$2,900,967,177	$116,850,018
Total distributable earnings (deficit)	1,203,831,196	22,133,809
NET ASSETS	$4,104,798,373	$138,983,827

NET ASSETS	$—	$138,983,827
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	5,285,454
NET ASSET VALUE	$—	$26.30
INVESTOR CLASS SHARES
NET ASSETS	$601,676,787	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	12,791,821	—
NET ASSET VALUE	$47.04	$—
INSTITUTIONAL CLASS SHARES
NET ASSETS	$3,503,121,586	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	74,000,082	—
NET ASSET VALUE	$47.34	$—

[1]	The cost of short-term securities was $81,106,650, $2,446,757, $785,470, $7,171,170, $216,880, $883,814, $3,994,520, $1,323,620 and $15,022,910, respectively.
[2]	The cost of warrants was $0, $0, $0, $0, $0, $0, $0, $0 and $9,328, respectively.
[3]	The cost of foreign currency was $2,092,054, $0, $15,597, $1,467,378, $4, $0, $0, $0 and $0, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2025

Driehaus Global Fund	Driehaus International Small Cap Growth Fund	Driehaus International Developed Equity Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$50,073,690	$276,377,467	$2,842,008	$290,567,650	$816,370,018	$67,154,488	$65,422,476
$68,599,280	$334,082,999	$3,312,522	$443,359,772	$1,147,243,981	$86,919,259	$70,377,666
785,470	7,171,170	216,880	883,814	3,994,520	1,323,620	15,022,910
—	—	—	—	—	—	596,434
15,582	1,473,366	4	—	—	—	—
—	—	—	—	—	—	289,221
25,076	16,225	—	3,912	—	—	1,731,462
—	—	—	—	—	—	4,564,640
—	7	—	—	2,047,387	209,172	8,948
—	—	—	—	—	—	—
—	161,534	—	51,397	1,103,834	137,055	1,515,150
42,290	679,327	3,583	5,889	133,504	9,960	400,032
17,473	36,932	14,961	146,226	103,461	10,758	51,931

69,485,171	343,621,560	3,547,950	444,451,010	1,154,626,687	88,609,824	94,558,394

—	—	—	—	—	—	3,681,637
—	—	—	—	—	—	3,700,843
—	—	—	—	250,800	27,805	—
—	—	—	—	—	—	59,108
—	149,230	—	24,029	387,456	24,431	35,307
—	1,014,613	—	—	—	—	—
40,773	287,697	1,987	484,792	604,158	59,249	78,272
—	—	—	—	—	—	47,771
—	—	—	—	32,816	—	29,738
6,574	37,149	1,738	38,991	113,309	9,526	8,735
—	137,212	—	—	—	—	—
62,203	69,852	37,045	59,646	100,391	36,084	56,824

109,550	1,695,753	40,770	607,458	1,488,930	157,095	4,016,598

$69,375,621	$341,925,807	$3,507,180	$443,843,552	$1,153,137,757	$88,452,729	$90,541,796

$49,133,435	$278,377,950	$3,071,211	$283,849,695	$823,451,914	$72,129,701	$100,481,702
20,242,186	63,547,857	435,969	159,993,857	329,685,843	16,323,028	(9,939,906)
$69,375,621	$341,925,807	$3,507,180	$443,843,552	$1,153,137,757	$88,452,729	$90,541,796

$69,375,621	$341,925,807	$3,507,180	$443,843,552	$—	$88,452,729	$90,541,796
4,152,622	29,881,278	286,286	27,689,492	—	4,283,685	7,763,924
$16.71	$11.44	$12.25	$16.03	$—	$20.65	$11.66

$—	$—	$—	$—	$100,617,488	$—	$—
—	—	—	—	3,772,094	—	—
$—	$—	$—	$—	$26.67	$—	$—

$—	$—	$—	$—	$1,052,520,269	$—	$—
—	—	—	—	38,672,498	—	—
$—	$—	$—	$—	$27.22	$—	$—
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2025

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME:
Interest income	$44,962	$228
Dividend income[1]	89,465,288	2,220,887
Non-cash dividend income	—	—
Rebates on short sales, net of fees	—	—

Total investment income	89,510,250	2,221,115

Expenses:
Investment advisory fees	28,760,517	1,397,703
Shareholder services fees	1,310,661	—
Administration fees	1,090,837	39,826
Transfer agent fees	296,530	10,441
Trustees fees	379,993	13,210
Custody fees	923,120	59,894
Reports to shareholders	170,366	9,463
Professional fees	168,816	5,905
Audit and tax fees	139,917	67,354
Federal and state registration fees	144,497	24,491
Dividends and interest on short positions	—	—
Miscellaneous	488,996	20,875
Total expenses	33,874,250	1,649,162
Investment advisory fees recoupment (reimbursement)	—	(64,071)
Administration fees waived	—	—
Fees paid indirectly	(337,108)	(9,500)
Net expenses	33,537,142	1,575,591

Net investment income (loss)	55,973,108	645,524

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Net realized gain (loss) on transactions from:
Investments[2]	244,771,115	17,876,193
Warrants	—	—
Securities sold short	—	—
Swap contracts	—	—
Foreign currency	(2,662,980)	(154,880)
Net realized gain (loss) on investment transactions	242,108,135	17,721,313
Change in net unrealized appreciation (depreciation) on:
Investments[3]	677,274,800	9,110,244
Warrants	—	—
Securities sold short	—	—
Swap contracts	—	—
Foreign currency	124,871	22,515
Net change in unrealized appreciation (depreciation) on investment transactions	677,399,671	9,132,759

Net realized and unrealized gain (loss) on investment transactions	919,507,806	26,854,072

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$975,480,914	$27,499,596

[1]	Net of $8,912,280, $216,015, $57,849, $548,654, $7,093, $0, $40,346, $430 and $0 of non-reclaimable foreign taxes withheld, respectively.
[2]	Net realized gain (loss) on transactions from investments are net of $5,669,570, $(35,107), $0, $(302,619), $0, $0, $0, $0 and $0 of foreign capital gains taxes, respectively.
[3]	Change in net unrealized appreciation (depreciation) on investments are net of $(5,555,880), $985,861, $0, $364,853, $0, $0, $0, $0 and $0 of change in deferred foreign capital gains taxes, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2025

Driehaus Global Fund	Driehaus International Small Cap Growth Fund	Driehaus International Developed Equity Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$1,416	$54	$—	$44,204	$—	$—	$3,386,095
963,603	5,535,162	44,897	626,621	2,587,326	156,082	1,614,367
55,994	—	—	—	—	—	—
—	—	—	—	—	—	60,233

1,021,013	5,535,216	44,897	670,825	2,587,326	156,082	5,060,695

437,097	2,938,779	18,613	4,568,708	6,188,385	394,891	1,392,506
—	—	—	—	227,325	—	263,403
21,022	91,735	4,819	115,234	337,617	20,751	45,553
5,507	27,621	406	29,756	84,539	5,426	12,048
7,080	31,340	286	37,436	106,894	6,749	13,476
7,049	64,790	4,123	29,413	41,780	21,508	14,710
4,717	17,832	4,072	9,850	66,902	4,902	17,198
2,999	13,995	130	16,877	47,261	2,972	5,822
44,095	48,118	35,045	35,594	33,670	31,810	118,089
23,246	27,984	30,933	31,559	87,605	23,525	25,137
—	—	—	—	—	—	129,214
12,629	42,203	3,955	46,214	130,253	8,381	24,245
565,441	3,304,397	102,382	4,920,641	7,352,231	520,915	2,061,401
(54,797)	—	(80,845)	—	—	15,304	—
—	—	(115)	—	—	—	—
(6,300)	(17,305)	(150)	(157,212)	(175,094)	(9,700)	(55,007)
504,344	3,287,092	21,272	4,763,429	7,177,137	526,519	2,006,394

516,669	2,248,124	23,625	(4,092,604)	(4,589,811)	(370,437)	3,054,301

9,139,082	38,822,980	83,507	59,959,511	86,372,544	230,571	(2,901,236)
—	—	—	—	—	—	700,846
—	—	—	—	—	—	102,926
—	—	—	—	—	—	(711,522)
7,957	(11,854)	263	—	—	—	—
9,147,039	38,811,126	83,770	59,959,511	86,372,544	230,571	(2,808,986)

3,802,402	31,739,201	423,181	68,090,104	90,243,567	6,692,585	1,479,853
—	—	—	—	—	—	419,458
—	—	—	—	—	—	(63,632)
—	—	—	—	—	—	(22,555)
237	38,467	(7)	—	—	—	—
3,802,639	31,777,668	423,174	68,090,104	90,243,567	6,692,585	1,813,124

12,949,678	70,588,794	506,944	128,049,615	176,616,111	6,923,156	(995,862)

$13,466,347	$72,836,918	$530,569	$123,957,011	$172,026,300	$6,552,719	$2,058,439

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2025	For the year ended December 31, 2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$55,973,108	$40,866,685	$645,524	$799,696
Net realized gain (loss) on investment transactions	242,108,135	117,683,177	17,721,313	11,965,492
Net change in unrealized appreciation (depreciation) on investment transactions	677,399,671	46,735,512	9,132,759	2,295,872

Net increase (decrease) in net assets resulting from operations	975,480,914	205,285,374	27,499,596	15,061,060

Distributions from distributable earnings to shareholders:
Fund	—	—	(3,084,455)	(850,001)
Investor Class Shares	(10,094,254)	(4,974,827)	—	—
Institutional Class Shares	(65,515,137)	(29,013,147)	—	—

Total distributions to shareholders	(75,609,391)	(33,987,974)	(3,084,455)	(850,001)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	11,988,551	25,165,916
Investor Class	60,145,608	98,501,713	—	—
Institutional Class	704,533,283	793,652,342	—	—
Reinvestment of distributions:
Fund	—	—	2,703,613	713,011
Investor Class	9,758,368	4,760,557	—	—
Institutional Class	58,821,454	25,779,820	—	—
Cost of shares redeemed:
Fund	—	—	(25,006,609)	(23,020,844)
Investor Class	(171,853,326)	(150,088,585)	—	—
Institutional Class	(601,587,784)	(378,298,870)	—	—
Redemption fees:
Fund	—	—	—	—
Investor Class	—	—	—	—
Institutional Class	—	—	—	—

Net increase (decrease) in net assets resulting from capital transactions	59,817,603	394,306,977	(10,314,445)	2,858,083

Total increase (decrease) in net assets	959,689,126	565,604,377	14,100,696	17,069,142

NET ASSETS:

Beginning of period	$3,145,109,247	$2,579,504,870	$124,883,131	$107,813,989
End of period	$4,104,798,373	$3,145,109,247	$138,983,827	$124,883,131

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Global Fund		Driehaus International Small Cap Growth Fund		Driehaus International Developed Equity Fund
For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2025	For the period April 30, 2024* through December 31, 2024

$516,669	$325,398	$2,248,124	$1,476,414	$23,625	$6,677
9,147,039	7,341,760	38,811,126	9,087,934	83,770	(88,610)
3,802,639	5,872,527	31,777,668	(4,121,272)	423,174	47,334

13,466,347	13,539,685	72,836,918	6,443,076	530,569	(34,599)

(9,458,728)	(4,955,080)	(3,600,004)	(1,199,995)	(54,859)	(5,146)
—	—	—	—	—	—
—	—	—	—	—	—

(9,458,728)	(4,955,080)	(3,600,004)	(1,199,995)	(54,859)	(5,146)

6,568,166	2,908,752	88,181,364	39,002,575	1,401,207	1,923,334
—	—	—	—	—	—
—	—	—	—	—	—

2,341,512	1,005,988	3,350,420	1,152,306	54,859	5,146
—	—	—	—	—	—
—	—	—	—	—	—

(3,917,178)	(4,615,812)	(55,007,688)	(30,273,335)	(230,518)	(82,813)
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

4,992,500	(701,072)	36,524,096	9,881,546	1,225,548	1,845,667

9,000,119	7,883,533	105,761,010	15,124,627	1,701,258	1,805,922

$60,375,502	$52,491,969	$236,164,797	$221,040,170	$1,805,922	$—
$69,375,621	$60,375,502	$341,925,807	$236,164,797	$3,507,180	$1,805,922

*	Fund commenced operations on April 30, 2024.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Micro Cap Growth Fund		Driehaus Small Cap Growth Fund
	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2025	For the year ended December 31, 2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(4,092,604)	$(2,674,719)	$(4,589,811)	$(2,891,574)
Net realized gain (loss) on investment transactions	59,959,511	44,733,696	86,372,544	67,734,820
Net change in unrealized appreciation (depreciation) on investment transactions	68,090,104	29,233,175	90,243,567	103,418,081

Net increase (decrease) in net assets resulting from operations	123,957,011	71,292,152	172,026,300	168,261,327

Distributions from distributable earnings to shareholders:
Fund	(56,243,390)	(11,281,404)	—	—
Investor Class Shares	—	—	(214,269)	(1,400,015)
Institutional Class Shares	—	—	(4,679,256)	(10,599,987)

Total distributions to shareholders	(56,243,390)	(11,281,404)	(4,893,525)	(12,000,002)

Capital share transactions:
Proceeds from shares sold:
Fund	109,565,541	58,923,803	—	—
Investor Class	—	—	27,761,424	57,373,567
Institutional Class	—	—	350,774,981	389,897,770
Reinvestment of distributions:
Fund	47,015,855	8,955,773	—	—
Investor Class	—	—	213,503	1,397,115
Institutional Class	—	—	4,297,087	9,312,979
Cost of shares redeemed:
Fund	(78,686,784)	(52,086,614)	—	—
Investor Class	—	—	(70,017,911)	(44,235,033)
Institutional Class	—	—	(329,488,386)	(129,133,050)
Redemption fees:
Fund	3,210	—	—	—
Investor Class	—	—	—	—
Institutional Class	—	—	—	—

Net increase (decrease) in net assets resulting from capital transactions	77,897,822	15,792,962	(16,459,302)	284,613,348

Total increase (decrease) in net assets	145,611,443	75,803,710	150,673,473	440,874,673

NET ASSETS:

Beginning of period	$298,232,109	$222,428,399	$1,002,464,284	$561,589,611
End of period	$443,843,552	$298,232,109	$1,153,137,757	$1,002,464,284

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Small/Mid Cap Growth Fund		Driehaus Event Driven Fund
For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2025	For the year ended December 31, 2024

$(370,437)	$(205,194)	$3,054,301	$7,588,655
230,571	1,033,606	(2,808,986)	(856,906)
6,692,585	9,754,469	1,813,124	(552,529)

6,552,719	10,582,881	2,058,439	6,179,220

(351,351)	(200,000)	(11,809,165)	(3,000,005)
—	—	—	—
—	—	—	—

(351,351)	(200,000)	(11,809,165)	(3,000,005)

35,659,002	42,514,457	38,718,957	61,146,951
—	—	—	—
—	—	—	—

320,300	176,928	11,653,289	2,960,256
—	—	—	—
—	—	—	—

(14,644,431)	(6,732,826)	(173,307,709)	(60,764,134)
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—

21,334,871	35,958,559	(122,935,463)	3,343,073

27,536,239	46,341,440	(132,686,189)	6,522,288

$60,916,490	$14,575,050	$223,227,985	$216,705,697
$88,452,729	$60,916,490	$90,541,796	$223,227,985

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 36.84	$ 34.58	$ 31.69	$ 41.20	$ 49.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.55	0.44	0.45	0.28	(0.07)
Net realized and unrealized gain (loss) on investments	10.45	2.15	3.07	(9.56)	(0.93)
Total income (loss) from investment operations	11.00	2.59	3.52	(9.28)	(1.00)
LESS DISTRIBUTIONS:
Net investment income	(0.80)	(0.33)	(0.63)	(0.20)	—
Net realized gain	—	—	—	(0.03)	(6.89)
Total distributions	(0.80)	(0.33)	(0.63)	(0.23)	(6.89)
Redemption fees added to paid-in capital	—	—	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 47.04	$ 36.84	$ 34.58	$ 31.69	$ 41.20
Total Return	29.92%	7.47%	11.14%	(22.54)%	(1.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 601,677	$ 562,555	$ 570,927	$ 572,323	$ 844,522
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.14%	1.21%	1.30%	1.35%	1.29%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.13%	1.20%	1.29%	1.34%	1.28%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.35%	1.17%	1.37%	0.81%	(0.13)%
Portfolio turnover	137%	118%	126%	160%	169%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2021, 2022, 2023, 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 37.07	$ 34.80	$ 31.88	$ 41.36	$ 49.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.66	0.53	0.54	0.37	0.05
Net realized and unrealized gain (loss) on investments	10.51	2.16	3.09	(9.61)	(0.94)
Total income (loss) from investment operations	11.17	2.69	3.63	(9.24)	(0.89)
LESS DISTRIBUTIONS:
Net investment income	(0.90)	(0.42)	(0.71)	(0.21)	—
Net realized gain	—	—	—	(0.03)	(6.89)
Total distributions	(0.90)	(0.42)	(0.71)	(0.24)	(6.89)
Redemption fees added to paid-in capital	—	—	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 47.34	$ 37.07	$ 34.80	$ 31.88	$ 41.36
Total Return	30.22%	7.72%	11.42%	(22.36)%	(1.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 3,503,121	$ 2,582,554	$ 2,008,578	$ 1,484,392	$ 1,482,582
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.90%	0.97%	1.08%	1.12%	1.07%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.89%	0.96%	1.07%	1.11%	1.06%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.59%	1.40%	1.61%	1.07%	0.10%
Portfolio turnover	137%	118%	126%	160%	169%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2021, 2022, 2023, 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 21.69	$ 19.00	$ 17.43	$ 22.11	$ 19.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.14	0.16	0.09	0.06
Net realized and unrealized gain (loss) on investments	5.08	2.70	1.62	(4.77)	2.98
Total income (loss) from investment operations	5.20	2.84	1.78	(4.68)	3.04
LESS DISTRIBUTIONS:
Net investment income	(0.59)	(0.15)	(0.21)	—	(0.01)
Total distributions	(0.59)	(0.15)	(0.21)	—	(0.01)
Redemption fees added to paid-in capital	—	—	0.00[1]	0.00[1]	0.00[1]
Net asset value, end of period	$ 26.30	$ 21.69	$ 19.00	$ 17.43	$ 22.11
Total Return	24.06%	14.94%	10.23%	(21.17)%	15.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 138,984	$ 124,883	$ 107,814	$ 102,629	$ 116,644
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.30%	1.32%	1.36%	1.44%	1.37%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.51%	0.69%	0.78%	0.53%	0.28%
Portfolio turnover	82%	95%	161%	149%	178%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01%, 0.00%, 0.00%, 0.00% and 0.01% for the years 2021, 2022, 2023, 2024 and 2025.
[3]	Effective December 31, 2020, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.24% of average daily net assets until April 30, 2026.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 15.57	$ 13.34	$ 11.33	$ 14.25	$ 15.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.13	0.09	0.17	0.22	0.12
Net realized and unrealized gain (loss) on investments	3.35	3.44	2.03	(2.90)	(0.21)
Total income (loss) from investment operations	3.48	3.53	2.20	(2.68)	(0.09)
LESS DISTRIBUTIONS:
Net investment income	(0.14)	(0.09)	(0.19)	(0.24)	(0.22)
Net realized gain	(2.20)	(1.21)	—	—	(0.61)
Total distributions	(2.34)	(1.30)	(0.19)	(0.24)	(0.83)
Redemption fees added to paid-in capital	—	—	0.00[1]	0.00[1]	—
Net asset value, end of period	$ 16.71	$ 15.57	$ 13.34	$ 11.33	$ 14.25
Total Return	22.59%	26.48%	19.46%	(18.86)%	(0.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 69,376	$ 60,376	$ 52,492	$ 46,642	$ 57,728
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.84%	0.91%	1.13%	1.36%	1.31%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	0.75%	0.75%	0.83%	0.99%	0.99%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.77%	0.55%	1.32%	1.90%	0.92%
Portfolio turnover	119%	109%	179%	92%	101%

[1]	Amount represents less than $0.01 per share.
[2]	Effective April 30, 2023, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 0.75% of average daily net assets until April 30, 2026. From May 1, 2019 to April 29, 2023, the annual operating expense limitation was 0.99%.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2021, 2022, 2023, 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 8.97	$ 8.74	$ 7.90	$ 11.06	$ 12.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.07	0.06	0.05	0.06	0.04
Net realized and unrealized gain (loss) on investments	2.52	0.22	0.89	(2.75)	1.42
Total income (loss) from investment operations	2.59	0.28	0.94	(2.69)	1.46
LESS DISTRIBUTIONS:
Net investment income	(0.12)	(0.05)	(0.10)	—	(0.04)
Net realized gain	—	—	—	(0.47)	(2.95)
Total distributions	(0.12)	(0.05)	(0.10)	(0.47)	(2.99)
Redemption fees added to paid-in capital	—	—	0.00[1]	0.00[1]	0.00[1]
Net asset value, end of period	$ 11.44	$ 8.97	$ 8.74	$ 7.90	$ 11.06
Total Return	28.92%	3.15%	11.95%	(24.40)%	12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 341,926	$ 236,165	$ 221,040	$ 216,814	$ 332,312
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.13%	1.14%	1.17%	1.16%	1.15%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.12%	1.13%	1.16%	1.16%	1.14%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	0.76%	0.63%	0.49%	0.72%	0.32%
Portfolio turnover	100%	87%	80%	75%	93%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2021, 2022, 2023, 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Financial Highlights

	For the year ended December 31, 2025	For the period April 30, 2024* through December 31, 2024
Net asset value, beginning of period	$ 9.92	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	0.03
Net realized and unrealized gain (loss) on investments	2.45	(0.08)
Total income (loss) from investment operations	2.54	(0.05)
LESS DISTRIBUTIONS:
Net investment income	(0.09)	(0.03)
Net realized gain	(0.12)	—
Total distributions	(0.21)	(0.03)
Net asset value, end of period	$ 12.25	$ 9.92
Total Return	25.60%	(0.51)%[1]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 3,507	$ 1,806
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	3.85%	11.05%[2]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.80%	0.80%[2]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.89%	0.68%[2]
Portfolio turnover	94%	62%[1]

*	Fund commenced operations on April 30, 2024.
[1]	Not annualized.
[2]	Annualized.
[3]	The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.80% of average daily net assets until April 30, 2027.
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.07% and 0.01% for the years 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 13.96	$ 11.10	$ 10.05	$ 16.33	$ 19.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.10)	(0.11)	(0.11)	(0.11)	(0.22)
Net realized and unrealized gain (loss) on investments	4.36	3.51	1.26	(5.35)	4.44
Total income (loss) from investment operations	4.26	3.40	1.15	(5.46)	4.22
LESS DISTRIBUTIONS:
Net investment income	(0.05)	(0.30)	—	—	—
Net realized gain	(2.15)	(0.24)	—	(0.82)	(7.88)
Tax return of capital	—	—	(0.10)	—	—
Total distributions	(2.20)	(0.54)	(0.10)	(0.82)	(7.88)
Redemption fees added to paid-in capital	0.01	—	0.00[1]	0.00[1]	—
Net asset value, end of period	$ 16.03	$ 13.96	$ 11.10	$ 10.05	$ 16.33
Total Return	30.88%	30.58%	11.44%	(33.53)%	24.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 443,844	$ 298,232	$ 222,428	$ 176,208	$ 341,269
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.34%	1.37%	1.41%	1.42%	1.38%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.30%	1.33%	1.36%	1.37%	1.35%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	(1.12)%	(0.98)%	(1.10)%	(0.87)%	(1.26)%
Portfolio turnover	142%	116%	128%	108%	109%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.03%, 0.05%, 0.05%, 0.04%, and 0.04%, for the years 2021, 2022, 2023, 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 22.91	$ 18.17	$ 15.34	$ 23.76	$ 23.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.15)[1]	(0.12)[1]	(0.09)[1]	(0.09)[1]	(0.14)
Net realized and unrealized gain (loss) on investments	3.97	5.11	2.99	(8.01)	4.80
Total income (loss) from investment operations	3.82	4.99	2.90	(8.10)	4.66
LESS DISTRIBUTIONS:
Net investment income	(0.06)	(0.25)	(0.06)	—	—
Net realized gain	—	—	—	(0.33)	(4.52)
Tax return of capital	—	—	(0.01)	—	—
Total distributions	(0.06)	(0.25)	(0.07)	(0.33)	(4.52)
Redemption fees added to paid-in capital	—	—	0.00[2]	0.01	—
Net asset value, end of period	$ 26.67	$ 22.91	$ 18.17	$ 15.34	$ 23.76
Total Return	16.66%	27.44%	18.92%	(34.11)%	21.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 100,617	$ 129,482	$ 91,508	$ 67,143	$ 96,371
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.93%	0.90%	0.97%	1.00%	0.99%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.91%	0.88%	0.94%[4]	0.96%[4]	1.11%[4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.66)%	(0.53)%	(0.52)%[4]	(0.54)%[4]	(0.97)%[4]
Portfolio turnover	152%	112%	154%	169%	149%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.04%, 0.03%, 0.02% and 0.02% for the years 2021, 2022, 2023, 2024 and 2025.
[4]	The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until April 30, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 23.37	$ 18.53	$ 15.64	$ 24.15	$ 23.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.10)[1]	(0.07)[1]	(0.05)[1]	(0.05)[1]	(0.11)
Net realized and unrealized gain (loss) on investments	4.07	5.20	3.05	(8.14)	4.90
Total income (loss) from investment operations	3.97	5.13	3.00	(8.19)	4.79
LESS DISTRIBUTIONS:
Net investment income	(0.12)	(0.29)	(0.10)	—	—
Net realized gain	—	—	—	(0.33)	(4.52)
Tax return of capital	—	—	(0.01)	—	—
Total distributions	(0.12)	(0.29)	(0.11)	(0.33)	(4.52)
Redemption fees added to paid-in capital	—	—	0.00[2]	0.01	—
Net asset value, end of period	$ 27.22	$ 23.37	$ 18.53	$ 15.64	$ 24.15
Total Return	16.99%	27.67%	19.19%	(33.93)%	21.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 1,052,521	$ 872,982	$ 470,082	$ 386,295	$ 512,941
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.69%	0.70%	0.73%	0.75%	0.73%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.67%	0.68%	0.70%[4]	0.71%[4]	0.71%[4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.42)%	(0.33)%	(0.29)%[4]	(0.28)%[4]	(0.58)%[4]
Portfolio turnover	152%	112%	154%	169%	149%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.04%, 0.03%, 0.02% and 0.02% for the years 2021, 2022, 2023, 2024 and 2025.
[4]	The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until April 30, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 18.88	$ 14.99	$ 12.41	$ 18.75	$ 17.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.05)	(0.07)	(0.07)	(0.12)
Net realized and unrealized gain (loss) on investments	1.91	4.00	2.65	(5.81)	3.17
Total income (loss) from investment operations	1.86	3.95	2.58	(5.88)	3.05
LESS DISTRIBUTIONS:
Net investment income	(0.09)	(0.06)	—	—	—
Net realized gain	—	—	—	(0.46)	(1.49)
Total distributions	(0.09)	(0.06)	—	(0.46)	(1.49)
Redemption fees added to paid-in capital	—	—	0.00[1]	0.00[1]	—
Net asset value, end of period	$ 20.65	$ 18.88	$ 14.99	$ 12.41	$ 18.75
Total Return	9.83%	26.37%	20.79%	(31.45)%	18.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 88,453	$ 60,916	$ 14,575	$ 12,933	$ 23,174
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.79%	0.84%	1.32%	1.54%	1.31%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	0.80%	0.80%	0.90%	0.95%	0.95%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	(0.56)%	(0.39)%	(0.49)%	(0.48)%	(0.70)%
Portfolio turnover	152%	129%	148%	188%	191%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, and The Northern Trust Company, the current administrative agent and transfer agent, waived a portion of their fees beginning with the Fund’s commencement of operations, May 1, 2020 through July 31, 2020. Effective September 7, 2023, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.80% of average daily net assets until April 30, 2026. Prior to September 7, 2023, the annual expense limitation was 0.95%.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01%, 0.04%, 0.01%, 0.02% and 0.01% for the years 2021, 2022, 2023, 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Financial Highlights

	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value, beginning of period	$ 12.57	$ 12.36	$ 11.79	$ 13.29	$ 13.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.76	0.43	0.42	0.16	0.04
Net realized and unrealized gain (loss) on investments	(0.01)	(0.05)	0.70	(1.49)	0.93
Total income (loss) from investment operations	0.75	0.38	1.12	(1.33)	0.97
LESS DISTRIBUTIONS:
Net investment income	(1.66)	(0.17)	(0.55)	(0.02)	(0.15)
Net realized gain	—	—	—	(0.15)	(1.46)
Total distributions	(1.66)	(0.17)	(0.55)	(0.17)	(1.61)
Net asset value, end of period	$ 11.66	$ 12.57	$ 12.36	$ 11.79	$ 13.29
Total Return	5.99%	3.07%	9.56%	(9.98)%	7.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 90,542	$ 223,228	$ 216,706	$ 204,289	$ 203,635
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.48%	1.39%	1.56%	1.69%	1.49%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.44%	1.38%	1.55%	1.66%	1.42%
Ratio of net investment income (loss) (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	2.19%	3.54%	3.52%	1.43%	0.10%
Portfolio turnover	58%	81%	105%	81%	109%

[1]	The ratio for the fund includes the effect of dividends and interest on short positions, and interest expense which increased the expense ratios by 0.10%, 0.30%, 0.21%, 0.09% and 0.09% for the years 2021, 2022, 2023, 2024 and 2025.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the fund includes the effect of fees paid indirectly which impacted the expense ratios by 0.07%, 0.03%, 0.01%, 0.01%, and 0.04% for the years 2021, 2022, 2023, 2024 and 2025.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as further amended to date, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The nine series (each a “Fund”, and collectively, the “Funds”) included in this report are as follows:
Fund	Commencement of Operations
Emerging Markets Growth Fund	12/31/97
Emerging Markets Small Cap Growth Fund	08/22/11
Global Fund	04/10/17
International Small Cap Growth Fund	09/17/07
International Developed Equity Fund	04/30/24
Micro Cap Growth Fund	11/18/13
Small Cap Growth Fund	08/21/17
Small/Mid Cap Growth Fund	05/01/20
Event Driven Fund	08/26/13
The Emerging Markets Growth Fund and Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Investment-related income, expenses, realized and unrealized gains and losses and non-class specific operating expenses are allocated to each class based upon the assets of each class relative to the total assets of the Fund. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the investment advisory fee. Investment-related income, expenses, realized and unrealized gains and losses and non-class specific operating expenses are allocated to each class based upon the assets of each class relative to the total assets of the Fund. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.
The Emerging Markets Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of emerging markets companies.
The Emerging Markets Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization emerging markets companies.
The Global Fund seeks to maximize capital appreciation, using a growth style of investment, by investing primarily in equity securities of issuers located throughout the world, including the U.S. and in both developed and emerging markets.
The International Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of smaller capitalization non-U.S. companies.
The International Developed Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of companies located in non-U.S. developed market countries.
The Micro Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of micro capitalization U.S. companies.
The Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization U.S. companies.
The Small/Mid Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small/medium capitalization U.S. companies.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The Event Driven Fund seeks to provide positive returns over full-market cycles by investing primarily in a broad range of asset classes and securities, including derivatives.
The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates. The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.
Securities Valuation
Investments in securities traded on a national securities exchange, including exchange-traded futures and options (including warrants), are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. North and South American exchange-traded securities for which no sale was reported are valued at the most recent closing bid price from the exchange the security is primarily traded on and are generally classified as level 1.  All other exchange-traded securities for which no sale was reported are valued at the mean between closing bid and ask prices from the exchange the security is primarily traded on and are also generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term U.S. fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Long-term non-U.S. fixed income securities are valued at the mean of the representative quoted bid and ask prices when held long or sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. The fair value analysis includes an analysis of the value of any unfunded commitments. Money market fund investments are valued at the fund's net asset value.
Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third-party broker-dealer or counterparty.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth, Global Fund, International Small Cap Growth Fund, and International Developed Equity Fund, if quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market assets may be valued at fair value as determined in good faith by the investment adviser of the Funds. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. These funds also use an independent pricing service to provide fair value estimates for relevant foreign equity securities. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. To the extent utilized, securities would be classified as level 2 in the hierarchy described below.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the “valuation designee” appointed by the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. In addition, level 3 investments in certain early stage companies may be valued based upon initial transaction prices with management conducting ongoing assessments to determine whether new information is available to support a fair value adjustment. The information management may consider in its ongoing assessments may include, but are not limited to, actual or upcoming financing or third-party sale transactions, current or forecasted performance, or regulatory approval status updates. It is possible that estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.
Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices for active markets for identical securities
Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The following is a summary of the inputs used to value the Emerging Markets Growth Fund’s investments as of December 31, 2025:
Assets	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$136,570,507	$—	$136,570,507	$—
Europe	211,875,643	—	211,875,643	—*
Far East
China	896,145,689	36,639,375	859,506,314	—
Hong Kong	25,663,625	—	25,663,625	—
India	559,945,875	107,570,526	452,375,349	—
Indonesia	73,603,726	—	73,603,726	—
Japan	68,744,227	—	68,744,227	—
Singapore	41,066,702	41,066,702	—	—
South Korea	553,119,119	25,578,197	527,540,922	—
Taiwan	761,351,997	298,203,508	463,148,489	—
Middle East	111,987,273	—	111,987,273	—
North America	222,526,481	222,526,481	—	—
South America
Argentina	27,187,702	27,187,702	—	—
Brazil	240,620,612	113,232,600	127,388,012	—
Peru	53,460,925	53,460,925	—	—
Preferred Stocks
South America	56,055,982	56,055,982	—	—
Short Term Investments	81,106,650	81,106,650	—	—
Total	$4,121,032,735	$1,062,628,648	$3,058,404,087	$—

*Level 3 security has zero value.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the Emerging Markets Small Cap Growth Fund’s investments as of December 31, 2025:
Assets	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$5,315,218	$—	$5,315,218	$—
Europe
Greece	4,781,356	1,500,874	3,280,482	—
Poland	1,337,758	—	1,337,758	—
Spain	806,556	—	806,556	—
Turkey	2,834,441	—	2,834,441	—
United Kingdom	693,509	—	693,509	—
Far East
China	14,204,067	6,227,585	7,976,482	—
India	33,454,068	1,963,890	31,490,178	—
Indonesia	979,314	—	979,314	—
Singapore	2,155,512	—	2,155,512	—
South Korea	14,287,786	—	14,287,786	—
Taiwan	17,445,694	—	17,445,694	—
Vietnam	4,076,870	—	4,076,870	—
Middle East
Saudi Arabia	1,976,408	—	1,976,408	—
United Arab Emirates	6,143,155	1,091,590	5,051,565	—
North America	9,497,991	9,497,991	—	—
South America
Argentina	1,881,103	1,881,103	—	—
Brazil	10,345,821	1,623,632	8,722,189	—
Peru	1,887,519	1,887,519	—	—
Preferred Stocks
South America	1,241,926	—	1,241,926	—
Short Term Investments	2,446,757	2,446,757	—	—
Total	$137,792,829	$28,120,941	$109,671,888	$—
The following is a summary of the inputs used to value the Global Fund’s investments as of December 31, 2025:
Assets	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
Austria	$484,830	$484,830	$—	$—
Finland	419,814	419,814	—	—
France	1,700,138	—	1,700,138	—
Germany	2,232,746	—	2,232,746	—
Ireland	1,086,752	1,086,752	—	—
Italy	624,182	—	624,182	—
Netherlands	595,753	16,047	579,706	—
Switzerland	1,422,376	—	1,422,376	—
United Kingdom	6,634,854	729,281	5,905,573	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Far East
Australia	$996,198	$—	$996,198	$—
China	2,358,356	—	2,358,356	—
India	566,200	566,200	—	—
Japan	6,006,762	—	6,006,762	—
Taiwan	1,089,719	—	1,089,719	—
North America	41,208,202	41,208,202	—	—
South America	720,657	720,657	—	—
Preferred Stocks
South America	451,741	451,741	—	—
Short Term Investments	785,470	785,470	—	—
Total	$69,384,750	$46,468,994	$22,915,756	$—
The following is a summary of the inputs used to value the International Small Cap Growth Fund’s investments as of December 31, 2025:
Assets	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$2,653,457	$—	$2,653,457	$—
Europe
Austria	9,490,464	5,850,071	3,640,393	—
Denmark	8,997,616	—	8,997,616	—
Finland	5,244,363	—	5,244,363	—
France	6,508,188	—	6,508,188	—
Germany	26,241,717	—	26,241,717	—
Ireland	6,291,230	—	6,291,230	—
Italy	13,142,874	—	13,142,874	—
Netherlands	9,708,062	—	9,708,062	—
Norway	4,880,765	—	4,880,765	—
Poland	1,883,705	—	1,883,705	—
Spain	9,976,679	—	9,976,679	—
Sweden	3,658,201	—	3,658,201	—
Switzerland	11,143,996	—	11,143,996	—
United Kingdom	67,476,768	7,691,920	59,784,848	—
Far East
Australia	17,305,012	3,076,888	14,228,124	—
China	5,326,283	—	5,326,283	—
Hong Kong	1,536,669	—	1,536,669	—
India	10,432,838	—	10,432,838	—
Japan	54,477,284	—	54,477,284	—
South Korea	7,625,766	—	7,625,766	—
Taiwan	7,554,089	—	7,554,089	—
Middle East	1,705,846	1,705,846	—	—
North America	35,543,900	35,543,900	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
South America
Brazil	$5,277,227	$1,947,680	$3,329,547	$—
Short Term Investments	7,171,170	7,171,170	—	—
Total	$341,254,169	$62,987,475	$278,266,694	$—
The following is a summary of the inputs used to value the International Developed Equity Fund’s investments as of December 31, 2025:
Assets	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe	$2,542,393	$—	$2,542,393	$—
Far East
Japan	567,121	—	567,121	—
Singapore	19,390	19,390	—	—
North America	183,618	183,618	—	—
Short Term Investments	216,880	216,880	—	—
Total	$3,529,402	$419,888	$3,109,514	$—
The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of December 31, 2025:
Assets*	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$443,359,772	$443,359,772	$—	$—
Short Term Investments	883,814	883,814	—	—
Total	$444,243,586	$444,243,586	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of December 31, 2025:
Assets*	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$1,147,243,981	$1,147,243,981	$—	$—
Short Term Investments	3,994,520	3,994,520	—	—
Total	$1,151,238,501	$1,151,238,501	$—	$—

* See Schedule of Investments for industry breakout.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the Small/Mid Cap Growth Fund’s investments as of December 31, 2025:
Assets*	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$86,919,259	$86,919,259	$—	$—
Short Term Investments	1,323,620	1,323,620	—	—
Total	$88,242,879	$88,242,879	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2025:
Assets*	Total Value at December 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Bank Loans	$5,502,154	$—	$5,502,154	$—
Common Stocks	49,040,197	49,040,197	—	—
Corporate Bonds	12,058,363	—	12,058,363	—
Rights	264,680	264,680	—	—
Short Term Investments	15,022,910	15,022,910	—	—
Sovereign Bonds	3,512,272	—	3,512,272	—
Warrants	596,434	493,126	103,308	—
Total	$85,997,010	$64,820,913	$21,176,097	$—

Liabilities*
Common Stocks Sold Short	$(3,686,128)	$(3,686,128)	$—	$—
Rights Sold Short	(14,715)	—	—	(14,715)
Total	$(3,700,843)	$(3,686,128)	$—	$(14,715)

Other Financial Instruments
Total Return Swaps - Assets**	$289,221	$—	$289,221	$—
Total Return Swaps - Liabilities**	(59,108)	—	(59,108)	—
Total Other Financial Instruments	$230,113	$—	$230,113	$—

* See Schedule of Investments for industry breakout.
** Swaps are reflected as the unrealized appreciation (depreciation) on the instrument.
As of December 31, 2025, none of the Funds held Level 3 investments, other than as disclosed for Emerging Markets Growth Fund and Event Driven Fund.
Securities Sold Short
The Event Driven Fund is engaged in selling securities short, which obligates it to replace a borrowed security by purchasing it at market price at the time of replacement. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Such deposit is included in “Deposits at broker for securities sold short” in the Statement of Assets and Liabilities. The Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund in the Statement of Operations.
The Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. The Fund may also earn rebates as an element of the custodian arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statements of Operations.
Federal Income Taxes
No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.
Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2025, 2024, 2023, and 2022 remain open to Federal and state audit. As of December 31, 2025, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund's financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds' understanding of the tax rules and regulations that exist in the foreign markets in which they invest. Any deferred foreign capital gains tax is accrued based upon net unrealized gains, and is payable upon sale of such investment.
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.
For the year ended December 31, 2025, reclassifications were recorded to distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to net operating losses, certain non-deductible expenses, and distributions paid in excess of the Subchapter M requirement. Results of operations and net assets were not affected by these reclassifications.
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
Paid-in capital	$—	$(4,926)	$—	$—	$(4)
Total distributable earnings (deficit)	—	4,926	—	—	4

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Paid-in capital	$—	$(2,935,485)	$(41,181)	$(90,067)
Total distributable earnings (deficit)	—	2,935,485	41,181	90,067

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryovers retain the character of the original loss. The following table shows the amounts of capital loss carryovers, if any, by each of the applicable Funds as of December 31, 2025:
Not Subject to Expiration
Fund	Short-Term	Long-Term
Emerging Markets Growth Fund	$—	$—
Emerging Markets Small Cap Growth Fund	5,078,903	—
Global Fund	—	—
International Small Cap Growth Fund	—	—
International Developed Equity Fund	—	—
Micro Cap Growth Fund	—	—
Small Cap Growth Fund	—	—
Small/Mid Cap Growth Fund	2,231,197	—
Event Driven Fund	1,504,402	10,708,123
During the year ended December 31, 2025, the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, International Small Cap Growth Fund, International Developed Equity Fund, Small Cap Growth Fund and Small/Mid Cap Growth Fund utilized $(202,616,964), $(16,118,341), $(31,783,127), $(78,303), $(60,691,032) and $(116,064), respectively, of capital loss carryforwards.
Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat post-October losses and certain ordinary losses recognized between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2025, the following qualified post-October losses and late-year ordinary losses were deferred and recognized on January 1, 2026:
Fund	Late-Year Ordinary Loss Deferral	Post October Loss Deferral	Total
Emerging Markets Growth Fund	$—	$—	$—
Emerging Markets Small Cap Growth Fund	134,071	—	134,071
Global Fund	—	—	—
International Small Cap Growth Fund	—	—	—
International Developed Equity Fund	—	4,014	4,014
Micro Cap Growth Fund	—	—	—
Small Cap Growth Fund	—	—	—
Small/Mid Cap Growth Fund	40,817	—	40,817
Event Driven Fund	—	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Distributions to Shareholders
The tax character of distributions paid during the years ended December 31, 2025, and December 31, 2024, were as follows:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Emerging Markets Growth Fund	2025	$75,609,391	$—	$—	$75,609,391
	2024	33,987,974	—	—	33,987,974
Emerging Markets Small Cap Growth Fund	2025	3,084,455	—	—	3,084,455
	2024	850,001	—	—	850,001
Global Fund	2025	3,705,371	5,753,357	—	9,458,728
	2024	2,062,099	2,892,981	—	4,955,080
International Small Cap Growth Fund	2025	3,600,004	—	—	3,600,004
	2024	1,199,995	—	—	1,199,995
International Developed Equity Fund	2025	23,726	31,133	—	54,859
	2024	5,146	—	—	5,146
Micro Cap Growth Fund	2025	3,219,383	53,024,007	—	56,243,390
	2024	5,343,643	5,937,761	—	11,281,404
Small Cap Growth Fund	2025	4,893,525	—	—	4,893,525
	2024	12,000,002	—	—	12,000,002
Small/Mid Cap Growth Fund	2025	351,351	—	—	351,351
	2024	200,000	—	—	200,000
Event Driven Fund	2025	11,809,165	—	—	11,809,165
	2024	3,000,005	—	—	3,000,005
As of December 31, 2025, the components of net assets on a tax basis were as follows:
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
Undistributed ordinary income	$7,465,778	$—	$706,125	$1,774,479	$226
Undistributed long-term capital gain	31,878,367	—	1,162,976	6,722,620	—
Accumulated earnings	39,344,145	—	1,869,101	8,497,099	226
Accumulated capital and other losses	—	(5,212,974)	—	—	(4,014)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	1,164,487,051	27,346,783	18,373,085	55,050,758	439,757
Net assets	$1,203,831,196	$22,133,809	$20,242,186	$63,547,857	$435,969

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Undistributed ordinary income	$6,195,221	$—	$—	$538,928
Undistributed long-term capital gain	6,484,673	17,890,631	—	—
Accumulated earnings	12,679,894	17,890,631	—	538,928
Accumulated capital and other losses	—	—	(2,272,014)	(12,212,525)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	147,313,963	311,795,212	18,595,042	1,741,553
Other temporary differences	—	—	—	(7,862)
Net assets	$159,993,857	$329,685,843	$16,323,028	$(9,939,906)
The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of December 31, 2025, were as follows:
Fund	Tax Cost Basis	Gross Appreciation	Gross Depreciation	Net Appreciation/ Depreciation
Emerging Markets Growth Fund	$2,944,522,815	$1,211,099,499	$(34,589,383)	$1,176,510,116
Emerging Markets Small Cap Growth Fund	110,123,814	32,286,022	(4,617,004)	27,669,018
Global Fund	51,011,563	19,250,168	(876,983)	18,373,185
International Small Cap Growth Fund	286,063,393	62,244,224	(7,052,508)	55,191,716
International Developed Equity Fund	3,089,639	510,242	(70,479)	439,763
Micro Cap Growth Fund	296,929,623	152,736,813	(5,422,850)	147,313,963
Small Cap Growth Fund	839,443,289	331,070,392	(19,275,180)	311,795,212
Small/Mid Cap Growth Fund	69,647,837	20,336,971	(1,741,929)	18,595,042
Event Driven Fund	80,784,727	5,055,040	(3,313,487)	1,741,553
The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and PFIC mark-to-market.
In this reporting period, the Funds adopted FASB ASU 2023-09, Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the result of its operations.
Foreign Currency Spot Contracts
The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2025, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as receivable for investment securities sold or payable for investment securities purchased in the Statements of Assets and Liabilities.
Foreign Currency Translation
The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.
Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency.
The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.
Indemnifications
Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Operating Segments
Each Fund represents a single operating segment. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker ("CODM") to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Treasurer and Assistant Treasurer of the Funds' act together as the Funds' CODM. Each individual Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Funds' long-term strategic asset allocation is pre-determined in accordance with the Funds' single investment objective which is executed by each Funds' portfolio managers as a team. The financial information in the form of each Funds' portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Funds' comparative benchmarks and to make resource allocation decisions for the Funds' single segment, is consistent with that presented within each Funds' financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.
Securities Transactions, Income and Commitments
The Trust records security transactions on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Non-cash dividends are recognized as investment income at the fair value of the property received.
Pursuant to the terms of certain of the senior unsecured loan agreements, certain Funds may have unfunded loan commitments, which are callable on demand. Each such Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2025, the Funds had no unfunded senior loan commitments.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Certain Funds may invest in early-stage companies that may require additional contributions or funding if certain performance milestones are met. Management continuously assesses whether these companies will achieve these performance milestones and considers the impact of these commitments as they become due. Additionally, in connection with certain investments a Fund may provide commitments for future investments. At December 31, 2025, the Funds had no such outstanding commitments.
B. INVESTMENTS IN DERIVATIVES
Certain Funds use derivative instruments such as swaps, futures, options, swaptions, and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2025, through December 31, 2025, the Event Driven Fund primarily utilized: 1) total return swaps to gain exposure to certain sectors and manage volatility; and 2) options, including warrants, to both hedge exposure and provide exposure to certain market segments or specific securities. Detail regarding each derivative type is included below.
Swap Contracts
The Event Driven Fund engages in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index, and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a variation margin account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.
Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.
Total return swap contracts are arrangements to exchange a market or security linked return for a periodic payment, based on a notional principal amount, in order to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index, or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.
Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.
Under the terms of a credit default swap, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. A Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.
Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty.
Options Contracts
The Funds may use options contracts, which include warrants, to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities, or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedules of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid.
Forward Foreign Currency Contracts
Certain Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably.
Equity Certificates
Certain Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.
Derivative Investment Holdings Categorized by Risk Exposure
Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instrument by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. Each Fund's derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value.
The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2025:
	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Warrant securities, at fair value	$596,434
Equity contracts	Unrealized appreciation on open OTC swap contracts	289,221
Total		$885,655

	Liabilities derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Unrealized depreciation on open OTC swap contracts	$59,108
Total		$59,108

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the Event Driven Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2025 through December 31, 2025:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$700,846	$700,846
Swap contracts	(711,522)	(711,522)
Total	$(10,676)	$(10,676)
The following table sets forth the Event Driven Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2025 through December 31, 2025:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$419,458	$419,458
Swap contracts	(22,555)	(22,555)
Total	$396,903	$396,903
The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2025, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2025 through December 31, 2025, is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Warrants	number of contracts	1,265,357
Swap contracts	gross notional amount	$30,740,631
Disclosures about Offsetting Assets and Liabilities
The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of “Investment securities at fair value” or “Deposits at broker for securities sold short”.
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts, swap contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table presents the Event Driven Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2025:
Unrealized Appreciation on Open OTC Swap Contracts
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Morgan Stanley	$289,221	$(27,336)	$—	$261,885
Total	$289,221	$(27,336)	$—	$261,885
The following table presents the Event Driven Fund's financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2025:

Unrealized Depreciation on Open OTC Swap Contracts
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Goldman Sachs International	$(31,772)	$—	$—	$(31,772)
Morgan Stanley	(27,336)	27,336	—	—
Total	$(59,108)	$27,336	$—	$(31,772)
C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES
Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, serves as the investment adviser and valuation designee to the Funds.  As of December 31, 2025, the Driehaus Trust Company (“DTC”) has authority over a controlling interest in the Adviser through management control of the Adviser's direct owner, Driehaus Capital Holdings LLLP.  As of December 31, 2025, DTC and other affiliates together had authority over a controlling interest in the Global Fund and the International Developed Equity Fund and substantial, non-controlling interests in certain other Funds.
In return for its services to the Funds, the Adviser receives monthly fees. Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion, 0.75% over $1.5 billion and up to $2.5 billion, and 0.50% in excess of $2.5 billion of average daily net assets. Emerging Markets Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.10% of average daily net assets. Global Fund pays the Adviser a management fee computed and accrued daily at the annual rate of 0.65% of average daily net assets. International Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of average daily net assets. International Developed Equity Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 0.70% of average daily net assets. Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of average daily net assets. Small Cap Growth Fund and Small/Mid Cap Growth pay the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of average daily net assets. Event Driven Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.00% of average daily net assets.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

DCM entered into a contractual agreement to cap Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until April 30, 2026. For the period January 1, 2025 through December 31, 2025, DCM waived fees for Emerging Markets Small Cap Growth Fund totaling $64,071 under this agreement.
DCM entered into a contractual agreement to cap the Global Fund’s annual ordinary operating  expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.75% of average daily net assets until April 30, 2026. Prior to April 30, 2023, the cap was 0.99%. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2025 through December 31, 2025, DCM waived fees for Global Fund totaling $54,797 under this agreement.
DCM entered into a contractual agreement to cap the International Developed Equity Fund's annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until April 30, 2027. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2025 through December 31, 2025, DCM waived fees for International Developed Equity Fund totaling $80,845 under this agreement.
DCM entered into a contractual agreement to cap Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until April 30, 2023. DCM was entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remained below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2025 through December 31, 2025, DCM did not reimburse or recoup any fees for the Investor or Institutional Class shares of the Small Cap Growth Fund under this agreement.
DCM entered into a contractual agreement to cap Small/Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until April 30, 2026. Prior to September 6, 2023, the cap was 0.95%. DCM is entitled to recoupment of previously waived fees and reimbursed expenses to the extent that the expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2025 through December 31, 2025, DCM recouped previously waived fees for Small/Mid Cap Growth Fund totaling $15,304 under this agreement.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The table below indicates the amount of fees available for recoupment by DCM in future periods:
Period ended December 31	Emerging Markets Small Cap Growth Fund	Global Fund	International Developed Equity Fund	Small/Mid Cap Growth Fund
2026	$125,610	$145,127	$—	$53,555
2027	85,349	86,673	78,939	14,253
2028	64,071	54,797	80,845	—
Total	$275,030	$286,597	$159,784	$67,808
The Emerging Markets Growth Fund incurred $28,760,517 for investment advisory fees during the year ended December 31, 2025, of which $2,626,716 was payable to DCM at December 31, 2025. The Emerging Markets Small Cap Growth Fund incurred $1,397,703 for investment advisory fees during the year ended December 31, 2025, of which $128,673 was payable to DCM at December 31, 2025. The Global Fund incurred $437,097 for investment advisory fees during the year ended December 31, 2025, of which $40,773 was payable to DCM at December 31, 2025. The International Small Cap Growth Fund incurred $2,938,779 for investment advisory fees during the year ended December 31, 2025, of which $287,697 was payable to DCM at December 31, 2025. The International Developed Equity Fund incurred $18,613 for investment advisory fees during the year ended December 31, 2025, of which $1,987 was payable to DCM at December 31, 2025. The Micro Cap Growth Fund incurred $4,568,708 for investment advisory fees during the year ended December 31, 2025, of which $484,792 was payable to DCM at December 31, 2025. The Small Cap Growth Fund incurred $6,188,385 for investment advisory fees during the year ended December 31, 2025, of which $604,158 was payable to DCM at December 31, 2025. The Small/Mid Cap Growth Fund incurred $394,891 for investment advisory fees during the year ended December 31, 2025, of which $59,249 was payable to DCM at December 31, 2025. The Event Driven Fund incurred $1,392,506 for investment advisory fees during the year ended December 31, 2025, of which $78,272 was payable to DCM at December 31, 2025.
The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the period ended December 31, 2025, these arrangements reduced the expenses of Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Global Fund, International Small Cap Growth Fund, International Developed Equity Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund by $337,108 (1.0%), $9,500 (0.6%), $6,300 (1.1%), $17,305 (0.5%), $150 (0.1%), $157,212 (3.2%), $175,094 (2.4%), $9,700 (1.9%) and $55,007 (2.7%) respectively.
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2025, the Funds did not engage in any purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.
The Adviser is a party to a Fee Reimbursement Agreement (“Agreement”) with the Emerging Markets Growth Fund, the Small Cap Growth Fund, and the Event Driven Fund. Under the Agreement, the Funds reimburse the Adviser for certain fees paid to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Funds. The amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to the Adviser during the period January 1, 2025, through December 31, 2025, are as follows:
Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Emerging Markets Growth Fund	$ 1,310,661	$ 250,111
Small Cap Growth Fund	227,325	32,816
Event Driven Fund	263,403	29,738
Certain officers of the Trust are also officers of DCM. The Funds pay a portion of the Chief Compliance Officer’s total compensation. No other officers received compensation from the Funds during the period January 1, 2025, through December 31, 2025. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.
The Northern Trust Company (“Northern”) serves as fund accounting and administration services provider and transfer agent for the Funds. Under the terms of the Fund Administration and Accounting Services Agreement, Northern is entitled to receive fees, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0175% and 0.045% of average daily net assets. For its services as Transfer Agent, Northern receives a fee, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.002% and 0.0175% of average daily net assets of each Fund.
D. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding derivatives, short term securities and U.S. government obligations) for the year ended December 31, 2025 were as follows:
Fund	Purchases	Sales
Emerging Markets Growth Fund	4,829,819,064	4,762,944,963
Emerging Markets Small Cap Growth Fund	99,485,182	107,865,905
Global Fund	77,368,554	80,840,340
International Small Cap Growth Fund	317,018,599	284,154,263
International Developed Equity Fund	3,470,373	2,364,018
Micro Cap Growth Fund	533,818,898	515,810,953
Small Cap Growth Fund	1,556,587,762	1,581,690,166
Small/Mid Cap Growth Fund	120,405,976	100,801,138
Event Driven Fund	64,962,556	163,116,262
The Funds had no purchases and sales of U.S. government obligations for the year January 1, 2025, through December 31, 2025.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

E. CAPITAL SHARE TRANSACTIONS
For the years ended December 31, 2025 and 2024, transactions in capital shares (authorized shares unlimited) were as follows:
	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund		Global Fund
	2025	2024	2025	2024	2025	2024
Fund
Shares issued	—	—	524,546	1,162,518	367,238	186,145
Shares reinvested	—	—	105,941	32,827	142,428	64,819
Shares redeemed	—	—	(1,103,594)	(1,112,586)	(235,158)	(308,153)
Net increase (decrease)	—	—	(473,107)	82,759	274,508	(57,189)
Investor Class
Shares issued	1,495,732	2,662,463	—	—	—	—
Shares reinvested	214,658	128,560	—	—	—	—
Shares redeemed	(4,188,521)	(4,029,168)	—	—	—	—
Net increase (decrease)	(2,478,131)	(1,238,145)	—	—	—	—
Institutional Class
Shares issued	17,372,939	21,341,470	—	—	—	—
Shares reinvested	1,285,715	691,890	—	—	—	—
Shares redeemed	(14,323,344)	(10,086,367)	—	—	—	—
Net increase (decrease)	4,335,310	11,946,993	—	—	—	—
Total net increase (decrease)	1,857,179	10,708,848	—	—	—	—

	International Small Cap Growth Fund		International Developed Equity Fund		Micro Cap Growth Fund
	2025	2024	2025	2024	2025	2024
Fund
Shares issued	8,534,428	4,150,187	120,550	189,684	8,519,184	4,611,631
Shares reinvested	297,551	128,462	4,541	515	2,988,929	636,968
Shares redeemed	(5,265,409)	(3,266,121)	(20,854)	(8,150)	(5,183,290)	(3,920,923)
Net increase (decrease)	3,566,570	1,012,528	104,237	182,049	6,324,823	1,327,676
Investor Class
Shares issued	—	—	—	—	—	—
Shares reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	—	—	—	—	—
Institutional Class
Shares issued	—	—	—	—	—	—
Shares reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	—	—	—	—	—
Total net increase (decrease)	—	—	—	—	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	Small Cap Growth Fund		Small/Mid Cap Growth Fund		Event Driven Fund
	2025	2024	2025	2024	2025	2024
Fund
Shares issued	—	—	1,844,205	2,620,995	3,129,216	4,830,493
Shares reinvested	—	—	15,655	9,297	1,001,142	235,502
Shares redeemed	—	—	(802,562)	(376,547)	(14,120,895)	(4,841,356)
Net increase (decrease)	—	—	1,057,298	2,253,745	(9,990,537)	224,639
Investor Class
Shares issued	1,259,036	2,571,149	—	—	—	—
Shares reinvested	8,088	60,272	—	—	—	—
Shares redeemed	(3,147,017)	(2,016,469)	—	—	—	—
Net increase (decrease)	(1,879,893)	614,952	—	—	—	—
Institutional Class
Shares issued	15,397,171	17,369,079	—	—	—	—
Shares reinvested	159,565	393,784	—	—	—	—
Shares redeemed	(14,233,103)	(5,788,481)	—	—	—	—
Net increase (decrease)	1,323,633	11,974,382	—	—	—	—
Total net increase (decrease)	(556,260)	12,589,334	—	—	—	—
F. RESTRICTED SECURITIES
Restricted securities are securities that are not registered for sale under the Securities Act of 1933, as amended, or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2025, the Funds held restricted securities as denoted on the Schedules of Investments.
G. LINE OF CREDIT
The Funds obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5% or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst the Funds based on average net assets. The credit agreement will expire on March 18, 2026, but negotiations have commenced to renew it on similar terms for another year . The Small Cap Growth Fund utilized the line of credit from July 10, 2025 to July 11, 2025. During this period the average daily loan balance outstanding on days where borrowings existed was $23,000,000 and the weighted average interest rate was 5.83%. The interest expense, which is included on the Statements of Operations, was $3,725. The Micro Cap Growth Fund utilized the line of credit from December 19, 2025 to December 23, 2025. During this period the average daily loan balance outstanding on days where borrowings existed was $4,000,000 and the weighted average interest rate was 5.14%. The interest expense, which is included on the Statements of Operations, was $2,284.
H. FOREIGN INVESTMENT RISKS
To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.
I. REDEMPTION FEES
The Driehaus Micro Cap Growth Fund will charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The Board of Trustees of the Funds eliminated the 2.00% redemption fee previously applicable to shareholders of: (i) the Driehaus Emerging Markets Growth Fund, effective February 1, 2023; and

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

(ii) the Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus Small Cap Growth Fund and the Driehaus Small/Mid Cap Growth Fund, effective October 6, 2023, who sold their shares within 60 days of purchase. Assessed redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets. The Funds had no redemption fees for the period January 1, 2025 through December 31, 2025.
J. SUBSEQUENT EVENTS
Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events except as noted below that require recognition or disclosure in the financial statements.
On January 23, 2026 the Board of Trustees approved a plan of liquidation for the Event Driven Fund, with such liquidation scheduled to take place on or about March 27, 2026.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Driehaus Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Driehaus Mutual Funds (the “Trust”) (comprising Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus International Developed Equity Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2025, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Driehaus Mutual Funds at December 31, 2025, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising Driehaus Mutual Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Driehaus Emerging Markets Growth Fund
Driehaus Emerging Markets Small Cap Growth Fund
Driehaus Global Fund
Driehaus International Small Cap Growth Fund
Driehaus Micro Cap Growth Fund
Driehaus Small Cap Growth Fund
Driehaus Small/Mid Cap Growth Fund
Driehaus Event Driven Fund	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025	For each of the five years in the period ended December 31, 2025
Driehaus International Developed Equity Fund	For the year ended December 31, 2025	For the year ended December 31, 2025, and the period from April 30, 2024 (commencement of the operations) through December 31, 2024
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm — (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers or others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Driehaus investment companies since 2002.
Chicago, Illinois
February 25, 2026

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2025
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The Funds designate the following amounts as a long-term capital gain distribution:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
$—	$—	$5,753,357	$—	$31,133

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
$53,024,007	$—	$—	$—
For taxable non-corporate shareholders, the following percentages of income represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
71.69%	29.95%	24.68%	100.00%	100.00%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
13.96%	37.02%	33.24%	4.78%
For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
1.84%	—%	8.64%	—%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
12.24%	27.34%	28.23%	4.82%

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The aggregate remuneration paid to the trustees (all of whom are independent) by each Fund is reported as “Trustees fees” on the Statement of Operations of the Annual Financial Statements.
Except for a portion of the CCO’s compensation, the Funds do not pay any remuneration to their officers. The aggregate remuneration paid to the Funds’ Chief Compliance Officer by the Funds is reported within the “Miscellaneous” line item on the Statement of Operations of the Annual Financial Statements.
The aggregate remuneration paid to Driehaus Capital Management LLC, the Funds’ investment adviser and an affiliate of the Funds’ officers, is reported as “Investment advisory fees” on the Statement of Operations of the Annual Financial Statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Trustees (the “Board”) of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus International Developed Equity Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (each a “Fund” and collectively, the “Funds”) on September 9, 2025 for a one-year term ending September 30, 2026. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a meeting with their independent legal counsel on September 3, 2025 to review the materials provided in response to their request. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.
Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board noted the Adviser’s role in overseeing the Funds’ other service providers, including the Adviser’s review of expenses.  The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities.
The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds, as applicable, compiled by Barrington Partners (“Barrington”) using data from Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”), and to each Fund’s performance benchmark index, as identified in reports to shareholders. The Board noted that the Adviser represented that, because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records (except for Driehaus Global Fund, which had a change in investment strategy effective April 30, 2023, Driehaus International Developed Equity Fund, which commenced operations on April 30, 2024 and Driehaus Event Driven Fund, which pursues an investment strategy that differs from its benchmark), it was also meaningful to analyze the performance over rolling time periods. The Board reviewed rolling performance for the Funds for the 1-, 3- and 5-year periods, as applicable, over the life of each covered Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.
As to the specific Funds, the Board considered that, as of June 30, 2025, Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its Performance Universe for the 10-year period, ranking in the fourth, third and third quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the first quartile being the best performers and the fourth quartile being the worst performers). The Board noted that Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its benchmark index, the MSCI Emerging Markets Index, for the 10-year period. The Board further noted that, as of June 30, 2025, Driehaus Emerging Markets Growth Fund (Institutional Shares) underperformed its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s Institutional Shares inception date

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. — (Continued)

was July 17, 2017), ranking in the fourth, third and third quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods, and that Driehaus Emerging Markets Growth Fund (Institutional Shares) underperformed its benchmark index for each of the above periods.
The Board considered that, as of June 30, 2025, Driehaus International Small Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the second, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods. The Board noted that Driehaus International Small Cap Growth Fund outperformed its benchmark index, the MSCI All Country World ex USA Small Cap Growth Index, for each of the above periods.
The Board considered that, as of June 30, 2025, Driehaus Micro Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the second, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Micro Cap Growth Fund outperformed its benchmark index, the Russell Microcap Growth Index, for the 3-, 5- and 10-year periods.
The Board considered that, as of June 30, 2025, Driehaus Emerging Markets Small Cap Growth Fund outperformed its Performance Universe for the 3-, 5- and 10-year periods, ranking in the fourth, second and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Emerging Markets Small Cap Growth Fund underperformed its benchmark index, the MSCI Emerging Markets Small Cap Index, for each of the above periods.
The Board considered that, as of June 30, 2025, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) outperformed its Performance Universe for the 3- and 5-year periods, ranking in the fourth, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s inception date was August 21, 2017). The Board noted that Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) outperformed its benchmark index, the Russell 2000 Growth Index, for the 3- and 5-year periods.
The Board considered that, as of June 30, 2025, Driehaus Global Fund outperformed its Performance Universe for the 1-year period, ranking in the first quartile.  The Board noted that the Fund changed its investment strategy effective April 30, 2023 and that, the Performance Universe data provided by Barrington for the 3- and 5-year periods ended June 30, 2025 was not representative of the new investment strategy, and, thus, was not relevant to its consideration of the Fund’s performance. In addition, the Board noted that Driehaus Global Fund outperformed its benchmark index, the MSCI All Country World Index, for the 1-year period.
The Board considered that, as of June 30, 2025, Driehaus International Developed Equity Fund outperformed its Performance Universe for the 1-year period (the Fund’s inception date was April 30, 2024), ranking in the first quartile. In addition, the Board noted that Driehaus International Developed Equity Fund outperformed its benchmark index, the MSCI World Ex USA Growth Index, for the above period.
The Board considered that, as of June 30, 2025, Driehaus Small/Mid Cap Growth Fund’s outperformed its Performance Universe for the 5-year period, ranking in the fourth, second and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s inception date was May 1, 2020). In addition, the Board noted that Driehaus Small/Mid Cap Growth Fund outperformed its benchmark index, the Russell 2500 Growth Index, for the 3- and 5-year periods.
The Board considered the longer-term performance of the Fund, noting that, as of June 30, 2025, Driehaus Event Driven Fund outperformed its Performance Universe for the 5- and 10-year periods, and considered that the Fund’s objective of a positive return over a full market cycle had been met and that the Fund’s volatility target, as measured by having a standard deviation of two-thirds or less than that of the S& P 500 Index, had been met for each of the 1-, 3- and 5-year periods. The Board also considered the Fund’s ranking, in the fourth quartile, of its Performance Universe for the 1- and 3- year periods. In addition, the Board noted that Driehaus Event Driven Fund underperformed the S&P 500 Index for each of the above periods but noted the Adviser’s statement that the benchmark for Driehaus Event Driven Fund is more representative for long-only funds and that the HFRX Event Driven Index and Morningstar Event Driven Category are more representative of Driehaus Event Driven Fund than the benchmark index. Additionally, the Board noted the Adviser’s statements regarding the limited number of peers in the Morningstar Event Driven Category. The Board also reviewed performance for Driehaus Event Driven Fund for the 1-, 3- and 5-year and year-to-date periods ended June 30, 2025, relative to the HFRX Event Driven Index and Morningstar Event Driven Category and noted that the Fund

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. — (Continued)

underperformed the HFRX Event Driven Index for each period and outperformed the Morningstar Event Driven Category for the 5-year period. The Board noted that the Fund outperformed the Morningstar Event Driven Category for the 2021 and 2023 calendar years.
As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.
On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported approval of the Agreement for each Fund.
Fees. The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of June 30, 2025 as compared to peer expense group information based on data compiled by Barrington using data from Morningstar (with the fourth quartile being the highest fee).  The Board noted that Driehaus International Developed Equity Fund’s, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Small/Mid Cap Growth Fund’s contractual management fee rates were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Small Cap Growth Fund’s and Driehaus Event Driven Fund’s contractual management fee rates were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Global Fund’s contractual management fee rates were in the third quartile of their respective peer groups and that Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s contractual management fee rates were in the fourth quartile of their respective peer groups.
The Board also considered that as of June 30, 2025, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares), Driehaus International Developed Equity Fund’s and Driehaus Small/Mid Cap Growth Fund’s total expense ratio were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Institutional Shares), Driehaus Global Fund’s and Driehaus Event Driven Fund’s total expense ratio were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares) and Driehaus Emerging Markets Small Cap Growth Fund’s total expense ratios were in the third quartile of their respective peer groups and that Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s total expense ratios were in the fourth quartile of their respective peer groups.  In addition, the Board considered the expense reimbursement arrangements with the Adviser for Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Developed Equity Fund and Driehaus Small/Mid Cap Growth Fund.
The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable.  With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts.  In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management, the long-term performance of the Funds and the limited capacity of the investment style.  In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $535,344 in directed brokerage credits during calendar year 2024, which were used to reduce expenses of the Funds.
On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.
Profitability. The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds.  The Board considered the estimated costs to the Adviser of managing the Funds.  The Board noted that Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund are currently closed to new investors in order to maintain assets at a level that the Adviser believes is prudent, which limits each Fund’s profitability to the Adviser.  The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund and for Driehaus Event Driven Fund) and that the Adviser provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, except for Driehaus Emerging Markets Growth Fund (Investor Shares), Driehaus Small Cap Growth Fund (Investor Shares) and Driehaus Event Driven Fund, which reimburse the Adviser under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan.  The Board concluded that, based on

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. — (Continued)

the profitability calculated for the Trust as well as for the Funds individually (noting that Driehaus International Developed Equity Fund operated at a loss), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.
Economies of Scale. In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale.  Given the size of the Funds and the capacity constraints of the investment styles for certain Funds, as well as the fee waivers for certain of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.
Other Benefits to the Adviser.  The Board also considered the character and amount of other incidental benefits received by the Adviser.  The Board noted that payments to the Adviser under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of these fall-out benefits.
Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interest of each Fund. No single factor was determinative in the Board's analysis.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid to the trustees (all of whom are independent) by each Fund is reported as “Trustees fees” on the Statement of Operations under Item 7 of this Form N-CSR.

Except for a portion of the CCO’s compensation, the Funds do not pay any remuneration to their officers. The aggregate remuneration paid to the Funds’ Chief Compliance Officer by the Funds is reported within the “Miscellaneous” line item on the Statement of Operations under Item 7 of this Form N-CSR.

The aggregate remuneration paid to Driehaus Capital Management LLC, the Funds’ investment adviser and an affiliate of the Funds’ officers, is reported as “Investment advisory fees” on the Statement of Operations in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Board of Trustees (the “Board”) of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus International Developed Equity Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (each a “Fund” and collectively, the “Funds”) on September 9, 2025 for a one-year term ending September 30, 2026. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a meeting with their independent legal counsel on September 3, 2025 to review the materials provided in response to their request. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board noted the Adviser’s role in overseeing the Funds’ other service providers, including the Adviser’s review of expenses.  The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities.

The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds, as applicable, compiled by Barrington Partners (“Barrington”) using data from Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”), and to each Fund’s performance benchmark index, as identified in reports to shareholders. The Board noted that the Adviser represented that, because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records (except for Driehaus Global Fund, which had a change in investment strategy effective April 30, 2023, Driehaus International Developed Equity Fund, which commenced operations on April 30, 2024 and Driehaus Event Driven Fund, which pursues an investment strategy that differs from its benchmark), it was also meaningful to analyze the performance over rolling time periods. The Board reviewed rolling performance for the Funds for the 1-, 3- and 5-year periods, as applicable, over the life of each covered Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

As to the specific Funds, the Board considered that, as of June 30, 2025, Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its Performance Universe for the 10-year period, ranking in the fourth, third and third quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the first quartile being the best performers and the fourth quartile being the worst performers). The Board noted that Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its benchmark index, the MSCI Emerging Markets Index, for the 10-year period. The Board further noted that, as of June 30, 2025, Driehaus Emerging Markets Growth Fund (Institutional Shares) underperformed its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s Institutional Shares inception date was July 17, 2017), ranking in the fourth, third and third quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods, and that Driehaus Emerging Markets Growth Fund (Institutional Shares) underperformed its benchmark index for each of the above periods.

The Board considered that, as of June 30, 2025, Driehaus International Small Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the second, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods. The Board noted that Driehaus International Small Cap Growth Fund outperformed its benchmark index, the MSCI All Country World ex USA Small Cap Growth Index, for each of the above periods.

The Board considered that, as of June 30, 2025, Driehaus Micro Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the second, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Micro Cap Growth Fund outperformed its benchmark index, the Russell Microcap Growth Index, for the 3-, 5- and 10-year periods.

The Board considered that, as of June 30, 2025, Driehaus Emerging Markets Small Cap Growth Fund outperformed its Performance Universe for the 3-, 5- and 10-year periods, ranking in the fourth, second and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Emerging Markets Small Cap Growth Fund underperformed its benchmark index, the MSCI Emerging Markets Small Cap Index, for each of the above periods.

The Board considered that, as of June 30, 2025, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) outperformed its Performance Universe for the 3- and 5-year periods, ranking in the fourth, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s inception date was August 21, 2017). The Board noted that Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) outperformed its benchmark index, the Russell 2000 Growth Index, for the 3- and 5-year periods.

The Board considered that, as of June 30, 2025, Driehaus Global Fund outperformed its Performance Universe for the 1-year period, ranking in the first quartile.  The Board noted that the Fund changed its investment strategy effective April 30, 2023 and that, the Performance Universe data provided by Barrington for the 3- and 5-year periods ended June 30, 2025 was not representative of the new investment strategy, and, thus, was not relevant to its consideration of the Fund’s performance. In addition, the Board noted that Driehaus Global Fund outperformed its benchmark index, the MSCI All Country World Index, for the 1-year period.

The Board considered that, as of June 30, 2025, Driehaus International Developed Equity Fund outperformed its Performance Universe for the 1-year period (the Fund’s inception date was April 30, 2024), ranking in the first quartile. In addition, the Board noted that Driehaus International Developed Equity Fund outperformed its benchmark index, the MSCI World Ex USA Growth Index, for the above period.

The Board considered that, as of June 30, 2025, Driehaus Small/Mid Cap Growth Fund’s outperformed its Performance Universe for the 5-year period, ranking in the fourth, second and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s inception date was May 1, 2020). In addition, the Board noted that Driehaus Small/Mid Cap Growth Fund outperformed its benchmark index, the Russell 2500 Growth Index, for the 3- and 5-year periods.

The Board considered the longer-term performance of the Fund, noting that, as of June 30, 2025, Driehaus Event Driven Fund outperformed its Performance Universe for the 5- and 10-year periods, and considered that the Fund’s objective of a positive return over a full market cycle had been met and that the Fund’s volatility target, as measured by having a standard deviation of two-thirds or less than that of the S&P 500 Index, had been met for each of the 1-, 3- and 5-year periods. The Board also considered the Fund’s ranking, in the fourth quartile, of its Performance Universe for the 1- and 3- year periods. In addition, the Board noted that Driehaus Event Driven Fund underperformed the S&P 500 Index for each of the above periods but noted the Adviser’s statement that the benchmark for Driehaus Event Driven Fund is more representative for long-only funds and that the HFRX Event Driven Index and Morningstar Event Driven Category are more representative of Driehaus Event Driven Fund than the benchmark index. Additionally, the Board noted the Adviser’s statements regarding the limited number of peers in the Morningstar Event Driven Category. The Board also reviewed performance for Driehaus Event Driven Fund for the 1-, 3- and 5-year and year-to-date periods ended June 30, 2025, relative to the HFRX Event Driven Index and Morningstar Event Driven Category and noted that the Fund underperformed the HFRX Event Driven Index for each period and outperformed the Morningstar Event Driven Category for the 5-year period. The Board noted that the Fund outperformed the Morningstar Event Driven Category for the 2021 and 2023 calendar years.

As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported approval of the Agreement for each Fund.

Fees. The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of June 30, 2025 as compared to peer expense group information based on data compiled by Barrington using data from Morningstar (with the fourth quartile being the highest fee).  The Board noted that Driehaus International Developed Equity Fund’s, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Small/Mid Cap Growth Fund’s contractual management fee rates were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Small Cap Growth Fund’s and Driehaus Event Driven Fund’s contractual management fee rates were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Global Fund’s contractual management fee rates were in the third quartile of their respective peer groups and that Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s contractual management fee rates were in the fourth quartile of their respective peer groups.

The Board also considered that as of June 30, 2025, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares), Driehaus International Developed Equity Fund’s and Driehaus Small/Mid Cap Growth Fund’s total expense ratio were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Institutional Shares), Driehaus Global Fund’s and Driehaus Event Driven Fund’s total expense ratio were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares) and Driehaus Emerging Markets Small Cap Growth Fund’s total expense ratios were in the third quartile of their respective peer groups and that Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s total expense ratios were in the fourth quartile of their respective peer groups.  In addition, the Board considered the expense reimbursement arrangements with the Adviser for Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Developed Equity Fund and Driehaus Small/Mid Cap Growth Fund.

The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable.  With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts.  In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management, the long-term performance of the Funds and the limited capacity of the investment style.  In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $535,344 in directed brokerage credits during calendar year 2024, which were used to reduce expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.

Profitability. The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds.  The Board considered the estimated costs to the Adviser of managing the Funds.  The Board noted that Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund are currently closed to new investors in order to maintain assets at a level that the Adviser believes is prudent, which limits each Fund’s profitability to the Adviser.  The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund and for Driehaus Event Driven Fund) and that the Adviser provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, except for Driehaus Emerging Markets Growth Fund (Investor Shares), Driehaus Small Cap Growth Fund (Investor Shares) and Driehaus Event Driven Fund, which reimburse the Adviser under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan.  The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting that Driehaus International Developed Equity Fund operated at a loss), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale. In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale.  Given the size of the Funds and the capacity constraints of the investment styles for certain Funds, as well as the fee waivers for certain of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser.  The Board also considered the character and amount of other incidental benefits received by the Adviser.  The Board noted that payments to the Adviser under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interest of each Fund. No single factor was determinative in the Board's analysis.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits

(a)(1) Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(Principal Executive Officer)

Date	March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(Principal Executive Officer)

Date	March 5, 2026

By (Signature and Title)	/s/ Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer
(Principal Financial Officer)

Date	March 5, 2026